UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2021

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Corporate Bond Fund

Delaware Extended Duration Bond Fund

July 31, 2021

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2021, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund	August 10, 2021 (Unaudited)

Performance preview (for the year ended July 31, 2021)

Delaware Corporate Bond Fund (Institutional Class shares)	1-year return	+2.72%
Delaware Corporate Bond Fund (Class A shares)	1-year return	+2.47%
Bloomberg Barclays US Corporate Investment Grade Index (benchmark)	1-year return	+1.42%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Corporate Bond Fund, please see the table on page 7. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 10 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Extended Duration Bond Fund (Institutional Class shares)	1-year return	+1.63%
Delaware Extended Duration Bond Fund (Class A shares)	1-year return	+1.24%
Bloomberg Barclays Long US Corporate Index (benchmark)	1-year return	+0.70%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Extended Duration Bond Fund, please see the table on page 12. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 15 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objectives

The Funds seek to provide investors with total return.

Market review

During the fiscal year ended July 31, 2021, it was all about fiscal and monetary policy. The overarching story characterizing the economy and bond markets was the rapid and substantial intervention of both the US government and the US Federal Reserve to promote a brisk recovery from the pandemic-induced recession.

Toward the end of the Fund’s previous fiscal year, the government and the Fed acted to prevent the economy and markets from completely melting down. The fiscal measures included stimulus checks to individuals, enhanced unemployment benefits, and the Payroll Protection Program that sought to provide continued employment for small-business employees. The Fed’s monetary measures included market-stabilizing buybacks of corporate debt and Treasury and mortgage securities. Combined with the extremely low-rate environment, these programs resulted in a strong rebound fueled by consumers with money in their pockets.

As the new fiscal year began in August 2020, a V-shaped recovery was largely under way. At the same time, questions remained about those higher-risk assets that had been most heavily affected by the pandemic. These COVID-19-sensitive sectors included airlines, casinos, car rental companies, cruise lines, entertainment venues, hotels, and restaurants. While the Fed attempted to prevent further

Portfolio management review
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

deterioration, the question remained whether demand in these cyclical sectors would continue to be so low that the credit ratings for some of these companies would deteriorate.

A strong indication came late in 2020 with the announcement that vaccines for COVID-19 would be available in January. In the first quarter of 2021, as millions of Americans got vaccinated, significant pent-up demand led consumers to resume travel, restaurant dining, and entertainment activities. The result was a notably strong quarter for value and cyclical securities that had borne the brunt of the pandemic-induced selloff.

The November election and change of administrations in Washington D.C. did not have a significant effect on the financial markets. Investors barely reacted to the prospect of potentially higher taxes and increased regulation. Investors did initially react exuberantly to early talk of the infrastructure bill, but that moderated somewhat. Nonetheless, the likelihood of future tax increases, new Treasury supply, and pressure on wages and employment that would likely result from new infrastructure spending are potential concerns we believe are worth monitoring.

Late in the fiscal year, inflation became a concern. Investors reacted negatively when the Consumer Price Index (CPI) jumped 5.4% and the Producer Price Index (PPI) increased 7.3% for the 12 months ended June 30, 2021. The Fed quickly pointed out that the comparisons were off the low base created by the initial pandemic-induced selloff and reflected pent-up demand for goods and services that had been unavailable during the lockdowns and pre-vaccination period. In the Fed’s opinion, the price increases were transitory and were not a harbinger of further inflation and interest rate hikes. While the possibility of inflation and its effect on corporate profitability remain, investors have seemed to buy the Fed’s argument.

Bond markets in the United States benefited from the low-to-negative rates in overseas markets, particularly those in Europe and Japan. The European Central Bank (ECB) adopted an ultra-easy monetary policy and ramped up its bond-buying program. The result was that yields continued to drop. We’re not surprised, therefore, that foreign investors turned to the US to purchase fixed income assets with higher yields.

US investors also took advantage of yields that were higher in the US than elsewhere. Since the onset of the pandemic in March 2020, mutual fund flows into investment grade credit have grown steadily stronger.

The 2020 calendar year saw record issuance of US investment grade bonds, as companies sought to take advantage of low borrowing costs and the abundant liquidity that was available to shore up their balance sheets during the pandemic. The record supply was met with solid demand amid the aforementioned global search for yield.

The fiscal year was also noteworthy for the relative strength of high yield securities versus investment grade. Especially in the latter half of 2020, after the Fed stepped in to prop up markets, and continuing throughout the fiscal year, investors saw very strong credit fundamentals, low default risk, and supportive valuations.

Source: Bloomberg.

Within the Funds

For the fiscal year ended July 31, 2021, Delaware Corporate Bond Fund outperformed its benchmark, the Bloomberg Barclays US Corporate Investment Grade Index. The Fund’s Institutional Class shares gained 2.72%. The Fund’s Class A shares advanced 2.47% at net asset value and declined 2.17% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark gained 1.42%. For complete, annualized performance of Delaware Corporate Bond Fund, please see the table on page 7.

During the same period, Delaware Extended Duration Bond Fund outperformed its benchmark, the Bloomberg Barclays Long US Corporate Index. The Fund’s Institutional Class shares gained 1.63%. The Fund’s Class A shares advanced 1.24% at net asset value and declined 3.27% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark gained 0.70%. For complete, annualized performance of Delaware Extended Duration Bond Fund, please see the table on page 12.

Both Funds benefited from out-of-benchmark investments in high yield securities, which generally outperformed their investment grade counterparts for the fiscal year. The Funds are each allowed to invest up to 20% of their assets in high yield bonds, and each maintained a portfolio allocation of about 11% to 12% during the 12-month period.

Delaware Corporate Bond Fund

Delaware Corporate Bond Fund took advantage of the large supply of corporate debt brought to the market early in the fiscal year. Given the high degree of market uncertainty, significant concessions were given to investors willing to accept the additional risk imposed by the pandemic. The Fund participated in the new-issue supply at the time and the price concessions that were offered, which ultimately benefited the Fund when spreads compressed as the fiscal year ensued. Later in the period, as the COVID-19 crisis eased and investors grew more comfortable, those concessions started to shrink.

As noted earlier, the Fund also took advantage of the strength of high yield securities, maintaining an allocation of about 12%. The high yield component of the Fund’s portfolio was the strongest-performing part of the Fund, and we remain comfortable trying to obtain outperformance from that part of the market at this time. As we have done in the past, we continued to overweight the Fund’s allocation to BBB-rated credits, while underweighting A-rated bonds versus the benchmark.

Doing this may enable the Fund to achieve some extra yield while potentially providing some protection in the event that higher-rated companies sacrifice their credit ratings for shareholder-friendly activities such as mergers, share buybacks, and dividend increases. Higher-rated companies have greater financial flexibility to engage in these activities, which can hurt their credit ratings, while BBB-rated companies are generally less likely to take actions that will damage their ratings to below investment grade. That being said, lower-rated securities are riskier investments, subject to a greater risk of default.

The Fund was hampered somewhat by the rate volatility that occurred during the first quarter of 2021. From the beginning of the calendar year through early April, the 10-year Treasury yield advanced from about 1.00% to 1.75%. Despite our efforts to move out of some of the Fund’s long-duration, long-maturity holdings, the Fund’s performance suffered at the time.

On a sector basis, banking was a leading contributor. The Fund benefited from owning subordinated bonds (which receive lower repayment priority compared with senior debt during a liquidation or bankruptcy), where more yield could be picked up, relative to more senior bonds of the same issuer. In an economic environment that seemed supportive of holding higher-risk credit, we saw value in the subordinated parts of these investment grade companies and this strategy was beneficial. Among the Fund’s banking holdings, JPMorgan Chase & Co. performed well.

Portfolio management review
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

The energy sector also contributed significantly to performance. While maintaining a neutral weighting relative to the benchmark, the Fund benefited both from advantageous security selection and from a near doubling of the price of oil during the fiscal year, from about $40 a barrel to nearly $75 at period end.

The Fund had exposure to both the pipeline and independent exploration and production (E&P) subsectors of the broader energy space. While the latter benefited directly from increasing demand and rising prices, the profitability of pipeline companies isn’t predicated strictly on the price of the commodities they handle but rather the quantity of how much they handle.

The Fund owned bonds issued by Energy Transfer LP, a strong-performing pipeline company. The bonds outperformed after the company took steps (shareholder distribution cuts and, in our view, solid execution) to maintain its investment grade status with rating agencies.

Among individual securities, Viacom Inc., a multinational mass media and entertainment company, performed well and contributed to the Fund’s performance. Following the completion of its merger with CBS more than a year ago, the company went through a deleveraging process and executed well during the Fund’s fiscal year.

The electric utilities sector was the leading detractor from performance during the fiscal year, largely due to the Fund’s overweight position. In the risk-on environment that prevailed during the fiscal year, the Fund’s overweight to this conservative sector was a drag on performance. Among the Fund’s holdings in the sector, Evergy Kansas Central Inc., a provider of electricity generation, transmission, and distribution services, was a major detractor. We exited the position during the fiscal year.

Similarly, cash and Treasurys held by the Fund also detracted from performance. Typically held to manage liquidity and duration in the risk-on environment, the holdings significantly detracted from performance.

As noted earlier, there was considerable rate volatility in the first quarter of 2021. As a consequence, several of the long bonds held by the Fund early in the fiscal year performed poorly as we exited those positions in order to use the proceeds to pursue what we viewed as more promising opportunities. Among the long bonds that we sold were those of Anheuser-Busch InBev Worldwide Inc., Bank of America Corp., and Morgan Stanley. In addition, we sold long bonds of Verizon Communications Inc. that had led to losses, though we maintained positions in other long bonds from this issuer. Notably, we considered each of these to be high-quality companies with good fundamentals and, in fact, they performed well as businesses. Because of the first quarter’s volatility, however, we exited the positions and invested in shorter-duration securities elsewhere.

At fiscal year end, we continued to position the Fund with a significant allocation to high yield, mostly BB-rated and B-rated credits in what we consider to be defensive sectors. Given that we are still in the midst of an economic recovery, we think that this positioning has the potential to deliver excess return versus the benchmark while taking a bit less interest rate risk and more pure credit risk. This is consistent with our view that the past year’s growth in corporate earnings, the lower supply, and the global demand for yield appear likely continue. Additionally, in an effort to combat potentially higher rates, we have been investing in bonds with lower dollar prices than the benchmark.

During the fiscal year, we made minimal use of US Treasury futures to adjust overall duration of the Fund. This exposure had no material impact on Fund performance. The Fund also held a small position in credit default swaps on the investment grade index as a temporary hedge given valuations and technicals we observed in the market. The position had no material impact on the Fund’s performance.

Delaware Extended Duration Bond Fund

Delaware Extended Duration Bond Fund is designed to provide investors with access to the long end of the US investment grade corporate market. The management of the Fund is strategically like that of Delaware Corporate Bond Fund. As many companies do not issue longer-duration bonds, however, we identify additional opportunities as needed to complete the Fund’s portfolio.

The Fund began the 12-month period with about 6.5% exposure to high yield bonds, which, by the end of the period, had increased to about 11%, the highest it has been in the past few years. Our rationale for increasing the Fund’s investment in high yield bonds was similar to that of Delaware Corporate Bond Fund, with an overweight to BBB-rated securities. As with Delaware Corporate Bond Fund, high yield bonds were the leading contributor to the Fund’s relative performance.

On a sector basis, banking and energy were the leading contributors. In banking, the Fund benefited from exposure both to securities in the subordinated parts of the capital structure and to shorter-dated issues. Exposure to shorter-duration securities and subordinated bonds worked well for the Fund, providing a bit more yield without taking on undue risk.

In the energy sector, the Fund benefited from the steadily rising price of oil and increased demand throughout the 12-month period. A leading contributor in the sector was Marathon Oil Corp., an E&P company that benefited significantly from a near doubling in the price of oil during the Fund’s fiscal year. The Fund also owned bonds issued by Energy Transfer LP, an oil pipeline company. As mentioned earlier, the bonds outperformed after the company took steps (shareholder distribution cuts and, in our view, solid execution) to maintain its investment grade status with rating agencies.

General Motors Co. was a leading individual contributor to the Fund’s performance. General Motors’ securities suffered partly in sympathy with the downgrade of Ford Motor Co. credit to junk status in March 2020. In General Motors’ case, we thought the debt securities reached an attractive valuation. Despite a period of low sales volume, the company executed well and sales rebounded. In our view, the company now appears to be in a strong position, recently posting a solid operating profit.

Brighthouse Financial Inc. was another leading contributor. The life insurance company was spun off from MetLife Inc. several years ago and now has a large annuity business that has benefited from the healthy capital market environment. We felt the bonds were being undervalued at the time by the market and along with strength of the equity markets, Brighthouse Financial performed well.

As with Delaware Corporate Bond Fund, the electric utilities sector was the leading detractor from the Fund’s performance. Again, the Fund’s overweight position in the sector was detrimental given the sector’s conservative nature and the fiscal year’s risk-on environment.

The Fund’s underweight in the transportation sector also detracted from performance for the fiscal year. Airlines and railroads had sold off precipitously when the pandemic began, and we reduced the Fund’s allocation to the sector accordingly. Later in the fiscal year, we thought it was a bit early to make investments in long-duration bonds of these cyclical industries. When the transportation sector suddenly and rapidly recovered, the Fund underperformed.

As with Delaware Corporate Bond Fund, rate volatility in the first quarter of 2021 led several companies to significantly detract from

Portfolio management review
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

performance. Among them were pharmaceutical company AbbVie Inc., Berkshire Hathaway Finance Corp., and railroad Norfolk Southern Corp. We exited the Berkshire Hathaway Finance and Norfolk Southern positions during the fiscal year.

These three companies were among the Fund’s long-duration holdings and did not fare well as rates climbed. At the time, we were able to receive higher yield by investing in shorter-duration, defensive BB-rated bonds in the cable and telecommunications sectors, some parts of healthcare, pipeline companies, and technology companies that got a boost from the COVID-19 environment and the work-from-home effect that it created. The Fund was able to receive higher yield from those defensive business models than if it had maintained investments in the long end of investment grade companies such as railroads and metals and mining companies that were depending on the return of consumer demand. As a result, the Fund underperformed in the more cyclical spaces but was compensated by investing in more defensive areas.

At fiscal year end, we continued to position the Fund with lower-priced securities, and an allocation to BBB-rated and BB-rated securities as we sought to obtain a yield advantage versus the benchmark without taking excessive duration risk. We have not positioned the Fund with an overarching overweight or underweight in any sector. Instead, we believe that the Fund’s out-of-benchmark positions, primarily in high yield, have the potential to benefit the Fund going forward.

During the fiscal year, the Fund made minimal use of Treasury futures to hedge out unwanted exposures to the Treasury yield curve. That exposure had no material impact on Fund performance. The Fund also held a small position in credit default swaps on the investment grade index as a temporary hedge given valuations and technicals we observed in the market. The position had no material impact on the Fund’s performance.

Performance summaries
Delaware Corporate Bond Fund	July 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. September 15, 1998)
Excluding sales charge	+2.47%	+5.34%	+5.39%	+6.50%
Including sales charge	-2.17%	+4.38%	+4.90%	+6.28%
Class C (Est. September 15, 1998)
Excluding sales charge	+1.70%	+4.56%	+4.61%	+5.71%
Including sales charge	+0.71%	+4.56%	+4.61%	+5.71%
Class R (Est. June 2, 2003)
Excluding sales charge	+2.37%	+5.11%	+5.15%	+5.78%
Including sales charge	+2.37%	+5.11%	+5.15%	+5.78%
Institutional Class (Est. September 15, 1998)
Excluding sales charge	+2.72%	+5.61%	+5.66%	+6.77%
Including sales charge	+2.72%	+5.61%	+5.66%	+6.77%
Class R6 (Est. January 31, 2019)
Excluding sales charge	+2.97%	—	—	+10.03%
Including sales charge	+2.97%	—	—	+10.03%
Bloomberg Barclays US Corporate Investment
Grade Index	+1.42%	+4.88%	+5.05%	+5.66%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 9. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets.

Performance summaries
Delaware Corporate Bond Fund

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For

securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.57% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.48% of the Fund’s Class R6 shares’ average daily net assets from August 1, 2020 to July 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses
(without fee waivers)	0.91%	1.66%	1.16%	0.66%	0.57%
Net expenses (including fee
waivers, if any)	0.82%	1.57%	1.07%	0.57%	0.48%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from November 29, 2019 through November 27, 2021.

Performance summaries
Delaware Corporate Bond Fund

Performance of a $10,000 investment1
Average annual total returns from July 31, 2011 through July 31, 2021

For period beginning July 31, 2011 through July 31, 2021	Starting value	Ending value
Delaware Corporate Bond Fund — Institutional Class shares	$10,000	$17,335
Bloomberg Barclays US Corporate Investment Grade Index	$10,000	$16,365
Delaware Corporate Bond Fund — Class A shares	$9,550	$16,136

[1]

The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2011, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 9. Please note additional details on pages 7 through 11.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Corporate Investment Grade Index as of July 31, 2011. The Bloomberg Barclays US Corporate Investment Grade Index is composed of US dollar–denominated, investment grade corporate bonds that are SEC-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

The US Consumer Price Index (CPI), mentioned on page 2, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

The Producer Price Index (PPI), mentioned on page 2, measures the average change over time in the selling price of goods and services sold by domestic producers for their output.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DGCAX	245908785
Class C	DGCCX	245908769
Class R	DGCRX	245908744
Institutional Class	DGCIX	245908751
Class R6	DGCZX	24610J100

Performance summaries
Delaware Extended Duration Bond Fund	July 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. September 15, 1998)
Excluding sales charge	+1.24%	+6.28%	+7.56%	+8.03%
Including sales charge	-3.27%	+5.31%	+7.06%	+7.81%
Class C (Est. September 15, 1998)
Excluding sales charge	+0.62%	+5.52%	+6.76%	+7.23%
Including sales charge	-0.30%	+5.52%	+6.76%	+7.23%
Class R (Est. October 3, 2005)
Excluding sales charge	+1.13%	+6.04%	+7.30%	+7.69%
Including sales charge	+1.13%	+6.04%	+7.30%	+7.69%
Institutional Class (Est. September 15, 1998)
Excluding sales charge	+1.63%	+6.58%	+7.83%	+8.30%
Including sales charge	+1.63%	+6.58%	+7.83%	+8.30%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+1.58%	+6.64%	—	+7.73%
Including sales charge	+1.58%	+6.64%	—	+7.73%
Bloomberg Barclays Long US Corporate Index	+0.70%	+6.72%	+7.43%	+7.06%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 14. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first

12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but

Performance summaries
Delaware Extended Duration Bond Fund

with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.57% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.48% of the Fund’s Class R6 shares’ average daily net assets from November 27, 2020 to July 31, 2021.* Prior to November 27, 2020, expense waiver was 0.57% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.49% of the Fund’s Class R6 shares’ average daily net assets. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses
(without fee waivers)	0.96%	1.71%	1.21%	0.71%	0.62%
Net expenses (including fee
waivers, if any)	0.82%	1.57%	1.07%	0.57%	0.48%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from November 29, 2019 through November 27, 2021.

Performance of a $10,000 investment1
Average annual total returns from July 31, 2011 through July 31, 2021

For period beginning July 31, 2011 through July 31, 2021	Starting value	Ending value
Delaware Extended Duration Bond Fund — Institutional Class shares	$10,000	$21,254
Bloomberg Barclays Long US Corporate Index	$10,000	$20,485
Delaware Extended Duration Bond Fund — Class A shares	$9,550	$19,789

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2011, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 14. Please note additional details on pages 12 through 16.

The graph also assumes $10,000 invested in the Bloomberg Barclays Long US Corporate Index as of July 31, 2011. The Bloomberg Barclays Long US Corporate Index is composed of US dollar–denominated, investment grade corporate bonds that are SEC-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least 10 years to maturity.

The US Consumer Price Index (CPI), mentioned on page 2, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

The Producer Price Index (PPI), mentioned on page 2, measures the average change over time in the selling price of goods and services sold by domestic producers for their output.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries
Delaware Extended Duration Bond Fund

	Nasdaq symbols	CUSIPs
Class A	DEEAX	245908835
Class C	DEECX	245908819
Class R	DEERX	245908728
Institutional Class	DEEIX	245908793
Class R6	DEZRX	245908629

Disclosure of Fund expenses
For the six-month period from February 1, 2021 to July 31, 2021 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2021 to July 31, 2021.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses
For the six-month period from February 1, 2021 to July 31, 2021 (Unaudited)

Delaware Corporate Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/21	7/31/21	Expense Ratio	2/1/21 to 7/31/21*
Actual Fund return†
Class A	$1,000.00	$1,016.60	0.82%	$4.10
Class C	1,000.00	1,012.90	1.57%	7.84
Class R	1,000.00	1,015.40	1.07%	5.35
Institutional Class	1,000.00	1,017.90	0.57%	2.85
Class R6	1,000.00	1,018.30	0.48%	2.40
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.73	0.82%	$4.11
Class C	1,000.00	1,017.01	1.57%	7.85
Class R	1,000.00	1,019.49	1.07%	5.36
Institutional Class	1,000.00	1,021.97	0.57%	2.86
Class R6	1,000.00	1,022.41	0.48%	2.41

Delaware Extended Duration Bond Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/21	7/31/21	Expense Ratio	2/1/21 to 7/31/21*
Actual Fund return†
Class A	$1,000.00	$1,025.20	0.82%	$4.12
Class C	1,000.00	1,021.40	1.57%	7.87
Class R	1,000.00	1,025.40	1.07%	5.37
Institutional Class	1,000.00	1,026.50	0.57%	2.86
Class R6	1,000.00	1,026.90	0.47%	2.36
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.73	0.82%	$4.11
Class C	1,000.00	1,017.01	1.57%	7.85
Class R	1,000.00	1,019.49	1.07%	5.36
Institutional Class	1,000.00	1,021.97	0.57%	2.86
Class R6	1,000.00	1,022.46	0.47%	2.36

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected on the previous page, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The tables on the previous page do not reflect the expenses of the Underlying Funds.

Security type / sector allocations
Delaware Corporate Bond Fund	As of July 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Corporate Bonds	96.17%
Banking	24.09%
Basic Industry	3.27%
Brokerage	1.84%
Capital Goods	2.79%
Communications	11.71%
Consumer Cyclical	3.31%
Consumer Non-Cyclical	8.17%
Electric	11.23%
Energy	9.33%
Finance Companies	2.67%
Insurance	5.36%
Real Estate Investment Trusts	2.05%
Technology	8.50%
Transportation	1.72%
Utilities	0.13%
Loan Agreements	1.97%
Convertible Preferred Stock	0.27%
Short-Term Investments	2.46%
Total Value of Securities	100.87%
Liabilities Net of Receivables and Other Assets	(0.87%)
Total Net Assets	100.00%

Security type / sector allocations
Delaware Extended Duration Bond Fund	As of July 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Corporate Bonds	94.66%
Banking	12.76%
Basic Industry	3.80%
Brokerage	1.18%
Capital Goods	2.36%
Communications	12.75%
Consumer Cyclical	3.59%
Consumer Non-Cyclical	13.20%
Electric	12.99%
Energy	10.17%
Finance Companies	0.42%
Insurance	10.04%
Natural Gas	3.60%
Real Estate Investment Trusts	1.50%
Technology	4.18%
Transportation	1.10%
Utilities	1.02%
Municipal Bonds	1.68%
Loan Agreements	1.86%
Convertible Preferred Stock	0.76%
Short-Term Investments	0.47%
Total Value of Securities	99.43%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%

Schedules of investments
Delaware Corporate Bond Fund	July 31, 2021

	Principal
	amount°	Value (US $)
Corporate Bonds – 96.17%
Banking – 24.09%
Ally Financial
4.70% 5/15/26 µ, ψ	9,070,000	$9,509,895
5.75% 11/20/25	9,695,000	11,097,437
8.00% 11/1/31	1,840,000	2,679,811
Banco Santander 2.749% 12/3/30	6,200,000	6,261,880
Bank of America
1.734% 7/22/27 µ	6,050,000	6,157,999
2.299% 7/21/32 µ	14,140,000	14,300,110
2.676% 6/19/41 µ	5,990,000	5,922,349
Bank of New York Mellon 4.70% 9/20/25 µ, ψ	8,770,000	9,724,351
Barclays 5.20% 5/12/26	13,585,000	15,670,026
BBVA USA 3.875% 4/10/25	9,495,000	10,529,001
BNP Paribas 144A 4.625% 2/25/31 #, µ, ψ	4,415,000	4,601,754
Citigroup
4.00% 12/10/25 µ, ψ	13,990,000	14,490,842
4.45% 9/29/27	9,555,000	11,038,965
Credit Agricole 144A 2.811% 1/11/41 #	13,530,000	13,114,770
Credit Suisse Group
144A 4.50% 9/3/30 #, µ, ψ	1,790,000	1,784,809
144A 5.10% 1/24/30 #, µ, ψ	5,305,000	5,484,044
144A 5.25% 2/11/27 #, µ, ψ	3,220,000	3,385,025
144A 6.375% 8/21/26 #, µ, ψ	4,795,000	5,331,249
Deutsche Bank
3.035% 5/28/32 µ	5,410,000	5,603,746
3.729% 1/14/32 µ	9,280,000	9,565,200
Goldman Sachs Group
1.542% 9/10/27 µ	20,920,000	21,052,599
2.383% 7/21/32 µ	6,275,000	6,392,910
HSBC Holdings 4.60% 12/17/30 µ, ψ	5,225,000	5,379,137
Intesa Sanpaolo 144A 4.198% 6/1/32 #	6,205,000	6,393,162
JPMorgan Chase & Co.
1.578% 4/22/27 µ	5,185,000	5,248,905
3.328% 4/22/52 µ	6,880,000	7,495,150
Morgan Stanley
1.512% 7/20/27 µ	22,367,000	22,569,459
1.794% 2/13/32 µ	7,204,000	7,010,973
5.00% 11/24/25	4,515,000	5,220,506

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Natwest Group
1.642% 6/14/27 µ	2,550,000	$2,565,990
2.359% 5/22/24 µ	2,945,000	3,031,796
3.754% 11/1/29 µ	3,950,000	4,203,363
4.60% 6/28/31 µ, ψ	4,175,000	4,284,594
8.625% 8/15/21 µ, ψ	4,735,000	4,750,270
PNC Bank 4.05% 7/26/28	3,665,000	4,282,213
Popular 6.125% 9/14/23	5,020,000	5,424,938
Societe Generale 144A 4.75% 5/26/26 #, µ, ψ	5,015,000	5,190,525
SVB Financial Group
2.10% 5/15/28	5,155,000	5,297,217
4.00% 5/15/26 µ, ψ	13,550,000	14,108,937
Truist Bank 2.636% 9/17/29 µ	14,135,000	14,833,661
Truist Financial 4.95% 9/1/25 µ, ψ	8,635,000	9,455,325
UBS 7.625% 8/17/22	4,145,000	4,428,714
UBS Group 144A 4.375% 2/10/31 #, µ, ψ	4,390,000	4,532,675
US Bancorp 3.00% 7/30/29	10,620,000	11,643,429
Wells Fargo & Co. 3.90% 3/15/26 µ, ψ	10,005,000	10,392,844
		361,442,555
Basic Industry – 3.27%
Georgia-Pacific 8.00% 1/15/24	4,345,000	5,129,511
Graphic Packaging International 144A 3.50% 3/1/29 #	3,155,000	3,145,436
LYB International Finance III 3.375% 10/1/40	7,325,000	7,850,977
LyondellBasell Industries 4.625% 2/26/55	5,385,000	6,892,674
Newmont
2.25% 10/1/30	4,465,000	4,549,935
2.80% 10/1/29	9,845,000	10,500,127
Steel Dynamics
1.65% 10/15/27	2,520,000	2,537,065
2.40% 6/15/25	1,410,000	1,480,265
Suzano Austria 3.125% 1/15/32	7,100,000	7,044,975
		49,130,965
Brokerage – 1.84%
Blackstone Holdings Finance 144A 1.625% 8/5/28 #	2,865,000	2,868,352
Charles Schwab
4.00% 6/1/26 µ, ψ	3,375,000	3,531,094
5.375% 6/1/25 µ, ψ	4,195,000	4,695,044

Schedules of investments
Delaware Corporate Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Brokerage (continued)
Jefferies Group
2.75% 10/15/32	2,765,000	$2,840,397
4.15% 1/23/30	2,305,000	2,640,799
6.45% 6/8/27	6,437,000	8,103,209
6.50% 1/20/43	2,090,000	2,950,261
		27,629,156
Capital Goods – 2.79%
Amcor Flexibles North America 2.69% 5/25/31	5,505,000	5,754,500
Ardagh Metal Packaging Finance USA 144A 4.00% 9/1/29 #	3,515,000	3,528,181
Berry Global 144A 4.875% 7/15/26 #	1,630,000	1,720,889
CCL Industries 144A 3.05% 6/1/30 #	2,810,000	3,006,011
Madison IAQ 144A 4.125% 6/30/28 #	1,880,000	1,885,114
Reynolds Group Issuer 144A 4.00% 10/15/27 #	3,385,000	3,385,000
Teledyne Technologies
2.25% 4/1/28	10,310,000	10,675,451
2.75% 4/1/31	5,895,000	6,208,475
Weir Group 144A 2.20% 5/13/26 #	5,605,000	5,671,353
		41,834,974
Communications – 11.71%
Altice France
144A 5.125% 1/15/29 #	3,720,000	3,752,643
144A 5.125% 7/15/29 #	2,580,000	2,602,343
AMC Networks 4.75% 8/1/25	3,325,000	3,413,096
AT&T
1.70% 3/25/26	4,520,000	4,591,131
3.10% 2/1/43	7,447,000	7,454,849
CCO Holdings 144A 4.50% 6/1/33 #	945,000	984,988
Cellnex Finance 144A 3.875% 7/7/41 #	4,500,000	4,584,289
Charter Communications Operating 4.40% 12/1/61	4,460,000	4,907,765
Comcast 3.20% 7/15/36	12,674,000	13,870,161
CSC Holdings 144A 4.50% 11/15/31 #	5,855,000	5,906,231
Discovery Communications 4.00% 9/15/55	10,770,000	11,592,357
Level 3 Financing
144A 3.625% 1/15/29 #	1,770,000	1,721,927
144A 3.75% 7/15/29 #	4,700,000	4,612,016
144A 4.25% 7/1/28 #	3,875,000	3,950,078
NTT Finance 144A 1.162% 4/3/26 #	7,570,000	7,597,543
Sprint Spectrum
144A 3.36% 3/20/23 #	242,188	243,186
144A 4.738% 9/20/29 #	3,932,812	4,216,899

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Time Warner Cable 7.30% 7/1/38	5,035,000	$7,406,453
Time Warner Entertainment 8.375% 3/15/23	6,100,000	6,861,432
T-Mobile USA
2.55% 2/15/31	7,635,000	7,836,946
3.00% 2/15/41	7,605,000	7,666,676
3.375% 4/15/29	7,795,000	8,127,223
144A 3.375% 4/15/29 #	5,810,000	6,057,622
Verizon Communications
2.55% 3/21/31	3,375,000	3,511,865
3.40% 3/22/41	8,885,000	9,624,032
4.50% 8/10/33	10,110,000	12,336,315
ViacomCBS
4.375% 3/15/43	10,035,000	11,893,125
4.95% 1/15/31	665,000	814,698
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	7,158,000	7,656,409
		175,794,298
Consumer Cyclical – 3.31%
AutoNation 1.95% 8/1/28	6,745,000	6,770,415
Ford Motor 8.50% 4/21/23	5,540,000	6,157,599
Ford Motor Credit 2.90% 2/16/28	4,020,000	4,030,553
General Motors
6.25% 10/2/43	8,349,000	11,661,781
6.60% 4/1/36	6,161,000	8,539,913
General Motors Financial 5.70% 9/30/30 µ, ψ	6,405,000	7,326,103
Levi Strauss & Co. 144A 3.50% 3/1/31 #	2,866,000	2,945,618
Prime Security Services Borrower 144A 3.375% 8/31/27 #	2,220,000	2,162,280
		49,594,262
Consumer Non-Cyclical – 8.17%
Anheuser-Busch InBev Worldwide 4.70% 2/1/36	16,305,000	20,306,347
BAT International Finance 1.668% 3/25/26	3,120,000	3,153,631
Bimbo Bakeries USA 144A 4.00% 5/17/51 #	3,540,000	3,950,121
Biogen 3.15% 5/1/50	8,680,000	8,682,491
Bunge Limited Finance
1.63% 8/17/25	4,715,000	4,804,332
2.75% 5/14/31	7,475,000	7,676,777
CVS Health
2.70% 8/21/40	4,495,000	4,490,333
4.78% 3/25/38	7,970,000	10,020,451
Energizer Holdings 144A 4.375% 3/31/29 #	2,978,000	3,002,360
Gilead Sciences 2.80% 10/1/50	12,350,000	12,243,031

Schedules of investments
Delaware Corporate Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Imperial Brands Finance 144A 3.50% 7/26/26 #	4,400,000	$4,754,019
Perrigo Finance Unlimited 4.375% 3/15/26	7,415,000	8,144,540
Royalty Pharma 144A 1.75% 9/2/27 #	3,175,000	3,195,611
Sodexo 144A 1.634% 4/16/26 #	7,810,000	7,941,476
Takeda Pharmaceutical
3.025% 7/9/40	2,845,000	2,976,628
3.175% 7/9/50	6,125,000	6,400,631
Teleflex 144A 4.25% 6/1/28 #	3,455,000	3,606,156
Tenet Healthcare 144A 4.25% 6/1/29 #	3,575,000	3,650,969
Viatris 144A 4.00% 6/22/50 #	3,365,000	3,653,408
		122,653,312
Electric – 11.23%
Berkshire Hathaway Energy 2.85% 5/15/51	3,345,000	3,349,540
CenterPoint Energy
1.45% 6/1/26	2,700,000	2,733,593
3.85% 2/1/24	2,343,000	2,511,942
CMS Energy 4.75% 6/1/50 µ	7,575,000	8,524,147
Dominion Energy 4.65% 12/15/24 µ, ψ	4,205,000	4,506,709
Duke Energy
2.55% 6/15/31	8,615,000	8,918,589
4.875% 9/16/24 µ, ψ	7,240,000	7,732,320
Enel Finance International
144A 1.875% 7/12/28 #	5,750,000	5,823,011
144A 2.25% 7/12/31 #	4,285,000	4,353,569
144A 2.875% 7/12/41 #	1,120,000	1,127,088
Entergy Texas 3.55% 9/30/49	2,695,000	3,029,455
Eversource Energy 1.65% 8/15/30	2,225,000	2,174,831
FirstEnergy Transmission 144A 4.55% 4/1/49 #	5,350,000	6,470,788
IPALCO Enterprises
3.70% 9/1/24	2,075,000	2,241,046
4.25% 5/1/30	3,220,000	3,673,062
Liberty Utilities Finance GP 1 144A 2.05% 9/15/30 #	3,000,000	2,962,296
Louisville Gas and Electric 4.25% 4/1/49	5,800,000	7,355,450
Nevada Power Series EE 3.125% 8/1/50	2,895,000	3,095,132
NextEra Energy Capital Holdings 1.90% 6/15/28	5,775,000	5,901,921
NRG Energy
144A 2.45% 12/2/27 #	2,470,000	2,527,771
144A 3.375% 2/15/29 #	2,160,000	2,154,600
144A 3.625% 2/15/31 #	1,735,000	1,750,485
144A 3.75% 6/15/24 #	2,635,000	2,820,688
144A 4.45% 6/15/29 #	4,220,000	4,765,816

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Oglethorpe Power 3.75% 8/1/50	5,235,000	$5,744,082
Pacific Gas and Electric
2.10% 8/1/27	7,295,000	7,105,223
3.30% 8/1/40	1,125,000	1,023,404
4.60% 6/15/43	4,405,000	4,462,882
4.95% 7/1/50	6,320,000	6,545,631
PacifiCorp 2.90% 6/15/52	11,170,000	11,421,632
San Diego Gas & Electric 3.32% 4/15/50	2,270,000	2,493,169
Sempra Energy 4.875% 10/15/25 µ, ψ	3,825,000	4,183,594
Southern
3.75% 9/15/51 µ	2,085,000	2,127,221
4.00% 1/15/51 µ	7,245,000	7,661,588
Southern California Edison
4.875% 3/1/49	3,020,000	3,641,383
6.00% 1/15/34	1,415,000	1,890,892
Vistra Operations
144A 3.55% 7/15/24 #	5,166,000	5,494,780
144A 3.70% 1/30/27 #	3,624,000	3,885,738
144A 4.30% 7/15/29 #	290,000	317,628
		168,502,696
Energy – 9.33%
BP Capital Markets 4.875% 3/22/30 µ, ψ	5,425,000	6,003,034
BP Capital Markets America 3.06% 6/17/41	16,545,000	17,082,516
Cheniere Corpus Christi Holdings 7.00% 6/30/24	6,760,000	7,728,316
Continental Resources 4.375% 1/15/28	2,860,000	3,171,869
Devon Energy 5.85% 12/15/25	2,571,000	3,021,190
Diamondback Energy 3.125% 3/24/31	7,355,000	7,732,403
Enbridge
2.50% 8/1/33	13,345,000	13,622,104
5.75% 7/15/80 µ	4,710,000	5,334,122
Energy Transfer
6.25% 4/15/49	4,305,000	5,689,410
6.50% 11/15/26 µ, ψ	11,324,000	11,650,244
Enterprise Products Operating 3.20% 2/15/52	2,524,000	2,559,909
EQM Midstream Partners 144A 4.75% 1/15/31 #	3,775,000	3,846,404
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #	4,255,000	4,294,645
Kinder Morgan
3.25% 8/1/50	7,455,000	7,356,270
3.60% 2/15/51	4,345,000	4,555,743
Marathon Oil 4.40% 7/15/27	6,610,000	7,545,490

Schedules of investments
Delaware Corporate Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
NuStar Logistics 5.625% 4/28/27	3,444,000	$3,722,964
ONEOK 7.50% 9/1/23	6,625,000	7,441,459
Sabine Pass Liquefaction
5.75% 5/15/24	6,364,000	7,130,239
5.875% 6/30/26	2,100,000	2,499,661
Targa Resources Partners
144A 4.00% 1/15/32 #	2,880,000	2,980,800
144A 4.875% 2/1/31 #	3,225,000	3,491,595
5.50% 3/1/30	265,000	292,467
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	1,120,000	1,181,324
		139,934,178
Finance Companies – 2.67%
AerCap Holdings 5.875% 10/10/79 µ	605,000	636,133
AerCap Ireland Capital DAC
4.125% 7/3/23	2,325,000	2,460,757
4.625% 10/15/27	2,690,000	3,024,824
6.50% 7/15/25	2,165,000	2,535,900
Aviation Capital Group
144A 1.95% 1/30/26 #	7,894,000	7,975,663
144A 5.50% 12/15/24 #	8,565,000	9,711,718
Avolon Holdings Funding
144A 2.75% 2/21/28 #	6,470,000	6,536,545
144A 3.95% 7/1/24 #	1,075,000	1,149,389
144A 4.25% 4/15/26 #	3,465,000	3,791,349
DAE Sukuk DIFC 144A 3.75% 2/15/26 #	2,140,000	2,272,417
		40,094,695
Insurance – 5.36%
Arthur J Gallagher & Co. 3.50% 5/20/51	16,605,000	18,187,619
Athene Holding 3.95% 5/25/51	12,780,000	14,628,215
Brighthouse Financial 4.70% 6/22/47	5,536,000	6,238,009
Brown & Brown 2.375% 3/15/31	6,735,000	6,845,899
Centene
3.375% 2/15/30	4,075,000	4,257,417
4.625% 12/15/29	2,675,000	2,935,010
Equitable Holdings 4.95% 9/15/25 µ, ψ	2,815,000	3,061,313
Global Atlantic 144A 4.70% 10/15/51 #, µ	5,070,000	5,165,512
Humana 1.35% 2/3/27	6,900,000	6,917,269
MetLife 3.85% 9/15/25 µ, ψ	1,810,000	1,898,238
Prudential Financial 3.70% 10/1/50 µ	9,720,000	10,297,323
		80,431,824

	Principal
	amount○	Value (US $)
Corporate Bonds (continued)
Real Estate Investment Trusts – 2.05%
Corporate Office Properties 2.75% 4/15/31	5,365,000	$5,501,486
Crown Castle International
1.05% 7/15/26	9,785,000	9,663,388
3.80% 2/15/28	5,430,000	6,110,323
Global Net Lease 144A 3.75% 12/15/27 #	1,655,000	1,647,463
Iron Mountain 144A 5.25% 7/15/30 #	4,276,000	4,561,957
MPT Operating Partnership 3.50% 3/15/31	3,180,000	3,267,450
		30,752,067
Technology – 8.50%
Alphabet 2.05% 8/15/50	13,370,000	12,159,292
Apple 1.70% 8/5/31	5,265,000	5,251,269
Broadcom 144A 3.469% 4/15/34 #	11,317,000	12,063,539
Broadridge Financial Solutions 2.60% 5/1/31	8,112,000	8,447,819
Clarivate Science Holdings 144A 3.875% 6/30/28 #	3,763,000	3,799,125
CoStar Group 144A 2.80% 7/15/30 #	4,235,000	4,381,663
Fidelity National Information Services 1.65% 3/1/28	8,155,000	8,235,265
Fiserv 3.20% 7/1/26	7,895,000	8,593,470
Marvell Technology
144A 1.65% 4/15/26 #	4,460,000	4,497,881
144A 2.45% 4/15/28 #	2,820,000	2,919,538
Microchip Technology 144A 0.972% 2/15/24 #	4,405,000	4,415,043
NCR 144A 5.125% 4/15/29 #	3,525,000	3,674,002
NXP
144A 3.25% 5/11/41 #	8,765,000	9,277,534
144A 5.55% 12/1/28 #	3,750,000	4,652,539
Oracle
2.875% 3/25/31	4,260,000	4,512,330
3.65% 3/25/41	4,500,000	4,893,763
Skyworks Solutions
1.80% 6/1/26	2,145,000	2,185,369
3.00% 6/1/31	2,865,000	3,008,037
SYNNEX 144A 2.375% 8/9/28 #	6,900,000	6,919,751
VMware
1.00% 8/15/24	5,275,000	5,292,682
1.80% 8/15/28	8,370,000	8,404,390
		127,584,301
Transportation – 1.72%
Air Canada 144A 3.875% 8/15/26 #	3,630,000	3,643,249

Schedules of investments
Delaware Corporate Bond Fund

	Principal
	amount○	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
DAE Funding
144A 1.55% 8/1/24 #	2,260,000	$2,262,859
144A 3.375% 3/20/28 #	1,105,000	1,140,686
Delta Air Lines
144A 7.00% 5/1/25 #	5,404,000	6,360,045
7.375% 1/15/26	381,000	448,750
Mileage Plus Holdings 144A 6.50% 6/20/27 #	3,890,000	4,240,100
Seaspan 144A 5.50% 8/1/29 #	3,050,000	3,045,303
Southwest Airlines 5.125% 6/15/27	2,156,000	2,552,493
United Airlines 2019-1 Class AA Pass Through Trust
Series 2019-1 AA 4.15% 2/25/33 ◆	1,870,531	2,038,010
		25,731,495
Utilities – 0.13%
Essential Utilities
3.351% 4/15/50	1,765,000	1,893,256
4.276% 5/1/49	80,000	98,649
		1,991,905
Total Corporate Bonds (cost $1,379,392,214)		1,443,102,683

Loan Agreements – 1.97%
AmWINS Group 3.00% (LIBOR01M + 2.25%) 2/19/28 ●	2,875,550	2,836,267
Applied Systems 1st Lien TBD 9/19/24 X	2,994,299	2,988,684
Energizer Holdings 2.75% (LIBOR01M + 2.25%) 12/22/27 ●	3,014,850	3,002,414
Ensemble RCM 3.879% (LIBOR03M + 3.75%) 8/3/26 ●	2,979,836	2,981,164
Gates Global Tranche B-3 3.50% (LIBOR01M + 2.75%) 3/31/27 ●	2,994,950	2,978,906
Horizon Therapeutics USA Tranche B-2 2.50% (LIBOR01M +
2.00%) 3/15/28 ●	2,882,775	2,860,555
Informatica 3.342% 2/25/27	3,002,167	2,975,094
Prime Security Services Borrower Tranche B-1 3.50% (LIBOR01M
+ 2.75%) 9/23/26 ●	3,002,475	2,992,780
RealPage 1st Lien 3.75% (LIBOR01M + 3.25%) 4/24/28 ●	3,030,000	3,014,641
Reynolds Group Holdings Tranche B-2 3.342% (LIBOR01M +
3.25%) 2/5/26 ●	2,999,925	2,969,122
Total Loan Agreements (cost $29,837,099)		29,599,627

	Number of
	shares
Convertible Preferred Stock – 0.27%
El Paso Energy Capital Trust I 4.75% exercise price $34.49,
maturity date 3/31/28	22,731	1,141,096

	Number of
	shares	Value (US $)
Convertible Preferred Stock (continued)
Lyondellbasell Advanced Polymers 6.00% exercise price
$52.33**	2,808	$2,938,011
Total Convertible Preferred Stock (cost $4,053,106)		4,079,107

Short-Term Investments – 2.46%
Money Market Mutual Funds – 2.46%
BlackRock FedFund – Institutional Shares (seven-day effective
yield 0.03%)	9,233,850	9,233,850
Fidelity Investments Money Market Government Portfolio – Class I
(seven-day effective yield 0.01%)	9,233,850	9,233,850
GS Financial Square Government Fund – Institutional Shares
(seven-day effective yield 0.03%)	9,233,850	9,233,850
Morgan Stanley Government Portfolio – Institutional Share Class
(seven-day effective yield 0.00%)	9,233,851	9,233,851
Total Short-Term Investments (cost $36,935,401)		36,935,401
Total Value of Securities–100.87%
(cost $1,450,217,820)		$1,513,716,818

○	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2021, the aggregate value of Rule 144A securities was $348,130,437, which represents 23.20% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Schedules of investments
Delaware Corporate Bond Fund

X	This loan will settle after July 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
**	Perpetual security with no stated maturity date.

The following swap contracts were outstanding at July 31, 2021:1

Swap Contracts

CDS Contracts2

Counterparty/
Reference						Variation
Obligation/				Upfront		Margin
Termination Date/		Annual		Payments		Due from
Payment	Notional	Protection		Paid	Unrealized	(Due to)
Frequency	Amount[3]	Payments	Value	(Received)	Appreciation[4]	Brokers
Centrally Cleared:
Protection Purchased/
Moody’s Ratings:
CDX.NA.IG.36[5]
6/20/26-
Quarterly	12,420,000	1.000%	$(299,711)	$(302,772)	$3,061	$18,601

The use of swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amount presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 9 in “Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(14,753).

[5]	Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.

Summary of abbreviations:
CDS – Credit Default Swap
CDX.NA.IG – Credit Default Swap Index North America Investment Grade
DAC – Designated Activity Company
DIFC – Dubai International Financial Centre
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
TBD – To be determined
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Extended Duration Bond Fund	July 31, 2021

	Principal
	amount°	Value (US $)
Corporate Bonds – 94.66%
Banking – 12.76%
Ally Financial
4.70% 5/15/26 µ, ψ	1,750,000	$1,834,875
8.00% 11/1/31	595,000	866,569
Bank of America 2.972% 7/21/52 µ	7,400,000	7,487,405
Bank of New York Mellon 4.70% 9/20/25 µ, ψ	2,600,000	2,882,932
Barclays 3.811% 3/10/42 µ	1,770,000	1,913,648
Citigroup 4.00% 12/10/25 µ, ψ	3,715,000	3,847,997
Credit Agricole 144A 2.811% 1/11/41 #	9,000,000	8,723,794
Credit Suisse Group
144A 4.50% 9/3/30 #, µ, ψ	701,000	698,967
144A 5.10% 1/24/30 #, µ, ψ	1,145,000	1,183,644
144A 5.25% 2/11/27 #, µ, ψ	1,305,000	1,371,881
144A 6.375% 8/21/26 #, µ, ψ	2,310,000	2,568,339
Deutsche Bank 3.729% 1/14/32 µ	3,135,000	3,231,347
Goldman Sachs Group 2.908% 7/21/42 µ	1,855,000	1,881,058
HSBC Holdings 4.60% 12/17/30 µ, ψ	2,015,000	2,074,443
JPMorgan Chase & Co. 3.328% 4/22/52 µ	4,215,000	4,591,869
Morgan Stanley 2.802% 1/25/52 µ	8,855,000	8,804,847
Natwest Group 4.60% 6/28/31 µ, ψ	1,625,000	1,667,656
Societe Generale 144A 4.75% 5/26/26 #, µ, ψ	1,895,000	1,961,325
SVB Financial Group 4.00% 5/15/26 µ, ψ	4,365,000	4,545,056
Truist Financial 4.95% 9/1/25 µ, ψ	4,285,000	4,692,075
UBS 7.625% 8/17/22	2,635,000	2,815,358
UBS Group 144A 4.375% 2/10/31 #, µ, ψ	1,640,000	1,693,300
Wells Fargo & Co. 3.90% 3/15/26 µ, ψ	2,825,000	2,934,511
		74,272,896
Basic Industry – 3.80%
Graphic Packaging International 144A 3.50% 3/1/29 #	1,265,000	1,261,165
International Flavors & Fragrances 144A 3.268% 11/15/40 #	1,290,000	1,378,002
LYB International Finance III 3.375% 10/1/40	3,317,000	3,555,180
LyondellBasell Industries 4.625% 2/26/55	3,420,000	4,377,520
Packaging Corp. of America 4.05% 12/15/49	2,980,000	3,589,930
RPM International 4.25% 1/15/48	3,115,000	3,517,542
Steel Dynamics 3.25% 10/15/50	4,335,000	4,443,419
		22,122,758
Brokerage – 1.18%
Charles Schwab
4.00% 6/1/26 µ, ψ	1,210,000	1,265,963
5.375% 6/1/25 µ, ψ	2,525,000	2,825,980

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Brokerage (continued)
Jefferies Group 6.50% 1/20/43	1,985,000	$2,802,042
		6,893,985
Capital Goods – 2.36%
Ardagh Metal Packaging Finance USA 144A 4.00% 9/1/29 #	1,285,000	1,289,818
Masco 3.125% 2/15/51	7,435,000	7,590,002
Reynolds Group Issuer 144A 4.00% 10/15/27 #	1,315,000	1,315,000
Waste Connections 3.05% 4/1/50	3,385,000	3,544,807
		13,739,627
Communications – 12.75%
Altice France
144A 5.125% 1/15/29 #	1,425,000	1,437,504
144A 5.125% 7/15/29 #	890,000	897,707
AMC Networks 4.25% 2/15/29	2,000,000	2,002,570
AT&T
3.10% 2/1/43	2,798,000	2,800,949
144A 3.50% 9/15/53 #	2,935,000	3,039,951
Cellnex Finance 144A 3.875% 7/7/41 #	3,010,000	3,066,380
Comcast
2.80% 1/15/51	1,735,000	1,724,194
3.20% 7/15/36	1,575,000	1,723,647
Crown Castle International 2.90% 4/1/41	7,010,000	6,937,099
CSC Holdings 144A 4.50% 11/15/31 #	2,230,000	2,249,512
Deutsche Telekom 144A 3.625% 1/21/50 #	3,135,000	3,406,402
Discovery Communications 4.00% 9/15/55	5,873,000	6,321,441
Level 3 Financing
144A 3.625% 1/15/29 #	715,000	695,581
144A 4.25% 7/1/28 #	1,505,000	1,534,159
Time Warner Cable
6.75% 6/15/39	2,105,000	2,998,060
7.30% 7/1/38	3,170,000	4,663,050
T-Mobile USA 3.00% 2/15/41	7,575,000	7,636,433
Verizon Communications
3.40% 3/22/41	1,200,000	1,299,813
3.55% 3/22/51	5,015,000	5,473,786
ViacomCBS 4.375% 3/15/43	4,195,000	4,971,765
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	2,460,000	2,631,289
Vodafone Group
4.25% 9/17/50	2,625,000	3,108,276
4.875% 6/19/49	2,800,000	3,578,114
		74,197,682

Schedules of investments
Delaware Extended Duration Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical – 3.59%
Ford Motor 8.50% 4/21/23	2,475,000	$2,750,913
Ford Motor Credit 2.90% 2/16/28	1,405,000	1,408,688
General Motors
6.25% 10/2/43	5,425,000	7,577,574
6.75% 4/1/46	3,820,000	5,584,202
General Motors Financial 5.70% 9/30/30 µ, ψ	2,355,000	2,693,673
Prime Security Services Borrower 144A 3.375% 8/31/27 #	895,000	871,730
		20,886,780
Consumer Non-Cyclical – 13.20%
AbbVie 4.25% 11/21/49	6,625,000	8,129,878
Anheuser-Busch InBev Worldwide
4.70% 2/1/36	460,000	572,887
4.90% 2/1/46	7,685,000	9,870,875
Bimbo Bakeries USA 144A 4.00% 5/17/51 #	1,385,000	1,545,457
Biogen 3.15% 5/1/50	4,060,000	4,061,165
CVS Health
4.25% 4/1/50	3,745,000	4,608,498
4.78% 3/25/38	3,415,000	4,293,581
Energizer Holdings 144A 4.375% 3/31/29 #	1,155,000	1,164,448
Gilead Sciences 2.80% 10/1/50	7,935,000	7,866,271
Mondelez International 2.625% 9/4/50	7,310,000	7,033,450
Regeneron Pharmaceuticals 2.80% 9/15/50	6,925,000	6,535,511
Takeda Pharmaceutical 3.175% 7/9/50	8,765,000	9,159,434
Teleflex 144A 4.25% 6/1/28 #	1,345,000	1,403,844
Tenet Healthcare 144A 4.25% 6/1/29 #	1,345,000	1,373,581
US Foods 144A 4.75% 2/15/29 #	2,000,000	2,042,500
Viatris 144A 4.00% 6/22/50 #	6,610,000	7,176,532
		76,837,912
Electric – 12.99%
Ameren Illinois 2.90% 6/15/51	1,600,000	1,674,645
American Transmission Systems 144A 5.00% 9/1/44 #	5,110,000	6,757,807
Arizona Public Service
4.20% 8/15/48	2,720,000	3,410,351
4.25% 3/1/49	2,324,000	2,894,782
Berkshire Hathaway Energy 2.85% 5/15/51	1,285,000	1,286,744
CenterPoint Energy Houston Electric 3.35% 4/1/51	1,800,000	2,044,345
CMS Energy 4.75% 6/1/50 µ	2,685,000	3,021,430
Duke Energy 4.875% 9/16/24 µ, ψ	2,445,000	2,611,260

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Entergy Arkansas
3.35% 6/15/52	2,280,000	$2,551,111
4.95% 12/15/44	2,765,000	3,039,330
Evergy Kansas Central 3.25% 9/1/49	1,117,000	1,221,338
Louisville Gas and Electric 4.25% 4/1/49	4,100,000	5,199,542
NextEra Energy Capital Holdings 5.65% 5/1/79 µ	1,605,000	1,890,643
NRG Energy 144A 3.625% 2/15/31 #	675,000	681,024
Oglethorpe Power
3.75% 8/1/50	3,190,000	3,500,214
5.05% 10/1/48	2,580,000	3,312,625
Pacific Gas and Electric
3.30% 8/1/40	1,105,000	1,005,210
4.60% 6/15/43	5,775,000	5,850,884
4.95% 7/1/50	2,470,000	2,558,182
PacifiCorp 2.90% 6/15/52	4,835,000	4,943,920
San Diego Gas & Electric 3.32% 4/15/50	1,195,000	1,312,483
Sempra Energy 4.875% 10/15/25 µ, ψ	1,485,000	1,624,219
Southern
3.75% 9/15/51 µ	790,000	805,998
4.00% 1/15/51 µ	2,840,000	3,003,300
Southern California Edison
3.65% 2/1/50	610,000	624,262
4.125% 3/1/48	3,245,000	3,568,420
4.875% 3/1/49	470,000	566,705
Tampa Electric 3.45% 3/15/51	4,087,000	4,639,264
		75,600,038
Energy – 10.17%
BP Capital Markets America
2.939% 6/4/51	7,650,000	7,518,205
3.06% 6/17/41	2,105,000	2,173,388
Diamondback Energy 4.40% 3/24/51	4,185,000	4,791,410
Enbridge 5.75% 7/15/80 µ	1,840,000	2,083,819
Enbridge Energy Partners 5.50% 9/15/40	1,392,000	1,857,304
Energy Transfer
6.25% 4/15/49	1,630,000	2,154,178
6.50% 11/15/26 µ, ψ	4,112,000	4,230,467
Eni 144A 5.70% 10/1/40 #	3,450,000	4,574,768
Enterprise Products Operating
3.20% 2/15/52	4,665,000	4,731,370
4.20% 1/31/50	2,445,000	2,886,019

Schedules of investments
Delaware Extended Duration Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
EQM Midstream Partners 144A 4.75% 1/15/31 #	1,450,000	$1,477,427
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #	1,570,000	1,584,628
Kinder Morgan
3.25% 8/1/50	5,775,000	5,698,519
3.60% 2/15/51	2,335,000	2,448,253
Marathon Oil 5.20% 6/1/45	3,685,000	4,432,311
Northern Natural Gas 144A 3.40% 10/16/51 #	1,080,000	1,144,023
NuStar Logistics 6.375% 10/1/30	2,000,000	2,224,250
Targa Resources Partners
144A 4.875% 2/1/31 #	1,390,000	1,504,904
5.50% 3/1/30	1,500,000	1,655,475
		59,170,718
Finance Companies – 0.42%
AerCap Holdings 5.875% 10/10/79 µ	260,000	273,379
AerCap Ireland Capital DAC 6.50% 7/15/25	1,125,000	1,317,731
DAE Sukuk DIFC 144A 3.75% 2/15/26 #	830,000	881,358
		2,472,468
Insurance – 10.04%
Arthur J Gallagher & Co. 3.50% 5/20/51	8,280,000	9,069,165
Athene Holding 3.95% 5/25/51	4,160,000	4,761,610
Brighthouse Financial 4.70% 6/22/47	6,344,000	7,148,469
Centene 3.375% 2/15/30	1,820,000	1,901,472
Equitable Holdings 4.95% 9/15/25 µ, ψ	635,000	690,562
Global Atlantic 144A 4.70% 10/15/51 #, µ	1,980,000	2,017,301
High Street Funding Trust II 144A 4.682% 2/15/48 #	6,505,000	8,119,665
Nationwide Mutual Insurance 144A 4.95% 4/22/44 #	4,011,000	4,966,840
New York Life Insurance 144A 3.75% 5/15/50 #	2,705,000	3,142,169
Old Republic International 3.85% 6/11/51	2,350,000	2,559,900
Pacific Life Insurance 144A 4.30% 10/24/67 #, µ	4,985,000	5,861,363
Prudential Financial
3.70% 10/1/50 µ	1,365,000	1,446,075
3.70% 3/13/51	343,000	402,204
4.35% 2/25/50	4,982,000	6,365,848
		58,452,643
Natural Gas – 3.60%
Brooklyn Union Gas 144A 4.273% 3/15/48 #	2,285,000	2,691,408
Piedmont Natural Gas 3.64% 11/1/46	3,035,000	3,392,953
Southern California Gas 4.30% 1/15/49	4,500,000	5,755,264

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Natural Gas (continued)
Southwest Gas
3.80% 9/29/46	2,150,000	$2,427,216
4.15% 6/1/49	2,430,000	2,879,807
Spire Missouri 3.30% 6/1/51	3,440,000	3,800,885
		20,947,533
Real Estate Investment Trusts – 1.50%
Charter Communications Operating
4.40% 12/1/61	2,700,000	2,971,068
5.375% 4/1/38	3,170,000	3,974,291
Iron Mountain 144A 5.25% 7/15/30 #	1,666,000	1,777,414
		8,722,773
Technology – 4.18%
Alphabet 2.05% 8/15/50	8,985,000	8,171,371
Apple 2.70% 8/5/51	2,900,000	2,915,732
Broadcom 144A 3.50% 2/15/41 #	3,330,000	3,464,381
KLA 3.30% 3/1/50	4,960,000	5,396,488
NCR 144A 5.125% 4/15/29 #	1,255,000	1,308,049
Oracle
3.65% 3/25/41	935,000	1,016,815
3.95% 3/25/51	1,855,000	2,068,770
		24,341,606
Transportation – 1.10%
Air Canada 144A 3.875% 8/15/26 #	1,410,000	1,415,146
DAE Funding 144A 3.375% 3/20/28 #	415,000	428,402
Delta Air Lines 144A 7.00% 5/1/25 #	1,441,000	1,695,934
Mileage Plus Holdings 144A 6.50% 6/20/27 #	1,550,000	1,689,500
Seaspan 144A 5.50% 8/1/29 #	1,175,000	1,173,191
		6,402,173
Utilities – 1.02%
Essential Utilities
3.351% 4/15/50	1,015,000	1,088,757
4.276% 5/1/49	3,925,000	4,839,967
		5,928,724
Total Corporate Bonds (cost $509,985,431)		550,990,316

Schedules of investments
Delaware Extended Duration Bond Fund

	Principal
	amount°	Value (US $)
Municipal Bonds – 1.68%
Long Island, New York Power Authority Electric System Revenue
(Federally Taxable - Issuer Subsidy - Build America Bonds)
Series B 5.85% 5/1/41	3,600,000	$5,145,156
Metropolitan Transportation Authority, New York Revenue
(Build America Bonds) Series A-2 6.089% 11/15/40	3,205,000	4,664,877
Total Municipal Bonds (cost $6,825,045)		9,810,033

Loan Agreements – 1.86%
Applied Systems 1st Lien 3.75% (LIBOR03M + 3.25%) 9/19/24 ●	2,711,802	2,706,718
Ensemble RCM 3.879% (LIBOR03M + 3.75%) 8/3/26 ●	1,333,215	1,333,810
Gates Global Tranche B-3 3.50% (LIBOR01M + 2.75%) 3/31/27 ●	1,363,150	1,355,848
Informatica 3.342% 2/25/27	1,356,940	1,344,702
Prime Security Services Borrower Tranche B-1 3.50% (LIBOR01M
+2.75%) 9/23/26 ●	1,366,575	1,362,162
RealPage 1st Lien 3.75% (LIBOR01M + 3.25%) 4/24/28 ●	1,390,000	1,382,954
Reynolds Group Holdings Tranche B-2 3.342% (LIBOR01M +
3.25%) 2/5/26 ●	1,363,150	1,349,153
Total Loan Agreements (cost $10,906,801)		10,835,347

	Number of
	shares
Convertible Preferred Stock – 0.76%
Bank of America 7.25% exercise price $50.00 **	1,360	2,012,188
El Paso Energy Capital Trust I 4.75% exercise price $34.49,
maturity date 3/31/28	14,912	748,583
Lyondellbasell Advanced Polymers 6.00% exercise price
$52.33 **	1,597	1,670,941
Total Convertible Preferred Stock (cost $4,194,315)		4,431,712

Short-Term Investments – 0.47%
Money Market Mutual Funds – 0.47%
BlackRock FedFund – Institutional Shares (seven-day effective
yield 0.03%)	680,589	680,589
Fidelity Investments Money Market Government Portfolio – Class I
(seven-day effective yield 0.01%)	680,590	680,590
GS Financial Square Government Fund – Institutional Shares
(seven-day effective yield 0.03%)	680,590	680,590

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government Portfolio – Institutional Share Class
(seven-day effective yield 0.00%)	680,590	$680,590
Total Short-Term Investments (cost $2,722,359)		2,722,359
Total Value of Securities–99.43%
(cost $534,633,951)		$578,789,767

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2021, the aggregate value of Rule 144A securities was $116,338,514, which represents 19.99% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

**	Perpetual security with no stated maturity date.

The following futures contracts and swap contracts were outstanding at July 31, 2021:1

Futures Contracts Exchange-Traded

Variation
Margin
			Notional		Value/	Due from
		Notional	Cost	Expiration	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Brokers
255	US Treasury Long Bonds	$42,003,281	$39,811,450	9/21/21	$2,191,831	$143,438

Schedules of investments
Delaware Extended Duration Bond Fund

Swap Contracts

CDS Contracts[2]

Counterparty/
Reference						Variation
Obligation/				Upfront		Margin
Termination Date/		Annual		Payments		Due from
Payment	Notional	Protection		Paid	Unrealized	(Due to)
Frequency	Amount[3]	Payments	Value	(Received)	Appreciation[4]	Brokers
Centrally Cleared:
Protection Purchased/
Moody’s Ratings:
CDX.NA.IG.36[5]
6/20/26-
Quarterly	5,625,000	1.000%	$(135,739)	$(137,127)	$1,388	$9,114

The use of futures and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin and unrealized appreciation (depreciation) are reflected in the Fund’s net assets.

[1]	See Note 9 in “Notes to financial statements.”
[2]

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(6,402).
5	Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.

Summary of abbreviations:
CDS – Credit Default Swap
CDX.NA.IG – Credit Default Swap Index North America Investment Grade
DAC – Designated Activity Company
DIFC – Dubai International Financial Centre

Summary of abbreviations: (continued)
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities	July 31, 2021

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Assets:
Investments, at value*	$1,513,716,818	$578,789,767
Cash	4,986,606	1,442,011
Cash collateral due from brokers	158,077	1,053,343
Receivable for securities sold	19,399,316	1,575,592
Dividends and interest receivable	11,843,393	5,617,332
Receivable for fund shares sold	1,833,131	1,058,262
Variation margin due from brokers on centrally cleared credit
default swap contracts	18,601	9,114
Variation margin due from broker on futures contracts	—	143,438
Other assets	19,124	—
Total Assets	1,551,975,066	589,688,859
Liabilities:
Payable for securities purchased	45,774,887	5,695,676
Payable for fund shares redeemed	3,618,276	1,391,910
Distribution payable	855,949	35,310
Investment management fees payable to affiliates	474,728	222,756
Other accrued expenses	398,275	165,766
Distribution fees payable to affiliates	117,370	32,397
Audit and tax fees payable	50,589	45,189
Swap payments payable	14,145	6,406
Dividend disbursing and transfer agent fees and expenses
payable to affiliates	10,723	4,163
Accounting and administration expenses payable to affiliates	5,127	2,062
Legal fees payable to affiliates	2,660	825
Trustees’ fees and expenses payable to affiliates	2,061	804
Reports and statements to shareholders expenses payable to
affiliates	1,500	581
Total Liabilities	51,326,290	7,603,845
Total Net Assets	$1,500,648,776	$582,085,014

Net Assets Consist of:
Paid-in capital	$1,430,534,990	$521,005,283
Total distributable earnings (loss)	70,113,786	61,079,731
Total Net Assets	$1,500,648,776	$582,085,014

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Net Asset Value

Class A:
Net assets	$412,495,182	$99,512,494
Shares of beneficial interest outstanding, unlimited
authorization, no par	63,555,870	13,970,626
Net asset value per share	$6.49	$7.12
Sales charge	4.50%	4.50%
Offering price per share, equal to net asset value per share /
(1 - sales charge)	$6.80	$7.46

Class C:
Net assets	$28,364,804	$9,170,785
Shares of beneficial interest outstanding, unlimited
authorization, no par	4,369,883	1,288,477
Net asset value per share	$6.49	$7.12

Class R:
Net assets	$12,759,984	$8,631,427
Shares of beneficial interest outstanding, unlimited
authorization, no par	1,964,379	1,209,603
Net asset value per share	$6.50	$7.14

Institutional Class:
Net assets	$1,036,265,644	$404,837,604
Shares of beneficial interest outstanding, unlimited
authorization, no par	159,661,152	56,946,249
Net asset value per share	$6.49	$7.11

Class R6:
Net assets	$10,763,162	$59,932,704
Shares of beneficial interest outstanding, unlimited
authorization, no par	1,659,404	8,423,519
Net asset value per share	$6.49	$7.11
____________________
*Investments, at cost	$1,450,217,820	$534,633,951

See accompanying notes, which are an integral part of the financial statements.

Statements of operations	Year ended July 31, 2021

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Investment Income:
Interest	$38,498,564	$20,331,697
Dividends	229,683	231,457
	38,728,247	20,563,154

Expenses:
Management fees	5,949,430	3,053,302
Distribution expenses — Class A	524,745	272,585
Distribution expenses — Class C	388,229	112,048
Distribution expenses — Class R	67,139	50,741
Dividend disbursing and transfer agent fees and expenses	1,388,151	590,582
Accounting and administration expenses	239,978	129,401
Reports and statements to shareholders expenses	153,015	63,954
Registration fees	114,637	90,725
Legal fees	87,856	43,293
Trustees’ fees and expenses	57,566	26,786
Audit and tax fees	46,918	45,743
Custodian fees	41,275	20,574
Other	59,036	36,633
	9,117,975	4,536,367
Less expenses waived	(1,088,045)	(934,466)
Less expenses paid indirectly	(452)	(199)
Total operating expenses	8,029,478	3,601,702
Net Investment Income	30,698,769	16,961,452

	Delaware	Delaware
	Corporate	Extended Duration
	Bond Fund	Bond Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$34,664,211	$32,703,001
Futures contracts	(1,271,700)	(4,852,261)
Swap contracts	5,725	2,593
Net realized gain	33,398,236	27,853,333

Net change in unrealized appreciation (depreciation) of:
Investments	(28,366,026)	(37,298,242)
Futures contracts	(547,037)	1,252,286
Swap contracts	(11,692)	(5,014)
Net change in unrealized appreciation (depreciation)	(28,924,755)	(36,050,970)
Net Realized and Unrealized Gain (Loss)	4,473,481	(8,197,637)
Net Increase in Net Assets Resulting from Operations	$35,172,250	$8,763,815

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Corporate Bond Fund

	Year ended
	7/31/21	7/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$30,698,769	$31,204,544
Net realized gain	33,398,236	51,058,310
Net change in unrealized appreciation (depreciation)	(28,924,755)	45,971,208
Net increase in net assets resulting from operations	35,172,250	128,234,062

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(6,667,398)	(5,285,286)
Class C	(995,269)	(1,396,953)
Class R	(399,494)	(443,563)
Institutional Class	(33,363,113)	(27,210,784)
Class R6	(272,178)	(38,151)
	(41,697,452)	(34,374,737)

Capital Share Transactions:
Proceeds from shares sold:
Class A	89,400,561	62,982,195
Class C	6,407,377	10,660,221
Class R	4,124,114	5,609,745
Institutional Class	430,105,546	504,256,201
Class R6	7,795,723	4,758,341

Net assets from merger:[1]
Class A	173,482,646	—
Institutional Class	1,526,668	—
Class R6	59,774	—

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	6,018,329	4,758,388
Class C	893,767	1,198,923
Class R	403,318	443,259
Institutional Class	22,695,053	19,226,028
Class R6	135,585	985
	743,048,461	613,894,286

	Year ended
	7/31/21	7/31/20
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(56,017,472)	$(53,081,068)
Class C	(26,706,524)	(37,184,640)
Class R	(5,730,495)	(10,525,703)
Institutional Class	(315,442,776)	(421,540,769)
Class R6	(1,381,056)	(896,507)
	(405,278,323)	(523,228,687)
Increase in net assets derived from capital share transactions	337,770,138	90,665,599
Net Increase in Net Assets	331,244,936	184,524,924

Net Assets:
Beginning of year	1,169,403,840	984,878,916
End of year	$1,500,648,776	$1,169,403,840

[1]	See Note 7 in the “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Extended Duration Bond Fund

	Year ended
	7/31/21	7/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,961,452	$20,354,911
Net realized gain	27,853,333	47,141,711
Net change in unrealized appreciation (depreciation)	(36,050,970)	33,952,546
Net increase in net assets resulting from operations	8,763,815	101,449,168

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(10,259,343)	(6,783,486)
Class C	(1,069,037)	(700,946)
Class R	(1,012,132)	(611,834)
Institutional Class	(36,442,248)	(23,233,495)
Class R6	(5,456,563)	(2,601,926)
	(54,239,323)	(33,931,687)

Capital Share Transactions:
Proceeds from shares sold:
Class A	21,708,782	31,793,438
Class C	1,964,039	4,000,885
Class R	4,476,571	5,159,979
Institutional Class	154,398,160	137,592,975
Class R6	4,411,563	11,168,538

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	10,028,703	6,688,533
Class C	1,061,090	651,683
Class R	1,018,084	613,147
Institutional Class	35,026,097	22,414,672
Class R6	5,471,382	2,586,005
	239,564,471	222,669,855

	Year ended
	7/31/21	7/31/20
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(52,885,444)	$(46,526,197)
Class C	(6,570,699)	(7,237,749)
Class R	(7,930,331)	(6,913,146)
Institutional Class	(132,963,122)	(272,359,520)
Class R6	(2,680,014)	(7,675,284)
	(203,029,610)	(340,711,896)
Increase (decrease) in net assets derived from capital share
transactions	36,534,861	(118,042,041)
Net Decrease in Net Assets	(8,940,647)	(50,524,560)

Net Assets:
Beginning of year	591,025,661	641,550,221
End of year	$582,085,014	$591,025,661

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Corporate Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$6.54	$5.97	$5.61	$5.90	$5.94

0.15	0.17	0.21	0.19	0.19
0.01	0.58	0.37	(0.27)	(0.03)
0.16	0.75	0.58	(0.08)	0.16

(0.17)	(0.18)	(0.22)	(0.21)	(0.20)
(0.04)	—	—	—	—
(0.21)	(0.18)	(0.22)	(0.21)	(0.20)

$6.49	$6.54	$5.97	$5.61	$5.90

2.47%	12.90%	10.65%	(1.44% )	2.84%

$412,495	$199,500	$168,910	$200,600	$248,143
0.82%	0.82%	0.82%	0.88%	0.94%
0.91%	0.91%	0.92%	0.92%	0.94%
2.31%	2.71%	3.68%	3.26%	3.19%
2.22%	2.62%	3.58%	3.22%	3.19%
123%	172%	173%	158%	168%

Financial highlights
Delaware Corporate Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$6.54	$5.97	$5.61	$5.90	$5.94

0.10	0.12	0.17	0.14	0.14
0.01	0.59	0.37	(0.27)	(0.02)
0.11	0.71	0.54	(0.13)	0.12

(0.12)	(0.14)	(0.18)	(0.16)	(0.16)
(0.04)	—	—	—	—
(0.16)	(0.14)	(0.18)	(0.16)	(0.16)

$6.49	$6.54	$5.97	$5.61	$5.90

1.70%	12.05%	9.83%	(2.18% )	2.07%

$28,365	$48,283	$68,277	$88,274	$131,520
1.57%	1.57%	1.57%	1.63%	1.69%
1.66%	1.66%	1.67%	1.67%	1.69%
1.56%	1.96%	2.93%	2.51%	2.44%
1.47%	1.87%	2.83%	2.47%	2.44%
123%	172%	173%	158%	168%

Financial highlights
Delaware Corporate Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$6.54	$5.98	$5.62	$5.90	$5.94

0.13	0.15	0.19	0.17	0.17
0.02	0.58	0.38	(0.26)	(0.02)
0.15	0.73	0.57	(0.09)	0.15

(0.15)	(0.17)	(0.21)	(0.19)	(0.19)
(0.04)	—	—	—	—
(0.19)	(0.17)	(0.21)	(0.19)	(0.19)

$6.50	$6.54	$5.98	$5.62	$5.90

2.37%	12.43%	10.36%	(1.51% )	2.58%

$12,760	$14,107	$17,517	$19,512	$24,207
1.07%	1.07%	1.07%	1.13%	1.19%
1.16%	1.16%	1.17%	1.17%	1.19%
2.06%	2.46%	3.43%	3.01%	2.94%
1.97%	2.37%	3.33%	2.97%	2.94%
123%	172%	173%	158%	168%

Financial highlights
Delaware Corporate Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$6.54	$5.97	$5.61	$5.90	$5.94

0.16	0.18	0.22	0.20	0.20
0.02	0.59	0.37	(0.27)	(0.02)
0.18	0.77	0.59	(0.07)	0.18

(0.19)	(0.20)	(0.23)	(0.22)	(0.22)
(0.04)	—	—	—	—
(0.23)	(0.20)	(0.23)	(0.22)	(0.22)

$6.49	$6.54	$5.97	$5.61	$5.90

2.72%	13.18%	10.93%	(1.20% )	3.09%

$1,036,266	$903,456	$730,173	$860,359	$687,186
0.57%	0.57%	0.57%	0.63%	0.69%
0.66%	0.66%	0.67%	0.67%	0.69%
2.56%	2.96%	3.93%	3.51%	3.44%
2.47%	2.87%	3.83%	3.47%	3.44%
123%	172%	173%	158%	168%

Financial highlights
Delaware Corporate Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Portfolio turnover is representative of the Fund for the entire period.

See accompanying notes, which are an integral part of the financial statements.

		1/31/19[1]
Year ended		to
7/31/21	7/31/20	7/31/19
$6.53	$5.97	$5.59

0.17	0.19	0.11
0.02	0.58	0.39
0.19	0.77	0.50

(0.19)	(0.21)	(0.12)
(0.04)	—	—
(0.23)	(0.21)	(0.12)

$6.49	$6.53	$5.97

2.97%	13.12%	8.98%

$10,763	$4,058	$2
0.48%	0.48%	0.48%
0.57%	0.57%	0.58%
2.65%	3.05%	4.01%
2.56%	2.96%	3.91%
123%	172%	173% [5]

Financial highlights
Delaware Extended Duration Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$7.73	$6.84	$6.28	$6.62	$6.79

0.20	0.22	0.24	0.23	0.22
(0.12)	1.05	0.56	(0.34)	(0.16)
0.08	1.27	0.80	(0.11)	0.06

(0.21)	(0.23)	(0.24)	(0.23)	(0.23)
(0.48)	(0.15)	—	—	—
(0.69)	(0.38)	(0.24)	(0.23)	(0.23)

$7.12	$7.73	$6.84	$6.28	$6.62

1.24%	19.19%	13.17%	(1.64% )	0.97%

$99,512	$130,678	$125,213	$150,397	$196,754
0.82%	0.82%	0.82%	0.87%	0.96%
0.99%	0.98%	0.98%	0.98%	1.00%
2.85%	3.16%	3.78%	3.52%	3.40%
2.68%	3.00%	3.62%	3.41%	3.36%
85%	108%	133%	147%	187%

Financial highlights
Delaware Extended Duration Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$7.72	$6.83	$6.27	$6.61	$6.78

0.15	0.17	0.19	0.18	0.17
(0.11)	1.05	0.56	(0.33)	(0.16)
0.04	1.22	0.75	(0.15)	0.01

(0.16)	(0.18)	(0.19)	(0.19)	(0.18)
(0.48)	(0.15)	—	—	—
(0.64)	(0.33)	(0.19)	(0.19)	(0.18)

$7.12	$7.72	$6.83	$6.27	$6.61

0.62%	18.32%	12.34%	(2.39% )	0.21%

$9,171	$13,859	$14,748	$17,612	$28,265
1.57%	1.57%	1.57%	1.62%	1.71%
1.74%	1.73%	1.73%	1.73%	1.75%
2.10%	2.41%	3.03%	2.77%	2.65%
1.93%	2.25%	2.87%	2.66%	2.61%
85%	108%	133%	147%	187%

Financial highlights
Delaware Extended Duration Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$7.74	$6.85	$6.29	$6.63	$6.80

0.18	0.21	0.22	0.21	0.20
(0.10)	1.04	0.57	(0.33)	(0.16)
0.08	1.25	0.79	(0.12)	0.04

(0.20)	(0.21)	(0.23)	(0.22)	(0.21)
(0.48)	(0.15)	—	—	—
(0.68)	(0.36)	(0.23)	(0.22)	(0.21)

$7.14	$7.74	$6.85	$6.29	$6.63

1.13%	18.87%	12.87%	(1.88% )	0.71%

$8,631	$12,065	$11,984	$15,389	$19,294
1.07%	1.07%	1.07%	1.12%	1.21%
1.24%	1.23%	1.23%	1.23%	1.25%
2.60%	2.91%	3.53%	3.27%	3.15%
2.43%	2.75%	3.37%	3.16%	3.11%
85%	108%	133%	147%	187%

Financial highlights
Delaware Extended Duration Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$7.71	$6.82	$6.27	$6.61	$6.78

0.22	0.24	0.25	0.25	0.24
(0.11)	1.05	0.56	(0.34)	(0.17)
0.11	1.29	0.81	(0.09)	0.07

(0.23)	(0.25)	(0.26)	(0.25)	(0.24)
(0.48)	(0.15)	–	–	–
(0.71)	(0.40)	(0.26)	(0.25)	(0.24)

$7.11	$7.71	$6.82	$6.27	$6.61

1.63%	19.54%	13.30%	(1.40% )	1.21%

$404,838	$377,316	$444,635	$433,957	$393,714
0.57%	0.57%	0.57%	0.62%	0.71%
0.74%	0.73%	0.73%	0.73%	0.75%
3.10%	3.41%	4.03%	3.77%	3.65%
2.93%	3.25%	3.87%	3.66%	3.61%
85%	108%	133%	147%	187%

Financial highlights
Delaware Extended Duration Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$7.72	$6.83	$6.27	$6.61	$6.78

0.23	0.25	0.26	0.25	0.24
(0.12)	1.04	0.56	(0.33)	(0.16)
0.11	1.29	0.82	(0.08)	0.08

(0.24)	(0.25)	(0.26)	(0.26)	(0.25)
(0.48)	(0.15)	–	–	–
(0.72)	(0.40)	(0.26)	(0.26)	(0.25)

$7.11	$7.72	$6.83	$6.27	$6.61

1.58%	19.61%	13.56%	(1.32% )	1.29%

$59,933	$57,108	$44,970	$48,373	$23,229
0.48%	0.49%	0.49%	0.54%	0.63%
0.65%	0.63%	0.64%	0.65%	0.67%
3.19%	3.49%	4.11%	3.85%	3.73%
3.02%	3.35%	3.96%	3.74%	3.69%
85%	108%	133%	147%	187%

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund	July 31, 2021

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Floating Rate Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each, a Fund or together, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers or other financial intermediaries.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the Transaction). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds® by Macquarie, are now managed by Delaware Management Company (DMC) and distributed by DDLP.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended July 31, 2021, and for all open tax years (years ended July 31, 2018–July 31, 2020), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended July 31, 2021, the Funds did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

1. Significant Accounting Policies (continued)

expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no earnings credit for the year ended July 31, 2021 for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2021, each Fund earned the following amounts under this arrangement:

Fund	Earnings Credits
Delaware Corporate Bond Fund	$452
Delaware Extended Duration Bond Fund	199

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
On the first $500 million	0.5000%	0.5500%
On the next $500 million	0.4750%	0.5000%
On the next $1.5 billion	0.4500%	0.4500%
In excess of $2.5 billion	0.4250%	0.4250%

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.57% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares and 0.48% of average daily net assets of Class R6 shares. Prior to November 27, 2020, Delaware Extended Duration Bond Fund’s expense waiver was 0.57% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares, and 0.49% of average daily net assets of Class R6 shares. The expense waivers were in effect from August 1, 2020 through July 31, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and the Funds. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute each Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended July 31, 2021, each Fund was charged for these services as follows:

Fund	Fees
Delaware Corporate Bond Fund	$46,322
Delaware Extended Duration Bond Fund	23,064

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statements of operations” under “Dividend disbursing and

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

transfer agent fees and expenses.” For the year ended July 31, 2021, each Fund was charged for these services as follows:

Fund	Fees
Delaware Corporate Bond Fund	$107,314
Delaware Extended Duration Bond Fund	48,667

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended July 31, 2021, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Corporate Bond Fund	$38,236
Delaware Extended Duration Bond Fund	17,201

For the year ended July 31, 2021, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Commissions
Delaware Corporate Bond Fund	$15,855
Delaware Extended Duration Bond Fund	18,197

For the year ended July 31, 2021, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Corporate Bond Fund	$33	$7,378
Delaware Extended Duration Bond Fund	8	5,285

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
____________________

*	The aggregate contractual waiver period covering this report is from November 29, 2019 through November 27, 2021.

3. Investments

For the year ended July 31, 2021, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Purchases		Sales
	other than	Purchases of	other than	Sales of
	US government	US government	US government	US government
Fund	securities	securities	securities	securities
Delaware
Corporate
Bond Fund	$1,436,645,486	$163,450,863	$1,319,537,994	$168,551,719
Delaware
Extended
Duration Bond
Fund	463,986,051	7,736,459	464,557,787	5,789,019

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:

		Aggregate	Aggregate
		unrealized	unrealized	Net unrealized
	Cost of	appreciation	depreciation	appreciation
	investments	of investments	of investments	of investments
Fund	and derivatives	and derivatives	and derivatives	and derivatives
Delaware Corporate
Bond Fund	$1,455,075,231	$64,898,074	$(6,253,426)	$58,644,648
Delaware Extended
Duration Bond
Fund	537,662,892	44,677,435	(1,357,341)	43,320,094

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

3. Investments (continued)

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of July 31, 2021:

	Delaware Corporate Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Convertible Preferred Stock	$4,079,107	$—	$4,079,107
Corporate Bonds	—	1,443,102,683	1,443,102,683
Loan Agreements	—	29,599,627	29,599,627
Short-Term Investments	36,935,401	—	36,935,401
Total Value of Securities	$41,014,508	$1,472,702,310	$1,513,716,818

Derivatives[1]
Assets:
Swap Contracts	$—	$3,061	$3,061

	Delaware Extended Duration Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Convertible Preferred Stock	$4,431,712	$—	$4,431,712
Corporate Bonds	—	550,990,316	550,990,316
Loan Agreements	—	10,835,347	10,835,347
Municipal Bonds	—	9,810,033	9,810,033
Short-Term Investments	2,722,359	—	2,722,359
Total Value of Securities	$7,154,071	$571,635,696	$578,789,767

Derivatives[2]
Assets:
Futures Contracts	$2,191,831	$—	$2,191,831
Swap Contracts	—	1,388	1,388

[1]	Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
[2]	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended July 31, 2021, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

3. Investments (continued)

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to each Fund’s net assets. During the year ended July 31, 2021, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2021 and 2020 were as follows:

		Long-term
	Ordinary	capital
	income	gains	Total
Year ended July 31, 2021:
Delaware Corporate Bond Fund	$41,697,452	$—	$41,697,452
Delaware Extended Duration Bond Fund	31,243,518	22,995,805	54,239,323
Year ended July 31, 2020:
Delaware Corporate Bond Fund	34,374,737	—	34,374,737
Delaware Extended Duration Bond Fund	33,931,687	—	33,931,687

5. Components of Net Assets on a Tax Basis

As of July 31, 2021, the components of net assets on a tax basis were as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Shares of beneficial interest	$1,430,534,990	$521,005,283
Undistributed ordinary
income	7,925,740	—
Undistributed long-term
capital gains	4,399,347	17,794,947
Distributions payable	(855,949)	(35,310)
Unrealized appreciation
(depreciation) of
investments and
derivatives	58,644,648	43,320,094
Net assets	$1,500,648,776	$582,085,014

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, market discount and premium on debt instruments, treatment of swap contracts, and amortization of premium on callable bonds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of wash sales. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2021, Delaware Corporate Bond Fund adjustments were to decrease total distributable earnings and increase paid-in capital in excess of par by $28,541 due to wash sales from merger. Delaware Extended Duration Bond Fund had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2021, Delaware Corporate Bond Fund utilized $10,905,533 of capital loss carryforwards.

At July 31, 2021, there was no capital loss carryforwards for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund.

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Corporate Bond Fund		Delaware Extended Duration Bond Fund
	Year ended		Year ended
	7/31/21	7/31/20	7/31/21	7/31/20
Shares sold:
Class A	13,870,446	10,153,386	3,033,639	4,439,282
Class C	994,955	1,738,267	273,276	562,875
Class R	641,138	905,259	621,313	736,113
Institutional Class	66,967,180	82,566,206	22,047,194	19,369,145
Class R6	1,223,264	766,427	642,600	1,520,821

Shares from merger:[1]
Class A	26,938,299	—	—	—
Institutional Class	237,060	—	—	—
Class R6	9,282	—	—	—

Shares issued upon reinvestment of dividends and distributions:
Class A	934,979	781,707	1,396,963	956,470
Class C	138,550	197,049	147,682	93,282
Class R	62,657	72,860	141,502	87,481
Institutional Class	3,529,688	3,156,644	4,899,650	3,210,298
Class R6	21,146	156	764,585	369,396
	115,568,644	100,337,961	33,968,404	31,345,163

Shares redeemed:
Class A	(8,710,360)	(8,692,677)	(7,373,751)	(6,798,456)
Class C	(4,150,439)	(5,979,168)	(927,512)	(1,019,738)
Class R	(895,885)	(1,751,822)	(1,112,317)	(1,014,830)
Institutional Class	(49,302,649)	(69,739,026)	(18,920,623)	(38,810,928)
Class R6	(215,484)	(145,752)	(382,592)	(1,075,826)
	(63,274,817)	(86,308,445)	(28,716,795)	(48,719,778)
Net increase (decrease)	52,293,827	14,029,516	5,251,609	(17,374,615)

[1]	See Note 7.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended July 31, 2021 and 2020, each Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class
	Shares	Shares	Shares	Shares	Shares	Value
Delaware Corporate Bond Fund
Year ended
7/31/21	30,925	131,264	—	117,831	45,115	$1,033,858
7/31/20	23,616	79,498	2,410	60,214	45,359	655,916

Delaware Extended Duration Bond Fund
Year ended
7/31/21	17,795	38,368	—	38,366	17,828	395,253
7/31/20	5,885	32,354	—	32,370	5,894	271,502

7. Reorganization

On February 24, 2021, the Board approved a proposal to reorganize Delaware Investment Grade Fund, a series of Delaware Group Equity Funds IV (the “Acquired Fund”) with and into Delaware Corporate Bond Fund (the “Acquiring Fund”), (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Fund were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Fund liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Fund to own shares of a Fund with a similar investment objective and style as, and potentially lower net expenses than the Acquired Fund. The Reorganization was accomplished by a tax-free exchange of shares on July 9, 2021. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

7. Reorganization (continued)

The share transactions associated with the Reorganization are as follows:

			Shares
	Acquired	Acquired	Converted	Acquiring
	Fund	Fund Shares	to Acquiring	Fund	Conversion
	Net Assets	Outstanding	Fund	Net Assets	Ratio
	Delaware Investment Grade Fund		Delaware Corporate Bond Fund
Class A	$173,482,646	17,684,476	26,938,299	$239,540,932	1.5233
Institutional
Class	1,526,668	154,705	237,060	1,013,281,202	1.5323
Class R6	59,774	6,074	9,282	10,318,950	1.5282

The net assets of the Acquired Fund before the Reorganization were $175,069,088. The net assets of the Acquiring Fund immediately following the Reorganization were $1,479,521,731.

Assuming the Reorganization had been completed on August 1, 2020, the Acquiring Fund’s pro forma results of operations for the year ended July 31, 2021, would have been as follows:

Delaware Corporate Bond Fund
Net investment income	$35,853,534
Net realized gain on investments	37,327,491
Net change in unrealized appreciation (depreciation)	(29,460,958)
Net increase in net assets resulting from operations	$43,720,067

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on July 9, 2021.

8. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $275,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, each Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Funds had no amounts outstanding as of July 31, 2021, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund may use futures in the normal course of pursuing its investment objective. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, each Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2021, Delaware Extended Duration Bond Fund posted $981,750 cash collateral as margin for open futures contracts, which is included in “Cash collateral due from broker” on the “Statements of assets and liabilities.”

During the year ended July 31, 2021, the Funds used futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

During the year ended July 31, 2021, the Funds experienced net realized and unrealized gain or loss attributable to their use of futures contracts, which is disclosed as “Variation margin due from broker on futures contracts” on the “Statements of assets and liabilities” and as “Net realized gain (loss) on futures contracts” on the “Statements of operations.”

Swap Contracts — Each Fund may enter into CDS contracts in the normal course of pursuing its investment objective. Each Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. Each Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

9. Derivatives (continued)

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by each Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2021, each Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. During the year ended July 31, 2021, the Funds did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if each Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Funds maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to each Fund to cover the Funds exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2021, each Fund used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event each Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At July 31, 2021, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund received $158,077 and $71,593, respectively, in cash collateral for open centrally cleared credit default swap contracts, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments as of July 31, 2021 was as follows:

	Delaware Corporate Bond Fund
	Asset Derivatives Fair Value
Statement of Assets and		Credit
Liabilities Location		Contracts
Variation margin due from
broker on centrally
cleared credit default
swap contracts*		$3,061

	Delaware Extended Duration Bond Fund
	Asset Derivatives Fair Value
	Interest
Statement of Assets and	Rate	Credit
Liabilities Location	Contracts	Contracts	Total
Variation margin due from
broker on futures
contracts*	$2,191,831	$—	$2,191,831
Variation margin due from
broker on centrally
cleared swap contracts*	—	1,388	1,388
Total	$2,191,831	$1,388	$2,193,219

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared CDS contracts from the date the contracts were opened through July 31, 2021. Only current day variation margin is reported on the “Statement of assets and liabilities.”

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

9. Derivatives (continued)

The effect of derivative instruments on the “Statements of operations” for the year ended July 31, 2021 was as follows:

	Delaware Corporate Bond Fund
	Net Realized Gain (Loss) on:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate
contracts	$(1,271,700)	$—	$(1,271,700)
Credit
contracts	—	5,725	5,725
Total	$(1,271,700)	$5,725	$(1,265,975)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate
contracts	$(547,037)	$—	$(547,037)
Credit
contracts	—	(11,692)	(11,692)
Total	$(547,037)	$(11,692)	$(558,729)

	Delaware Extended Duration Bond Fund
	Net Realized Gain (Loss) on:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate
contracts	$(4,852,261)	$—	$(4,852,261)
Credit
contracts	—	2,593	2,593
Total	$(4,852,261)	$2,593	$(4,849,668)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate
contracts	$1,252,286	$—	$1,252,286
Credit
contracts	—	(5,014)	(5,014)
Total	$1,252,286	$(5,014)	$1,247,272

The table below summarizes the average balance of derivative holdings by each Fund during the year ended July 31, 2021:

	Long Derivative Volume
	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Futures contracts (average
notional value)	$21,810,820	$41,849,272
CDS contracts (average
notional value)	1,756,614	795,558

10. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. Each fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

10. Securities Lending (continued)

shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

During the year ended July 31, 2021, each Fund had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.

Each Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Each Fund invests in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Funds more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments that obligate the Funds to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Funds might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Funds may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

Notes to financial statements
Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

12. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2021, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds and Shareholders of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (two of the funds constituting Delaware Group® Income Funds, hereafter collectively referred to as the “Funds”) as of July 31, 2021, the related statements of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 20, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 25-27, 2021, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2020 through March 31, 2021. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with their HLIM at all times during the reporting period.

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2021, the Fund reports distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gains	Ordinary Income	Total
	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)
Delaware Corporate Bond Fund	—	100.00%	100.00%
Delaware Extended Duration Bond Fund	42.40%	57.60%	100.00%
____________________

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended July 31, 2021, certain interest income paid by each Fund determined to be Qualified Interest Income and Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. Delaware Extended Duration Bond Fund did not have any foreign shareholders for the fiscal year ended July 31, 2021. For the fiscal year ended July 31, 2021, Delaware Corporate Bond Fund reported maximum distributions of Qualified Interest Income and Short-Term Capital Gains as follows:

	Qualified Interest Income	Qualified Short-Term Capital Gains
Delaware Corporate Bond
Fund	$29,362,574	$13,976,762

The percentage of the ordinary dividends reported by the funds that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
87.48%	58.30%

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie	150	Trustee — UBS Relationship
610 Market Street	Chief Executive	Chief Executive	Investment Management[2]		Funds, SMA Relationship Trust,
Philadelphia, PA	Officer,	Officer	(January 2019–Present)		and UBS Funds
19106-2354	and Trustee	since August 2015	Head of Americas of		(May 2010–April 2015)
February 1970		Trustee since	Macquarie Group
		September 2015	(December 2017–Present)
Deputy Global Head of
Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment
Management Americas
(2015–2017)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D.	Trustee	Since January 2019	Managing Member, Stonebrook	150	None
Abernathy			Capital Management, LLC
610 Market Street			(financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	150	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March
19106-2354		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private	150	Director — Banco Santander
610 Market Street			Wealth Management		International
Philadelphia, PA			(2011–2013) and Market		(October 2016–December 2019)
19106-2354			Manager, New Jersey Private		Director — Santander Bank, N.A.
November 1958			Bank (2005–2011) — J.P.		(December 2016–December
			Morgan Chase & Co.		2019)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph W. Chow	Trustee	Since January 2013	Private Investor	150	Director and Audit Committee
610 Market Street			(April 2011–Present)		Member — Hercules Technology
Philadelphia, PA					Growth Capital, Inc.
19106-2354					(July 2004–July 2014)
January 1953

John A. Fry	Trustee	Since January 2001	President — Drexel University	150	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and Governance
Philadelphia, PA			President — Franklin & Marshall		Committee Member —
19106-2354			College		Community Health Systems
May 1960			(July 2002–June 2010)		(May 2004–Present)
Director — Drexel Morgan & Co.
(2015–2019)
Director, Audit and
Compensation Committee
Member — vTv Therapeutics Inc.
(2017–Present)
Director and Audit Committee
Member — FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
Director — Federal Reserve
Bank of Philadelphia
(January 2020–Present)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September	Private Investor	150	Trust Manager and Audit
Sevilla-Sacasa		2011	(January 2017–Present)		Committee Chair — Camden
610 Market Street			Chief Executive Officer — Banco		Property Trust
Philadelphia, PA			Itaú International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean		and Compensation
			(August 2011–March 2012) and		Committee Member —
			Interim Dean		Callon Petroleum Company
			(January 2011–July 2011) —		(December 2019–Present)
			University of Miami School of		Director — New Senior
			Business Administration		Investment Group Inc.
			President — U.S. Trust, Bank of		(January 2021–Present)
			America Private Wealth		Director; Audit Committee
			Management (Private Banking)		Member — Carrizo Oil & Gas,
			(July 2007-December 2008)		Inc. (March 2018–December
2019)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial	150	Director — HSBC North America
610 Market Street			Services Group		Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April 2018)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	150	Director; Finance Committee and
610 Market Street			President — Gore Creek Capital,		Audit Committee Member —
Philadelphia, PA			Ltd. (August 2009–Present)		H&R Block Corporation
19106-2354					(July 2008–Present)
August 1959					Director; Investments
Committee, Capital and Finance
Committee, and Audit
Committee Member — Grange
Insurance (2013–Present)
Trustee; Chair of Nominating and
Governance Committee and
Audit Committee Member — The
Merger Fund (2013–Present), The
Merger Fund VL (2013–Present);
WCM Alternatives: Event-Driven
Fund (2013–Present), and WCM
Alternatives: Credit Event Fund
(December 2017–Present)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	150	Director; Personnel and
610 Market Street			(January 2006–July 2012), Vice		Compensation Committee Chair;
Philadelphia, PA			President — Mergers &		Member of Nominating,
19106-2354			Acquisitions		Investments, and Audit
July 1948			(January 2003–January 2006),		Committees for various periods
			and Vice President and Treasurer		throughout directorship —
			(July 1995–January 2003) — 3M		Okabena Company (2009–2017)
Company
Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	150	None[3]
610 Market Street	General Counsel, and	since May 2013;	various capacities at different
Philadelphia, PA	Secretary	General Counsel	times at Macquarie Investment
19106-2354		since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served in	150	None[3]
610 Market Street	and Treasurer	and Treasurer since	various capacities at different
Philadelphia, PA		October 2007	times at Macquarie Investment
19106-2354			Management.
October 1972

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served in	150	None
610 Market Street	and Chief Financial	and Chief Financial	various capacities at different
Philadelphia, PA	Officer	Officer since	times at Macquarie Investment
19106-2354		November 2006	Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Shawn K. Lytle President and Chief Executive Officer Delaware Funds® by Macquarie Philadelphia, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY	Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL	Christianna Wood Chief Executive Officer and President Gore Creek Capital, Ltd. Golden, CO

Jerome D. Abernathy Managing Member, Stonebrook Capital Management, LLC Jersey City, NJ	Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	Thomas K. Whitford Former Vice Chairman PNC Financial Services Group Pittsburgh, PA	Janet L. Yeomans Former Vice President and Treasurer 3M Company St. Paul, MN

Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Annual report

Fixed income mutual fund

Delaware Floating Rate Fund

July 31, 2021

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Floating Rate Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2021, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Floating Rate Fund	August 10, 2021 (Unaudited)

Performance preview (for the year ended July 31, 2021)

Delaware Floating Rate Fund (Institutional Class shares)	1-year return	+8.68	%*
Delaware Floating Rate Fund (Class A shares)	1-year return	+8.41	%*
S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan
Index (benchmark)	1-year return	+9.49%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Floating Rate Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*

Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

Investment objective

The Fund seeks high current income and, secondarily, long-term total return.

Market review

During the fiscal year ended July 31, 2021, nearly all segments of the capital markets, including the loan asset class, rallied significantly. Central bank intervention and stimulus was a major driver of improving technical conditions across fixed income as the US Federal Reserve’s aggressive response to the global COVID-19 pandemic continued to stimulate capital markets.

From a positioning standpoint, the lower-rated parts of the loan market outperformed the higher quality segments of the market. Therefore, the degree of risk that investors were willing to take relative to the benchmark was the critical factor in determining relative performance for the 12-month period. The S&P/LSTA Leveraged Loan Index returned 9.5% during the 12-month period. BB-rated loans underperformed, with a total return of 4.6% during the period versus a total return of 8.5% for B-rated loans and 26.3% for CCC-rated loans.

Fundamentals of companies issuing loans continued to improve during the period. This is

During the Fund’s fiscal year:

●	Lack of exposure to the distressed part of the loan market detracted from relative performance.
●	The Fund had underweights in the business services sector and the leisure sector.
●	A small out-of-benchmark allocation to both high yield and investment grade bonds contributed to relative performance.
●	The Fund was overweight in the telecommunications and utilities sectors.

1

Portfolio management review
Delaware Floating Rate Fund

evidenced by the first quarter of 2021 producing the sharpest year-over-year earnings growth since 2011, when the economy emerged from the global financial crisis. Earnings before interest, taxes, depreciation, and amortization (EBITDA) growth for the public filers in the S&P/LSTA Leveraged Loan Index surged to 16% in the first quarter, building on 5% growth in the fourth quarter of 2020. This was the biggest increase in earnings growth since the second quarter of 2011, and it reflected a 13% growth rate for loan-issuer revenue in the first quarter of 2021, an 11-quarter high. Additionally, the S&P/LSTA Leveraged Loan Index default rate fell for the ninth consecutive month in June, finishing the 12-month period ended June 30, 2021 at 1.3%.

Source: Bloomberg.

Within the Fund

For the fiscal year ended July 31, 2021, Delaware Floating Rate Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan Index. The Fund’s Institutional Class shares advanced 8.68%. The Fund’s Class A shares gained 8.41% at net asset value and 5.46% at maximum offer price. These figures reflect all distributions reinvested. As previously mentioned, the Fund’s benchmark advanced 9.49% during the period. For complete, annualized performance of Delaware Floating Rate Fund, please see the table on page 4.

In an attempt to protect capital relative to the benchmark leading into the COVID-19 pandemic, we de-risked the Fund’s portfolio in February and early March 2020. We increased the Fund’s cash levels to the highest levels of cash in years by reducing exposure to commodity and consumer related issuers such as restaurants, casinos, and movie theaters. These positioning changes benefited the Fund’s relative performance during the early 2020 selloff. However, when the Fed intervened in late March 2020, higher-risk assets subsequently rallied significantly and the Fund’s performance lagged that of the benchmark because of its high cash positions and reduced exposure to cyclical sectors.

A leading detractor from the Fund’s relative performance was its lack of exposure to the distressed part of the loan market, which rallied significantly. CCC-rated loans as a whole returned more than 26% for the 12-month period while the riskiest portion of the CCC-rated market rose nearly 50%.

The CCC-rated portion of the market can be separated into two categories. The one we focus on is CCC-rated securities that we believe have been misrated by the credit-rating agencies. In many cases, we view these securities as comparable to low B-rated risk in companies that are performing well fundamentally. In contrast, we avoid riskier companies that are not performing consistently on a fundamental basis. That part of the market tends to rally in “risk-on” environments but tends to be more volatile in “risk-off” periods.

Another part of the market that detracted from performance was the leisure sector, where the Fund was underweight and did not fully participate when the sector rallied significantly. That was compounded by poor security selection, given that the Fund owned what we viewed as higher-quality securities while investors embraced higher risk. The Fund also had an underweight in the business services sector, which performed decently. That underweight was compounded by poor security selection as well.

Individual underperformers included PG&E Corp., a California utility company. The Fund had two positions: a loan and a bond. The company’s capital structure was volatile as a result of PG&E’s fire-related issues in California. We continue to maintain the Fund’s position.

Another detractor was Frontier Communications Corp., a telecommunications company that filed for bankruptcy protection and restructured.

2

Although the Fund held its exposure through this process and recovered 100% of the par value, the loan was volatile during the fiscal period. We no longer own the bond in the Fund as it was refinanced as part of a company restructuring.

Array Technologies Inc., which manufactures solar-tracking systems, also detracted from performance. Array’s loan was volatile after the company posted disappointing first quarter earnings. While the loan traded off in sympathy with the decline in Array’s stock price, there were no major credit-related concerns, in our view. The Fund continued to hold the loan at period end.

One contributor to relative performance was a small out-of-benchmark allocation to both high yield and investment grade bonds, which performed well. The combined allocation totaled approximately 5% of the Fund’s assets.

Although an underweight to the oil and gas sector detracted from performance, it was offset by strong security selection. The Fund also benefited from good security selection and overweights in telecommunications and utilities, two defensive sectors.

Among individual contributors, three of the Fund’s strongest-performing loans were all in higher-beta (more volatile) sectors that had commodity-related risk. Summit Midstream Partners LP and Crestwood Holdings LLC, both in the midstream subsector of the energy market, and Vantage Specialty Chemicals Inc. all performed well as both the higher-beta part of the market and commodity-related loans rallied strongly during the fiscal year.

On a forward-looking basis, we think fundamentals are likely to continue to improve in general, but we believe that credit selection will be critical to navigating an environment where there will be winners and losers for issuers in the credit markets. Default rate expectations are for 2-3% default rates over the next 12 months and we are positioning the portfolio accordingly. By credit quality, we prefer the B-rated quality sector, with a preference for more economically defensive industries. However, we also have been adding exposure to selective cyclical companies that we believe stand to benefit from a vaccine-driven reopening of the economy. We believe this approach to positioning can allow an investor to carry a competitive yield while also somewhat protecting against fundamental volatility from the changing economic environment.

3

Performance summary
Delaware Floating Rate Fund	July 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. February 26, 2010)
Excluding sales charge	+8.41%*	+4.05%	+2.73%	+2.76%
Including sales charge	+5.46%	+3.48%	+2.45%	+2.51%
Class C (Est. February 26, 2010)
Excluding sales charge	+7.60%*	+3.27%	+1.96%	+2.00%
Including sales charge	+6.60%	+3.27%	+1.96%	+2.00%
Class R (Est. February 26, 2010)
Excluding sales charge	+8.13%*	+3.79%	+2.47%	+2.50%
Including sales charge	+8.13%	+3.79%	+2.47%	+2.50%
Institutional Class (Est. February 26, 2010)
Excluding sales charge	+8.68%*	+4.31%	+2.99%	+3.01%
Including sales charge	+8.68%	+4.31%	+2.99%	+3.01%
S&P/LSTA Leveraged Loan Index	+9.49%	+4.69%	+4.37%	+4.74%**

*

Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

**	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales

4

charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares had not commenced operations as of July 31, 2021 and are therefore not included in the previous table.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Because the Fund may invest in bank loans and other direct indebtedness, it is subject to the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

5

Performance summary
Delaware Floating Rate Fund

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.69% of the Fund’s average daily net assets from August 1, 2020 to July 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class
Total annual operating expenses
(without fee waivers)	1.05%	1.80%	1.30%	0.80%
Net expenses (including fee
waivers, if any)	0.94%	1.69%	1.19%	0.69%
Type of waiver	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from November 29, 2019 through November 30, 2022.

6

Performance of a $10,000 investment1
Average annual total returns from July 31, 2011 through July 31, 2021

For period beginning July 31, 2011 through July 31, 2021	Starting value	Ending value
S&P/LSTA Leveraged Loan Index	$10,000	$15,343
Delaware Floating Rate Fund — Institutional Class shares	$10,000	$13,422
Delaware Floating Rate Fund — Class A shares	$9,725	$12,736

[1]

The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2011, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the S&P/LSTA Leveraged Loan Index as of July 31, 2011. The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the market-value-weighted performance of US dollar-denominated institutional leveraged loans.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDFAX	245908660
Class C	DDFCX	245908652
Class R	DDFFX	245908645
Institutional Class	DDFLX	245908637

7

Disclosure of Fund expenses
For the six-month period from February 1, 2021 to July 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2021 to July 31, 2021.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

8

Delaware Floating Rate Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/21	7/31/21	Expense Ratio	2/1/21 to 7/31/21*
Actual Fund return†
Class A	$1,000.00	$1,022.00	0.94%	$4.71
Class C	1,000.00	1,018.20	1.69%	8.46
Class R	1,000.00	1,020.70	1.19%	5.96
Institutional Class	1,000.00	1,023.20	0.69%	3.46
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.13	0.94%	$4.71
Class C	1,000.00	1,016.41	1.69%	8.45
Class R	1,000.00	1,018.89	1.19%	5.96
Institutional Class	1,000.00	1,021.37	0.69%	3.46

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Class R6 shares had not commenced operations as of July 31, 2021 and are therefore not included in the table above.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

9

Security type / sector allocation
Delaware Floating Rate Fund	As of July 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Corporate Bonds	3.59%
Banking	0.31%
Basic Industry	0.16%
Communications	0.24%
Consumer Cyclical	0.94%
Consumer Non-Cyclical	0.69%
Energy	0.13%
Financial Services	0.73%
Insurance	0.20%
Services	0.14%
Transportation	0.05%
Loan Agreements	94.88%
Short-Term Investments	11.06%
Total Value of Securities	109.53%
Liabilities Net of Receivables and Other Assets	(9.53%)
Total Net Assets	100.00%

10

Schedule of investments
Delaware Floating Rate Fund	July 31, 2021

	Principal
	amount°	Value (US $)
Corporate Bonds – 3.59%
Banking – 0.31%
Deutsche Bank 6.00% 10/30/25 µ, ψ	400,000	$421,000
SVB Financial Group 4.10% 2/15/31 µ, ψ	75,000	76,809
		497,809
Basic Industry – 0.16%
Freeport-McMoRan 5.45% 3/15/43	200,000	257,364
		257,364
Communications – 0.24%
Clear Channel Outdoor Holdings 144A 7.75% 4/15/28 #	60,000	62,651
Level 3 Financing 144A 4.25% 7/1/28 #	325,000	331,297
		393,948
Consumer Cyclical – 0.94%
Carnival
144A 5.75% 3/1/27 #	20,000	20,350
144A 7.625% 3/1/26 #	230,000	243,225
Delta Air Lines
144A 7.00% 5/1/25 #	322,000	378,966
7.375% 1/15/26	138,000	162,539
Ford Motor Credit 2.90% 2/16/28	500,000	501,313
United Airlines Holdings 4.875% 1/15/25	215,000	220,677
		1,527,070
Consumer Non-Cyclical – 0.69%
Hadrian Merger Sub 144A 8.50% 5/1/26 #	122,000	127,364
HCA
3.50% 9/1/30	100,000	108,657
5.875% 2/1/29	156,000	191,100
Ortho-Clinical Diagnostics 144A 7.375% 6/1/25 #	150,000	161,076
Surgery Center Holdings 144A 10.00% 4/15/27 #	200,000	218,727
Tenet Healthcare 6.875% 11/15/31	267,000	306,475
		1,113,399
Energy – 0.13%
CNX Resources 144A 7.25% 3/14/27 #	180,000	192,262
Targa Resources Partners 144A 4.00% 1/15/32 #	25,000	25,875
		218,137
Financial Services – 0.73%
AerCap Holdings 5.875% 10/10/79 µ	150,000	157,719
Ally Financial 4.70% 5/15/26 µ, ψ	575,000	602,887
DAE Sukuk DIFC 144A 3.75% 2/15/26 #	400,000	424,751
		1,185,357

11

Schedule of investments
Delaware Floating Rate Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Insurance – 0.20%
HUB International 144A 7.00% 5/1/26 #	310,000	$321,320
		321,320
Services – 0.14%
PowerTeam Services 144A 9.033% 12/4/25 #	200,000	220,917
		220,917
Transportation – 0.05%
DAE Funding 144A 4.50% 8/1/22 #	75,000	75,000
		75,000
Total Corporate Bonds (cost $5,583,732)		5,810,321

Loan Agreements – 94.88%
Acrisure Tranche B 3.607% (LIBOR02M + 3.50%) 2/15/27 ●	696,303	685,714
Advantage Sales & Marketing 1st Lien 6.00% (LIBOR03M + 5.25%)
10/28/27 ●	1,164,150	1,172,569
Air Canada Tranche B TBD 7/27/28 X	2,800,000	2,808,168
American Airlines 5.50% (LIBOR03M + 4.75%) 4/20/28 ●	2,000,000	2,057,500
American Airlines Tranche B 2.093% (LIBOR01M + 2.00%)
12/14/23 ●	1,011,284	987,266
AmWINS Group 3.00% (LIBOR01M + 2.25%) 2/19/28 ●	1,870,000	1,844,454
Applied Systems 2nd Lien 6.25% (LIBOR03M + 5.50%) 9/19/25 ●	3,383,064	3,434,513
Aramark Services Tranche B-5 2.592% (LIBOR01M + 2.50%)
4/6/28 ●	698,250	695,943
Array Technologies 3.75% (LIBOR03M + 3.25%) 10/14/27 ●	1,118,194	1,090,239
Artera Services Tranche B 1st Lien TBD 3/6/25 X	2,775,000	2,765,460
Aruba Investments Holdings 1st Lien 4.75% (LIBOR03M + 4.00%)
11/24/27 ●	822,938	828,081
Aruba Investments Holdings 2nd Lien 8.50% (LIBOR06M + 7.75%)
11/24/28 ●	825,000	833,937
AssuredPartners
3.592% (LIBOR01M + 3.50%) 2/12/27 ●	818,390	810,079
4.00% (LIBOR01M + 3.50%) 2/12/27 ●	929,375	922,211
Astoria Energy Tranche B 4.50% (LIBOR03M + 3.50%) 12/10/27 ●	1,550,627	1,548,411
Ball Metalpack Finco 1st Lien 4.635% (LIBOR03M + 4.50%)
7/31/25 ●	746,154	743,356
Ball Metalpack Finco 2nd Lien 9.75% (LIBOR01M + 8.75%)
7/31/26 ●	593,000	587,070
Bausch Health 3.092% (LIBOR01M + 3.00%) 6/2/25 ●	684,102	680,147
Bayou Intermediate II Tranche B TBD 5/15/28 X	2,360,000	2,368,850
Beacon Roofing Supply 2.592% (LIBOR01M + 2.50%) 5/19/28 ●	1,425,000	1,418,130
Boxer Parent 3.842% (LIBOR01M + 3.75%) 10/2/25 ●	676,151	670,891

12

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
BW Gas & Convenience Holdings Tranche B 4.00% (LIBOR01M +
3.50%) 3/17/28 ●	2,135,000	$2,140,338
Caesars Resort Collection Tranche B-1 4.592% (LIBOR01M +
4.50%) 7/21/25 ●	1,072,892	1,074,904
Camelot US Acquisition l
3.092% (LIBOR01M + 3.00%) 10/30/26 ●	471,956	468,343
4.00% (LIBOR01M + 3.00%) 10/30/26 ●	895,500	891,862
Carnival Tranche B 3.75% (LIBOR03M + 3.00%) 6/30/25 ●	1,557,051	1,548,780
CityCenter Holdings 3.00% (LIBOR01M + 2.25%) 4/18/24 ●	557,661	556,702
Connect US Finco 4.50% (LIBOR01M + 3.50%) 12/11/26 ●	825,897	826,561
Consolidated Communications Tranche B-1 4.25% (LIBOR01M +
3.50%) 10/2/27 ●	1,017,457	1,018,093
Core & Main Tranche B-1 2.586% (LIBOR01M + 2.50%) 7/27/28 ●	1,923,251	1,910,028
CoreLogic 1st Lien 4.00% (LIBOR01M + 3.50%) 6/4/28 ●	1,400,000	1,395,100
CSC Holdings 2.343% (LIBOR01M + 2.25%) 7/17/25 ●	517,742	510,623
Cumulus Media New Holdings 4.75% (LIBOR03M + 3.75%)
3/31/26 ●	813,752	814,988
Delta Air Lines 4.75% (LIBOR03M + 3.75%) 10/20/27 ●	1,000,000	1,057,625
Digicel International Finance Tranche B 1st Lien 3.43% (LIBOR06M +
3.25%) 5/27/24 ●	1,671,537	1,597,363
DirecTV Financing TBD 7/22/27 X	2,750,000	2,748,452
Dun & Bradstreet Tranche B 3.336% (LIBOR01M + 3.25%) 2/6/26 ●	873,927	867,645
Ensemble RCM 3.879% (LIBOR03M + 3.75%) 8/3/26 ●	1,228,747	1,229,295
Epicor Software 2nd Lien 8.75% (LIBOR01M + 7.75%) 7/31/28 ●	1,510,000	1,561,718
Frontier Communications Tranche B 4.50% (LIBOR01M + 3.75%)
5/1/28 ●	2,538,637	2,541,811
Gainwell Acquisition Tranche B 4.75% (LIBOR03M + 4.00%)
10/1/27 ●	1,940,998	1,942,211
Garda World Security Tranche B-2 4.34% (LIBOR01M + 4.25%)
10/30/26 ●	973,628	972,715
Global Medical Response 5.75% (LIBOR03M + 4.75%) 10/2/25 ●	1,994,975	1,999,605
Granite US Holdings Tranche B 4.147% (LIBOR03M + 4.00%)
9/30/26 ●	1,004,500	1,004,187
Green Energy Partners Tranche B-1 6.50% (LIBOR03M + 5.50%)
11/13/21 ●	1,256,074	1,162,653
Green Energy Partners Tranche B-2 TBD 11/13/21 X	368,164	340,782
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 ●	1,317,132	1,302,588
Heartland Dental
3.592% (LIBOR01M + 3.50%) 4/30/25 ●	1,909,672	1,892,515
4.093% (LIBOR01M + 4.00%) 4/30/25 ●	1,125,000	1,123,392
HighTower Holding 4.75% (LIBOR03M + 4.00%) 4/21/28 ●	1,680,000	1,685,250
HUB International 2.865% - 2.875% (LIBOR03M + 2.75%) 4/25/25 ●	279,395	275,601
ICON Luxembourg 3.00% (LIBOR03M + 2.50%) 7/3/28 ●	1,901,292	1,899,311

13

Schedule of investments
Delaware Floating Rate Fund

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Ineos US Petrochem Tranche B 3.25% (LIBOR01M + 2.75%)
1/29/26 ●	915,000	$913,666
Informatica 2nd Lien 7.125% (LIBOR03M + 7.125%) 2/25/25 ●	1,750,000	1,793,750
Jazz Financing 4.00% (LIBOR01M + 3.50%) 5/5/28 ●	700,000	701,604
Kenan Advantage Group Tranche B 4.50% (LIBOR01M + 3.75%)
3/24/26 ●	1,492,500	1,494,988
LBM Acquisition 1st Lien 4.50% (LIBOR03M + 3.75%) 12/17/27 ●	2,158,908	2,133,271
Logmein 1st Lien 4.85% (LIBOR01M + 4.75%) 8/31/27 ●	799,722	797,306
Madison IAQ 3.75% (LIBOR03M + 3.25%) 6/21/28 ●	2,440,000	2,422,718
Medrisk Tranche B 1st Lien 4.50% (LIBOR01M + 3.75%) 5/10/28 ●	650,000	649,492
Mermaid Bidco Tranche B2 4.50% (LIBOR03M + 3.75%) 12/22/27 ●	1,805,475	1,806,603
Mermaid Bidco Tranche B2 TBD 12/22/27 X	465,000	465,291
Michaels Tranche B 5.00% (LIBOR01M + 4.25%) 4/15/28 ●	1,208,208	1,208,396
Mileage Plus Holdings 6.25% (LIBOR03M + 5.25%) 6/21/27 ●	1,326,000	1,408,423
Numericable US Tranche B-13 4.156% (LIBOR03M + 4.00%)
8/14/26 ●	552,196	551,621
Organon & Co. 3.50% (LIBOR03M + 3.00%) 6/2/28 ●	1,250,000	1,249,121
Ortho-Clinical Diagnostics 3.101% (LIBOR01M + 3.00%) 6/30/25 ●	579,977	578,475
Padagis Tranche B 5.25% (LIBOR03M + 4.75%) 7/6/28 ●	1,600,000	1,605,000
Peraton Tranche B 1st Lien 4.50% (LIBOR01M + 3.75%) 2/1/28 ●	1,955,100	1,955,303
PetsMart 4.50% (LIBOR06M + 3.75%) 2/11/28 ●	1,375,000	1,376,002
PG&E Tranche B 3.50% (LIBOR03M + 3.00%) 6/23/25 ●	1,443,564	1,408,677
Pilot Travel Centers Tranche B TBD 7/29/28 X	780,000	776,588
Polaris Newco 1st Lien 4.50% (LIBOR03M + 4.00%) 6/2/28 ●	1,875,000	1,875,116
PQ 3.25% (LIBOR03M + 2.75%) 6/9/28 ●	1,500,000	1,493,672
PQ Tranche B 2.379% (LIBOR03M + 2.25%) 2/7/27 ●	139,519	139,389
PRA Health Sciences 3.00% (LIBOR03M + 2.50%) 7/3/28 ●	473,708	473,214
Precisely Software 1st Lien 5.00% (LIBOR03M + 4.25%) 4/23/28 ●	910,000	907,014
Precisely Software 2nd Lien 8.00% (LIBOR03M + 7.25%) 4/23/29 ●	2,120,000	2,120,000
Pregis Topco 1st Lien 4.092% (LIBOR01M + 4.00%) 7/31/26 ●	771,086	772,050
Prestige Brands Tranche B5 TBD 6/9/28 X	250,000	249,313
Pretium PKG Holdings 1st Lien 4.75% (LIBOR03M + 4.00%)
11/5/27 ●	1,741,250	1,740,433
Quikrete Holdings 1st Lien 2.592% (LIBOR01M + 2.50%) 2/1/27 ●	810,653	801,533
Quikrete Holdings Tranche B1 TBD 6/11/28 X	1,500,000	1,486,407
RealPage 1st Lien 3.75% (LIBOR01M + 3.25%) 4/24/28 ●	2,230,000	2,218,696
Rent-A-Center 4.75% (LIBOR01M + 4.00%) 2/17/28 ●	548,625	551,025
Ryan Specialty Group Tranche B-1 3.75% (LIBOR01M + 3.25%)
9/1/27 ●	1,024,660	1,022,866
Schweitzer-Mauduit International Tranche B 4.50% (LIBOR01M +
3.75%) 1/27/28 ●	1,506,000	1,496,588

14

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Scientific Games International Tranche B-5 2.842% (LIBOR01M +
2.75%) 8/14/24 ●	609,322	$600,732
Sinclair Television Group Tranche B-3 3.10% (LIBOR01M + 3.00%)
4/1/28 ●	739,909	735,053
Solenis International 2nd Lien 8.635% (LIBOR03M + 8.50%)
6/26/26 ●	1,619,111	1,627,207
Sovos Compliance TBD 7/31/28 X	2,345,034	2,350,897
Spirit Aerosystems 6.00% (LIBOR01M + 5.25%) 1/15/25 ●	1,129,325	1,139,678
SS&C Technologies Tranche B-5 1.842% (LIBOR01M + 1.75%)
4/16/25 ●	554,494	546,870
Stars Group Holdings 2.397% (LIBOR03M + 2.25%) 7/21/26 ●	764,727	759,709
Surgery Center Holdings 4.50% (LIBOR01M + 3.75%) 8/31/26 ●	1,609,249	1,611,117
Tecta America 2nd Lien 9.25% (LIBOR01M + 8.50%) 4/6/29 ●	2,550,000	2,550,000
Terrier Media Buyer Tranche B 3.592% (LIBOR01M + 3.50%)
12/17/26 ●	552,046	547,043
Tosca Services 4.25% (LIBOR01M + 3.50%) 8/18/27 ●	1,139,275	1,139,275
TricorBraun
3.25% - 3.75% (LIBOR03M + 3.25%) 3/3/28 ●	3,764	3,735
3.75% (LIBOR06M + 3.25%) 3/3/28 ●	502,070	498,084
Trident TPI Holdings TBD 7/29/28 X	2,036,180	2,037,453
Triton Water Holdings 1st lien 4.00% (LIBOR03M + 3.50%) 3/31/28 ●	2,110,000	2,096,483
Truck Hero 4.50% (LIBOR01M + 3.75%) 1/29/28 ●	1,820,437	1,817,822
UKG 4.00% (LIBOR03M + 3.25%) 5/4/26 ●	1,198,975	1,199,974
Ultimate Software Group 2nd Lien 7.50% (LIBOR03M + 6.75%)
5/3/27 ●	2,242,000	2,285,439
United AirLines Tranche B 4.50% (LIBOR01M + 3.75%) 4/21/28 ●	2,778,037	2,787,877
USI 3.397% (LIBOR03M + 3.25%) 12/2/26 ●	443,254	438,900
USI Tranche B 3.147% (LIBOR03M + 3.00%) 5/16/24 ●	109,324	108,265
USIC Holdings 4.25% (LIBOR01M + 3.50%) 5/5/28 ●	1,485,000	1,479,617
USIC Holdings 2nd Lien 7.25% (LIBOR01M + 6.50%) 5/14/29 ●	925,000	938,875
USS Ultimate Holdings 1st Lien 4.75% (LIBOR03M + 3.75%)
8/26/24 ●	195,929	196,439
USS Ultimate Holdings 2nd Lien 8.75% (LIBOR01M + 7.75%)
8/25/25 ●	1,050,000	1,053,063
Vantage Specialty Chemicals 1st Lien 4.50% (LIBOR03M + 3.50%)
10/28/24 ●	1,323,144	1,292,753
Vantage Specialty Chemicals 2nd Lien 9.25% (LIBOR03M + 8.25%)
10/27/25 ●	1,205,000	1,169,415
Verscend Holding Tranche B 4.092% (LIBOR01M + 4.00%) 8/27/25 ●	2,207,514	2,207,514
Vertical Midco TBD 7/29/27 X	500,000	499,598
Welbilt 2.592% (LIBOR01M + 2.50%) 10/23/25 ●	600,000	595,875
Whatabrands Tranche B TBD 7/21/28 X	1,000,000	996,625
Wheel Pros 1st Lien 5.25% (LIBOR01M + 4.50%) 5/11/28 ●	2,345,000	2,355,259

15

Schedule of investments
Delaware Floating Rate Fund

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
White Cap Buyer 4.50% (LIBOR01M + 4.00%) 10/19/27 ●	799,955	$801,505
Whole Earth Brands 5.50% (LIBOR03M + 4.50%) 2/2/28 ●	996,536	991,554
Total Loan Agreements (cost $151,574,856)		153,417,346

	Number of
	shares
Short-Term Investments – 11.06%
Money Market Mutual Funds – 11.06%
BlackRock FedFund – Institutional Shares (seven-day effective yield
0.03%)	4,468,672	4,468,672
Fidelity Investments Money Market Government Portfolio – Class I
(seven-day effective yield 0.01%)	4,468,672	4,468,672
GS Financial Square Government Fund – Institutional Shares
(seven-day effective yield 0.03%)	4,468,672	4,468,672
Morgan Stanley Government Portfolio – Institutional Share Class
(seven-day effective yield 0.00%)	4,468,672	4,468,672
Total Short-Term Investments (cost $17,874,688)		17,874,688
Total Value of Securities–109.53%
(cost $175,033,276)		$177,102,355

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2021, the aggregate value of Rule 144A securities was $2,803,781, which represents 1.73% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
X	This loan will settle after July 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

16

Unfunded Loan Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitments were outstanding at July 31, 2021:

				Unrealized
	Principal			Appreciation
Borrower	Amount	Commitment	Value	(Depreciation)
HighTower Holding 4.00% (LIBOR04M + 4.00%) 4/21/28	$420,000	$420,000	$421,313	$1,313
Sovos Compliance TBD 7/31/28 X	404,966	404,966	405,978	1,012
TricorBraun 3.25% (LIBOR04M + 3.25%) 3/3/28	109,166	109,166	108,299	(867)
Trident TPI Holdings TBD 7/29/28 X	288,820	288,820	289,000	180
Total	$1,222,952	$1,222,952	$1,224,590	$1,638

Summary of abbreviations:
DIFC – Dubai International Financial Centre
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR02M – ICE LIBOR USD 2 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR04M – ICE LIBOR USD 4 Month
LIBOR06M – ICE LIBOR USD 6 Month
TBD – To be determined
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

17

Statement of assets and liabilities
Delaware Floating Rate Fund	July 31, 2021

Assets:
Investments, at value*	$177,102,355
Cash	688,810
Receivable for securities sold	14,560,149
Dividends and interest receivable	514,672
Receivable for fund shares sold	263,922
Unrealized appreciation on unfunded loan commitments**	1,638
Total Assets	193,131,546
Liabilities:
Payable for securities purchased	30,898,107
Payable for fund shares redeemed	308,637
Other accrued expenses	75,504
Investment management fees payable to affiliates	50,912
Audit and tax fees payable	47,727
Distribution payable	35,250
Distribution fees payable to affiliates	15,178
Dividend disbursing and transfer agent fees and expenses payable to affiliates	1,165
Accounting and administration expenses payable to affiliates	822
Legal fees payable to affiliates	516
Trustees’ fees and expenses payable to affiliates	229
Reports and statements to shareholders expenses payable to affiliates	161
Total Liabilities	31,434,208
Total Net Assets	$161,697,338

Net Assets Consist of:
Paid-in capital	$177,595,951
Total distributable earnings (loss)	(15,898,613)
Total Net Assets	$161,697,338

18

Net Asset Value

Class A:
Net assets	$36,735,120
Shares of beneficial interest outstanding, unlimited authorization, no par	4,461,276
Net asset value per share	$8.23
Sales charge	2.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$8.46

Class C:
Net assets	$8,698,144
Shares of beneficial interest outstanding, unlimited authorization, no par	1,056,486
Net asset value per share	$8.23

Class R:
Net assets	$21,654
Shares of beneficial interest outstanding, unlimited authorization, no par	2,631
Net asset value per share	$8.23

Institutional Class:
Net assets	$116,242,420
Shares of beneficial interest outstanding, unlimited authorization, no par	14,116,956
Net asset value per share	$8.23
____________________
*Investments, at cost	$175,033,276
**See Note 9 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

19

Statement of operations
Delaware Floating Rate Fund	Year ended July 31, 2021

Investment Income:
Interest	$6,206,205
Dividends	3,344
6,209,549
Expenses:
Management fees	659,435
Distribution expenses — Class A	68,655
Distribution expenses — Class C	111,218
Distribution expenses — Class R	42
Dividend disbursing and transfer agent fees and expenses	119,581
Registration fees	68,606
Accounting and administration expenses	60,013
Audit and tax fees	48,571
Reports and statements to shareholders expenses	36,131
Custodian fees	10,282
Legal fees	10,159
Trustees’ fees and expenses	5,879
Other	31,166
1,229,738
Less expenses waived	(140,966)
Less expenses paid indirectly	(77)
Total operating expenses	1,088,695
Net Investment Income	5,120,854
Net Realized and Unrealized Gain:
Net realized gain on investments	608,761
Net change in unrealized appreciation (depreciation) of investments	4,188,098
Net Realized and Unrealized Gain	4,796,859
Net Increase in Net Assets Resulting from Operations	$9,917,713

See accompanying notes, which are an integral part of the financial statements.

20

Statements of changes in net assets
Delaware Floating Rate Fund

	Year ended
	7/31/21	7/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,120,854	$6,042,698
Net realized gain (loss)	608,761	(5,001,438)
Net change in unrealized appreciation (depreciation)	4,188,098	(2,010,992)
Net increase (decrease) in net assets resulting from
operations	9,917,713	(969,732)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(858,821)	(1,279,981)
Class C	(295,688)	(770,597)
Class R	(183)	(571)
Institutional Class	(3,179,797)	(3,809,321)

Return of capital:
Class A	(160,636)	(12,821)
Class C	(38,040)	(7,358)
Class R	(95)	(4)
Institutional Class	(508,304)	(42,904)
	(5,041,564)	(5,923,557)

Capital Share Transactions:
Proceeds from shares sold:
Class A	19,044,873	9,613,454
Class C	1,891,740	2,105,341
Class R	15,013	1,555
Institutional Class	79,850,386	51,528,421

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	922,525	1,257,658
Class C	329,776	725,047
Class R	283	461
Institutional Class	3,376,886	3,624,491
	105,431,482	68,856,428

21

Statements of changes in net assets
Delaware Floating Rate Fund

	Year ended
	7/31/21	7/31/20
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(7,930,355)	$(24,187,252)
Class C	(7,669,500)	(13,531,736)
Class R	(1,253)	(54,983)
Institutional Class	(49,747,108)	(54,198,185)
	(65,348,216)	(91,972,156)
Increase (decrease) in net assets derived from capital share
transactions	40,083,266	(23,115,728)
Net Increase (Decrease) in Net Assets	44,959,415	(30,009,017)

Net Assets:
Beginning of year	116,737,923	146,746,940
End of year	$161,697,338	$116,737,923

See accompanying notes, which are an integral part of the financial statements.

22

Financial highlights
Delaware Floating Rate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
7/31/21	7/31/20		7/31/19	7/31/18	7/31/17
$7.90	$8.28		$8.34	$8.39	$8.29

0.31	0.38		0.43	0.35	0.20
0.32	(0.39)		(0.06)	(0.03)	0.11
0.63	(0.01)		0.37	0.32	0.31

(0.26)	(0.37)		(0.43)	(0.37)	(0.19)
(0.04)	—	[2]	— [2]	— [2]	(0.02)
(0.30)	(0.37)		(0.43)	(0.37)	(0.21)

$8.23	$7.90		$8.28	$8.34	$8.39

8.13% [4]	(0.02%	)[4]	4.62% [4]	3.85% [4]	3.82%

$36,735	$23,727		$38,669	$38,701	$49,486
0.94%	0.94%		0.94%	0.97%	0.97%
1.05%	1.05%		0.99%	0.98%	0.97%
3.77%	4.77%		5.22%	4.22%	2.41%
3.66%	4.66%		5.17%	4.21%	2.41%
124%	125%		143%	157%	173%

25

Financial highlights
Delaware Floating Rate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
7/31/21	7/31/20		7/31/19	7/31/18	7/31/17
$7.89	$8.28		$8.34	$8.39	$8.29

0.24	0.32		0.37	0.29	0.14
0.34	(0.40)		(0.06)	(0.04)	0.11
0.58	(0.08)		0.31	0.25	0.25

(0.20)	(0.31)		(0.37)	(0.30)	(0.13)
(0.04)	—	[2]	— [2]	— [2]	(0.02)
(0.24)	(0.31)		(0.37)	(0.30)	(0.15)

$8.23	$7.89		$8.28	$8.34	$8.39

7.47% [4]	(0.90%	)[4]	3.84% [4]	3.08% [4]	3.06%

$8,698	$13,613		$25,374	$30,512	$38,778
1.69%	1.69%		1.69%	1.72%	1.72%
1.80%	1.80%		1.74%	1.73%	1.72%
3.02%	4.02%		4.47%	3.47%	1.66%

2.91%	3.91%		4.42%	3.46%	1.66%
124%	125%		143%	157%	173%

27

Financial highlights
Delaware Floating Rate Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
7/31/21	7/31/20		7/31/19	7/31/18	7/31/17
$7.89	$8.28		$8.34	$8.39	$8.29

0.29	0.36		0.41	0.33	0.18
0.33	(0.40)		(0.06)	(0.03)	0.11
0.62	(0.04)		0.35	0.30	0.29

(0.24)	(0.35)		(0.41)	(0.35)	(0.17)
(0.04)	—	[2]	— [2]	— [2]	(0.02)
(0.28)	(0.35)		(0.41)	(0.35)	(0.19)

$8.23	$7.89		$8.28	$8.34	$8.39

7.99% [4]	(0.40%	)[4]	4.36% [4]	3.60% [4]	3.57%

$22	$7		$61	$416	$472
1.19%	1.19%		1.19%	1.22%	1.22%
1.30%	1.30%		1.24%	1.23%	1.22%
3.52%	4.52%		4.97%	3.97%	2.16%

3.41%	4.41%		4.92%	3.96%	2.16%
124%	125%		143%	157%	173%

29

Financial highlights
Delaware Floating Rate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

30

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$7.90	$8.28	$8.34	$8.39	$8.29

0.33	0.40	0.45	0.37	0.22
0.32	(0.39)	(0.06)	(0.03)	0.11
0.65	0.01	0.39	0.34	0.33

(0.28)	(0.39)	(0.45)	(0.39)	(0.21)
(0.04)	— [2]	— [2]	— [2]	(0.02)
(0.32)	(0.39)	(0.45)	(0.39)	(0.23)

$8.23	$7.90	$8.28	$8.34	$8.39

8.40% [4]	0.23% [4]	4.88% [4]	4.11% [4]	4.08%

$116,242	$79,391	$82,643	$144,258	$190,698
0.69%	0.69%	0.69%	0.72%	0.72%
0.80%	0.80%	0.74%	0.73%	0.72%
4.02%	5.02%	5.47%	4.47%	2.66%
3.91%	4.91%	5.42%	4.46%	2.66%
124%	125%	143%	157%	173%

31

Notes to financial statements
Delaware Floating Rate Fund	July 31, 2021

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Floating Rate Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Floating Rate Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; and for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Class R6 shares had not commenced operations as of July 31, 2021 and are therefore not included in the Fund’s report at this time.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the Transaction). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds® by Macquarie, are now managed by Delaware Management Company (DMC) and distributed by DDLP.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Open-end investment companies are valued at their published net asset value (NAV). Valuations for fixed income securities utilize matrix systems, which reflect such

32

factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2021 and for all open tax years (years ended July 31, 2018–July 31, 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended July 31, 2021, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and

33

Notes to financial statements
Delaware Floating Rate Fund

1. Significant Accounting Policies (continued)

pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended July 31, 2021.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2021, the Fund earned $77 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total fund annual operating expenses from exceeding 0.69% of the Fund’s average daily net assets from August 1, 2020 through July 31, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

34

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2021, the Fund was charged $8,488 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2021, the Fund was charged $11,409 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2021, the Fund was charged $4,753 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2021, DDLP earned $1,342 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2021, DDLP received gross CDSC commissions of $582 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

35

Notes to financial statements
Delaware Floating Rate Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

____________________

*	The aggregate contractual waiver period covering this report is from November 29, 2019 through November 30, 2022.

3. Investments

For the year ended July 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$198,529,821
Sales	159,255,978

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$174,797,959
Aggregate unrealized appreciation of investments	$2,566,299
Aggregate unrealized depreciation of investments	(261,903)
Net unrealized appreciation of investments	$2,304,396

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the

36

circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2021:

	Level 1	Level 2	Total
Securities
Assets:
Corporate Bonds	$—	$5,810,321	$5,810,321
Loan Agreements	—	153,417,346	153,417,346
Short-Term Investments	17,874,688	—	17,874,688
Total Value of Securities	$17,874,688	$159,227,667	$177,102,355

During the year ended July 31, 2021, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Fund’s net assets. During the year ended July 31, 2021, there were no Level 3 investments.

37

Notes to financial statements
Delaware Floating Rate Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2021 and 2020 were as follows:

	Year ended
	7/31/21	7/31/20
Ordinary income	$4,334,489	$5,860,470
Return of capital	707,075	63,087
Total	$5,041,564	$5,923,557

5. Components of Net Assets on a Tax Basis

As of July 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$177,595,951
Distributions payable	(35,250)
Capital loss carryforwards	(18,167,759)
Unrealized appreciation of investments	2,304,396
Net assets	$161,697,338

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market discount and premium on debt instruments, and market premium on callable bonds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of non-deductible expenses. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2021, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $563 from non-deductible expenses.

At July 31, 2021, capital loss carryforwards available to offset future realized capital gains, are as follows:

Loss carryforward character
Short-term	Long-term	Total
$5,686,060	$12,481,699	$18,167,759

At July 31, 2021, the Fund utilized $1,116,048 of capital loss carryforwards.

38

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/21	7/31/20
Shares sold:
Class A	2,320,295	1,203,145
Class C	230,847	263,991
Class R	1,818	190
Institutional Class	9,766,307	6,533,101

Shares issued upon reinvestment of dividends and distributions:
Class A	113,245	157,268
Class C	40,690	90,726
Class R	35	58
Institutional Class	414,936	454,895
	12,888,173	8,703,374

Shares redeemed:
Class A	(977,197)	(3,027,627)
Class C	(939,391)	(1,695,756)
Class R	(157)	(6,684)
Institutional Class	(6,119,746)	(6,917,655)
	(8,036,491)	(11,647,722)
Net increase (decrease)	4,851,682	(2,944,348)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended July 31, 2021 and 2020, the Fund had the following exchange transactions:

	Exchange Redemptions	Exchange Subscriptions
			Institutional
	Class C	Class A	Class
	Shares	Shares	Shares	Value
Year ended
7/31/21	27,474	27,516	—	$225,779
7/31/20	18,302	16,325	1,996	146,380

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $275,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated

39

Notes to financial statements
Delaware Floating Rate Fund

7. Line of Credit (continued)

across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Fund had no amounts outstanding as of July 31, 2021, or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of

40

deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2021, the Fund had no securities out on loan.

9. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investor Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The

41

Notes to financial statements
Delaware Floating Rate Fund

9. Credit and Market Risk (continued)

Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has

42

delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

12. Subsequent Events

On or about September 17, 2021, it is anticipated that Delaware Floating Rate II Fund, a series of Delaware Group Equity Funds IV (the “Acquired Fund”) will be reorganized with and into Delaware Floating Rate Fund (the “Acquiring Fund”), (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Fund will be acquired by the Acquiring Fund, and (ii) Delaware Group Income Funds, on behalf of Acquiring Fund, will assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. According to the Plan, the Acquired Fund will be liquidated and dissolved following the Reorganization. The Boards of Trustees of the Acquired Fund and the Acquiring Fund have approved the Plan and the Reorganization. More details regarding the Reorganization can be found in the Prospectus / Information Statement for the Acquiring Fund, dated August 3, 2021.

Management has determined that no other material events or transactions occurred subsequent to July 31, 2021, that would require recognition or disclosure in the Fund’s financial statements.

43

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds and Shareholders of Delaware Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Floating Rate Fund (one of the funds constituting Delaware Group® Income Funds, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 20, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

44

Other Fund information (Unaudited)
Delaware Floating Rate Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 25-27, 2021, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2020 through March 31, 2021. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

45

Other Fund information (Unaudited)
Delaware Floating Rate Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2021, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	85.98%
(B) Return of Capital (Tax Basis)	14.02%
Total Distributions (Tax Basis)	100.00%
____________________

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended July 31, 2021, certain interest income paid by the Fund, determined to be Qualified Interest Income or Short-term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended July 31, 2021, the Fund has reported maximum distributions of Qualified Interest Income of $ 4,288,668.

The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.00%.

46

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie	150	Trustee — UBS Relationship
610 Market Street	Chief Executive	Chief Executive	Investment Management[2]		Funds, SMA Relationship Trust,
Philadelphia, PA	Officer,	Officer	(January 2019–Present)		and UBS Funds
19106-2354	and Trustee	since August 2015	Head of Americas of		(May 2010–April 2015)
February 1970		Trustee since	Macquarie Group
		September 2015	(December 2017–Present)
Deputy Global Head of
Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment
Management Americas
(2015–2017)

47

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D.	Trustee	Since January 2019	Managing Member, Stonebrook	150	None
Abernathy			Capital Management, LLC
610 Market Street			(financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	150	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March
19106-2354		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private	150	Director — Banco Santander
610 Market Street			Wealth Management		International
Philadelphia, PA			(2011–2013) and Market		(October 2016–December 2019)
19106-2354			Manager, New Jersey Private		Director — Santander Bank, N.A.
November 1958			Bank (2005–2011) — J.P.		(December 2016–December
			Morgan Chase & Co.		2019)

48

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph W. Chow	Trustee	Since January 2013	Private Investor	150	Director and Audit Committee
610 Market Street			(April 2011–Present)		Member — Hercules Technology
Philadelphia, PA					Growth Capital, Inc.
19106-2354					(July 2004–July 2014)
January 1953

John A. Fry	Trustee	Since January 2001	President — Drexel University	150	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and Governance
Philadelphia, PA			President — Franklin & Marshall		Committee Member —
19106-2354			College		Community Health Systems
May 1960			(July 2002–June 2010)		(May 2004–Present)
Director — Drexel Morgan & Co.
(2015–2019)
Director, Audit and
Compensation Committee
Member — vTv Therapeutics Inc.
(2017–Present)
Director and Audit Committee
Member — FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
Director — Federal Reserve
Bank of Philadelphia
(January 2020–Present)

49

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September	Private Investor	150	Trust Manager and Audit
Sevilla-Sacasa		2011	(January 2017–Present)		Committee Chair — Camden
610 Market Street			Chief Executive Officer — Banco		Property Trust
Philadelphia, PA			Itaú International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean		and Compensation
			(August 2011–March 2012) and		Committee Member —
			Interim Dean		Callon Petroleum Company
			(January 2011–July 2011) —		(December 2019–Present)
			University of Miami School of		Director — New Senior
			Business Administration		Investment Group Inc.
			President — U.S. Trust, Bank of		(January 2021–Present)
			America Private Wealth		Director; Audit Committee
			Management (Private Banking)		Member — Carrizo Oil & Gas,
			(July 2007-December 2008)		Inc. (March 2018–December
2019)

50

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial	150	Director — HSBC North America
610 Market Street			Services Group		Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April 2018)

51

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	150	Director; Finance Committee and
610 Market Street			President — Gore Creek Capital,		Audit Committee Member —
Philadelphia, PA			Ltd. (August 2009–Present)		H&R Block Corporation
19106-2354					(July 2008–Present)
August 1959					Director; Investments
Committee, Capital and Finance
Committee, and Audit
Committee Member — Grange
Insurance (2013–Present)
Trustee; Chair of Nominating and
Governance Committee and
Audit Committee Member — The
Merger Fund (2013–Present), The
Merger Fund VL (2013–Present);
WCM Alternatives: Event-Driven
Fund (2013–Present), and WCM
Alternatives: Credit Event Fund
(December 2017–Present)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

52

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	150	Director; Personnel and
610 Market Street			(January 2006–July 2012), Vice		Compensation Committee Chair;
Philadelphia, PA			President — Mergers &		Member of Nominating,
19106-2354			Acquisitions		Investments, and Audit
July 1948			(January 2003–January 2006),		Committees for various periods
			and Vice President and Treasurer		throughout directorship —
			(July 1995–January 2003) — 3M		Okabena Company (2009–2017)
Company
Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	150	None[3]
610 Market Street	General Counsel, and	since May 2013;	various capacities at different
Philadelphia, PA	Secretary	General Counsel	times at Macquarie Investment
19106-2354		since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served in	150	None[3]
610 Market Street	and Treasurer	and Treasurer since	various capacities at different
Philadelphia, PA		October 2007	times at Macquarie Investment
19106-2354			Management.
October 1972

53

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served in	150	None
610 Market Street	and Chief Financial	and Chief Financial	various capacities at different
Philadelphia, PA	Officer	Officer since	times at Macquarie Investment
19106-2354		November 2006	Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

54

About the organization

Board of trustees

Shawn K. Lytle President and Chief Executive Officer Delaware Funds® by Macquarie Philadelphia, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY	Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL	Christianna Wood Chief Executive Officer and President Gore Creek Capital, Ltd. Golden, CO

Jerome D. Abernathy Managing Member, Stonebrook Capital Management, LLC Jersey City, NJ	Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	Thomas K. Whitford Former Vice Chairman PNC Financial Services Group Pittsburgh, PA	Janet L. Yeomans Former Vice President and Treasurer 3M Company St. Paul, MN

Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Floating Rate Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

55

Annual report

Fixed income mutual fund

Delaware High-Yield Opportunities Fund

July 31, 2021

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware High-Yield Opportunities Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2021, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware High-Yield Opportunities Fund	August 10, 2021 (Unaudited)

Performance preview (for the year ended July 31, 2021)
Delaware High-Yield Opportunities Fund (Institutional Class shares)	1-year return	+9.95%
Delaware High-Yield Opportunities Fund (Class A shares)	1-year return	+9.68%
ICE BofA US High Yield Constrained Index (benchmark)	1-year return	+10.75%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware High-Yield Opportunities Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks total return and, as a secondary objective, high current income.

Market review

From the first day of the Fund’s fiscal year to the last, the coronavirus pandemic provided the backdrop for virtually every significant development in the high yield bond market. Massive monetary and fiscal stimulus, the rapid development of effective vaccines, plunging Treasury yields, and a rally in commodity prices all combined to promote a risk-on environment that drove bond prices sharply higher and yields lower, especially in the CCC-rated and distressed segments of the market. Across the entire credit spectrum, spreads dropped to levels not seen since before the global financial crisis in 2008, and every major sector of the high yield market posted positive total returns for the fiscal year ended July 31, 2021.

The unusually broad-based rally in high yield debt overcame a significant increase in supply as companies rushed to refinance debt on improved terms. Importantly, for much of the fiscal year, only a relatively small amount of the refinancing was related to leveraged buyouts, mergers and acquisitions, or returns to shareholders. Those areas of high yield financing did increase modestly late in the fiscal period. Despite recent outflows

High yield bonds were affected by the following factors over the fiscal year:

●	surging commodity prices
●	unprecedented fiscal and monetary support
●	global search for yield in a low-rate environment.

1

Portfolio management review
Delaware High-Yield Opportunities Fund

from exchange traded funds (ETFs) and nontraditional multisector holders, retail demand for high yield debt remained strong, with new issues quickly attracting buyers searching for yield in a low-rate global environment.

While corporate balance sheets remained reasonably solid, valuations in the high yield market climbed ahead of underlying fundamentals. That’s not necessarily surprising to us, given generous government support for the economy, benchmark interest rates near zero, and real Treasury yields at historic lows. Still, credit spreads widened slightly in the waning weeks of the 12-month period as headline-driven concerns intensified about supply chain disruptions, rising inflation, and outbreaks of the Delta variant of COVID-19. Despite those lingering issues, default projections in the high yield sector for the next 12 months remain modest, just 1% to 2%.

Source: Bloomberg.

Within the Fund

For the fiscal year ended July 31, 2021, Delaware High-Yield Opportunities Fund underperformed its benchmark, the ICE BofA US High Yield Constrained Index. The Fund’s Institutional Class shares gained 9.95%. The Fund’s Class A shares advanced 9.68% at net asset value and 4.64% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark gained 10.75%. For complete, annualized performance of Delaware High-Yield Opportunities Fund, please see the table on page 4.

As noted earlier, strength in high yield was unusually broad-based, with each of the major sectors (and nearly all subsectors) finishing in the black. The top-performing groups were directly linked to the reopening of the US economy, including transportation, energy, and leisure, while traditional defensive sectors, such as utilities, telecommunications, and cable, lagged during the 12-month period.

As the fiscal year unfolded, the Fund took profits in those more defensive areas, which were the first to rebound after financial asset prices hit bottom in the spring of 2020, and then shifted the proceeds into groups we believed were positioned to benefit from progress on the COVID-19 and economic fronts. For example, we increased the Fund’s allocation to airlines, cruise lines, and higher-quality energy and commodity names. Initially, those increases were mostly limited to securities higher up in the capitalization structure while we waited for the economic recovery to gain traction. In remaining true to our bedrock policy, the Fund’s approach to adding risk was informed by company-specific research and unfolded on a strictly case-by-case basis. In other words, the Fund’s allocation to specific credit tiers and market sectors remained based on bottom-up (bond by bond) security analysis, not top-down, macroeconomic projections.

The Fund’s holdings in the technology, telecommunications, and transportation sectors contributed to relative performance during the fiscal year. In technology and telecommunications, outperformance was driven largely by strong credit selection; in transportation, relative gains came from both an overweight and from solid security selection. Conversely, the Fund’s positions in the leisure, energy, and real estate groups detracted from relative performance. In leisure, the underperformance was the result of an underweight, whereas energy and real estate returns suffered from both an underweight and from poor credit selection.

Among individual securities, the Fund’s holdings in Delta Air Lines Inc. and the private global aviation business VistaJet Malta Finance PLC each contributed to relative performance, driven by surging travel volumes as the economy reopened. Besides a pickup in overall travel, VistaJet also

2

benefited from concerns about the coronavirus among high-end business travelers. The Fund’s long-dated position in the mining company Freeport-McMoRan Inc. also outperformed, given soaring copper prices and the steep fall in longer-term Treasury bond rates. At period end, we maintained the Fund’s positions in each of these companies.

Meanwhile, the Fund’s stake in the California-based utility PG&E Corp. underperformed as investors grew increasingly cautious over headline risk associated with the state’s wildfire season. We still view the company favorably and continue to maintain a position while keeping a close watch on its legal and financial exposure to the fires. We maintained the Fund’s position in Frontier Communications Corp., a telecommunications business expanding from primarily rural and smaller cities into larger metropolitan markets, despite its underperformance. While the security that Frontier issued as it emerged from bankruptcy proceedings performed well on a nominal basis, it nonetheless lagged the benchmark, in part because of the defensive nature of the telecommunications sector. The Fund’s allocation to Standard Industries Inc., a privately owned global building materials company, also underperformed because of stretched valuations. Nonetheless, we continue to hold the position in the Fund’s portfolio, given what we believe is the potential for a ratings upgrade.

As the new fiscal period begins, the Fund is structured to adhere closely to the benchmark. We believe that adding risk is appropriate, while also acknowledging the potential potholes in an otherwise favorable economic backdrop, most notably in the form of sticky (non-transitory) inflation, reduced monetary support, and the rapid spread of the COVID-19 Delta variant.

Should they come about, each of those factors could negatively affect consumer sentiment and eventually erode corporate balance sheets. In fact, inflation has consistently exceeded expectations, the Federal Reserve already has hinted that it has the tapering of its monthly bond purchases under consideration, and the rate of COVID-19 infections has begun rising again, especially in under-vaccinated areas of the country. Still, global investors are actively seeking income and appear likely to continue doing so.

In terms of credit, the Fund is slightly overweight higher-quality CCC-rated debt and modestly underweight the BB-rated tier. The Fund maintains a modestly higher yield than the benchmark and a roughly neutral duration.

In short, the Fund is cautiously positioned yet willing to add risk where we believe fundamentals and valuations are compelling. In that regard, we view the current uncertain market environment as a good fit for our bond-by-bond approach to building the Fund’s portfolio, and we appreciate your continued confidence and support as we navigate this once-in-a-century financial landscape.

3

Performance summary
Delaware High-Yield Opportunities Fund	July 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. December 30, 1996)
Excluding sales charge	+9.68%	+6.39%	+5.38%	+6.57%
Including sales charge	+4.64%	+5.39%	+4.89%	+6.37%
Class C (Est. February 17, 1998)
Excluding sales charge	+8.86%	+5.60%	+4.61%	+5.19%
Including sales charge	+7.86%	+5.60%	+4.61%	+5.19%
Class R (Est. June 2, 2003)
Excluding sales charge	+9.39%	+6.12%	+5.13%	+6.83%
Including sales charge	+9.39%	+6.12%	+5.13%	+6.83%
Institutional Class (Est. December 30, 1996)
Excluding sales charge	+9.95%	+6.65%	+5.65%	+6.86%
Including sales charge	+9.95%	+6.65%	+5.65%	+6.86%
Class R6 (Est. April 29, 2021)
Excluding sales charge	—	—	—	+2.07%*
Including sales charge	—	—	—	+2.07%*
ICE BofA US High Yield Constrained Index	+10.75%	+6.82%	+6.39%	+6.90%**

*	Returns for less than one year are not annualized.
**	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The

4

Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

5

Performance summary
Delaware High-Yield Opportunities Fund

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]

The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.69% of the Fund’s Class A, Class C, Class R, and Institutional Class average daily net assets and 0.58% of the Fund’s Class R6 shares average daily net assets from August 1, 2020 to July 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses
(without fee waivers)	1.16%	1.91%	1.41%	0.91%	0.80%
Net expenses (including fee
waivers, if any)	0.94%	1.69%	1.19%	0.69%	0.58%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*

The aggregate contractual waiver period covering this report is from November 29, 2019 through November 30, 2022 of the Fund’s Class A, Class C, Class R, and Institutional Class shares and from April 19, 2021 through November 30, 2022 of the Fund’s Class R6 shares.

6

Performance of a $10,000 investment1
Average annual total returns from July 31, 2011 through July 31, 2021

For period beginning July 31, 2011 through July 31, 2021	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$18,586
Delaware High-Yield Opportunities Fund — Institutional Class shares	$10,000	$17,334
Delaware High-Yield Opportunities Fund — Class A shares	$9,550	$16,125

[1]

The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2011, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the ICE BofA US High Yield Constrained Index as of July 31, 2011. The ICE BofA US High Yield Constrained Index tracks the performance of US dollar–denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

7

Performance summary
Delaware High-Yield Opportunities Fund

	Nasdaq symbols	CUSIPs
Class A	DHOAX	245908876
Class C	DHOCX	245908850
Class R	DHIRX	245908736
Institutional Class	DHOIX	245908843
Class R6	DHIZX	24610J209

8

Disclosure of Fund expenses
For the six-month period from February 1, 2021 to July 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2021 to July 31, 2021.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

9

Disclosure of Fund expenses
For the six-month period from February 1, 2021 to July 31, 2021 (Unaudited)

Delaware High-Yield Opportunities Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/21	7/31/21	Expense Ratio	2/1/21 to 7/31/21*
Actual Fund return†
Class A	$1,000.00	$1,036.90	0.92%	$4.65
Class C	1,000.00	1,033.00	1.67%	8.42
Class R	1,000.00	1,035.50	1.17%	5.90
Institutional Class	1,000.00	1,040.80	0.67%	3.39
Class R6**	1,000.00	1,020.70	0.59%	1.55
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.23	0.92%	$4.61
Class C	1,000.00	1,016.51	1.67%	8.35
Class R	1,000.00	1,018.99	1.17%	5.86
Institutional Class	1,000.00	1,021.47	0.67%	3.36
Class R6	1,000.00	1,021.87	0.59%	2.96

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
**	The Class R6 shares commenced operations on April 29, 2021. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during the period for “Actual” are equal to the Class R6 annualized expense ratio, multiplied by the average account value over the period, multiplied by 94/365 (to reflect the actual days since inception).

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

10

Security type / sector allocation
Delaware High-Yield Opportunities Fund	As of July 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Corporate Bonds	86.46%
Automotive	2.89%
Banking	2.58%
Basic Industry	7.81%
Capital Goods	4.29%
Communications	7.80%
Consumer Cyclical	9.39%
Consumer Non-Cyclical	1.42%
Energy	13.36%
Financial Services	5.43%
Healthcare	6.85%
Insurance	1.68%
Media	8.58%
Real Estate	1.37%
Services	4.75%
Technology & Electronics	3.67%
Transportation	3.03%
Utilities	1.56%
Loan Agreements	10.36%
Common Stock	0.00%
Short-Term Investments	2.56%
Total Value of Securities	99.38%
Receivables and Other Assets Net of Liabilities	0.62%
Total Net Assets	100.00%

11

Schedule of investments
Delaware High-Yield Opportunities Fund	July 31, 2021

	Principal
	amount°	Value (US $)
Corporate Bonds – 86.46%
Automotive – 2.89%
Allison Transmission 144A 5.875% 6/1/29 #	2,757,000	$3,020,280
Ford Motor
8.50% 4/21/23	2,215,000	2,461,928
9.00% 4/22/25	735,000	905,667
Ford Motor Credit
3.37% 11/17/23	470,000	487,625
3.375% 11/13/25	1,405,000	1,468,567
4.125% 8/17/27	710,000	760,588
4.542% 8/1/26	1,960,000	2,131,716
5.584% 3/18/24	1,810,000	1,974,800
General Motors Financial 5.70% 9/30/30 µ, ψ	1,160,000	1,326,820
Jaguar Land Rover Automotive
144A 4.50% 10/1/27 #	1,105,000	1,088,298
144A 5.875% 1/15/28 #	2,310,000	2,396,509
		18,022,798
Banking – 2.58%
Barclays 6.125% 12/15/25 µ, ψ	3,255,000	3,628,121
Deutsche Bank 6.00% 10/30/25 µ, ψ	4,600,000	4,841,500
Popular 6.125% 9/14/23	3,487,000	3,768,279
SVB Financial Group 4.10% 2/15/31 µ, ψ	3,765,000	3,855,830
		16,093,730
Basic Industry – 7.81%
Allegheny Technologies 5.875% 12/1/27	1,930,000	2,024,300
Cemex 144A 7.375% 6/5/27 #	280,000	317,254
Chemours 144A 5.75% 11/15/28 #	3,225,000	3,427,111
First Quantum Minerals
144A 6.875% 10/15/27 #	2,095,000	2,273,211
144A 7.25% 4/1/23 #	2,885,000	2,942,700
144A 7.50% 4/1/25 #	3,120,000	3,238,825
Freeport-McMoRan 5.45% 3/15/43	3,107,000	3,998,150
Hudbay Minerals 144A 6.125% 4/1/29 #	1,450,000	1,566,000
INEOS Quattro Finance 2
144A 3.375% 1/15/26 #	3,400,000	3,422,967
M/I Homes 4.95% 2/1/28	3,134,000	3,291,875
New Gold 144A 7.50% 7/15/27 #	3,040,000	3,281,893
NOVA Chemicals 144A 4.25% 5/15/29 #	3,190,000	3,232,443

12

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Novelis
144A 3.25% 11/15/26 #	605,000	$614,852
144A 3.875% 8/15/31 #	605,000	612,587
144A 4.75% 1/30/30 #	850,000	906,232
144A 5.875% 9/30/26 #	1,402,000	1,456,643
Olin 5.00% 2/1/30	1,630,000	1,749,935
PowerTeam Services 144A 9.033% 12/4/25 #	5,880,000	6,494,960
Vedanta Resources Finance II 144A 8.95% 3/11/25 #	1,580,000	1,491,259
Venator Finance 144A 5.75% 7/15/25 #	2,415,000	2,322,421
		48,665,618
Capital Goods – 4.29%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	3,130,000	3,305,906
Berry Global 144A 5.625% 7/15/27 #	160,000	168,713
Bombardier
144A 7.50% 12/1/24 #	1,135,000	1,181,819
144A 7.50% 3/15/25 #	820,000	836,978
Granite US Holdings 144A 11.00% 10/1/27 #	1,680,000	1,873,561
Intertape Polymer Group 144A 4.375% 6/15/29 #	3,380,000	3,465,345
Madison IAQ 144A 5.875% 6/30/29 #	2,940,000	2,975,133
Spirit AeroSystems 144A 5.50% 1/15/25 #	3,175,000	3,337,719
Terex 144A 5.00% 5/15/29 #	3,760,000	3,901,470
TransDigm 144A 6.25% 3/15/26 #	3,560,000	3,738,000
Vertical Holdco 144A 7.625% 7/15/28 #	1,630,000	1,768,061
Welbilt 9.50% 2/15/24	143,000	148,621
		26,701,326
Communications – 7.80%
Altice Financing 144A 5.00% 1/15/28 #	2,365,000	2,326,604
Altice France Holding 144A 6.00% 2/15/28 #	4,835,000	4,774,563
Cincinnati Bell 144A 7.00% 7/15/24 #, <<	2,895,000	2,963,756
Connect Finco 144A 6.75% 10/1/26 #	4,545,000	4,783,612
Consolidated Communications
144A 5.00% 10/1/28 #	1,475,000	1,486,291
144A 6.50% 10/1/28 #	1,475,000	1,594,645
Frontier Communications Holdings 144A 5.875% 10/15/27 #	1,780,000	1,905,357
LCPR Senior Secured Financing DAC 144A 6.75% 10/15/27 #	2,155,000	2,305,397
Level 3 Financing 144A 4.25% 7/1/28 #	3,595,000	3,664,653
Sable International Finance 144A 5.75% 9/7/27 #	2,185,000	2,292,284

13

Schedule of investments
Delaware High-Yield Opportunities Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Sprint
7.125% 6/15/24	715,000	$822,965
7.625% 3/1/26	1,915,000	2,341,633
7.875% 9/15/23	4,295,000	4,864,732
Sprint Capital 8.75% 3/15/32	250,000	385,656
T-Mobile USA
2.625% 4/15/26	635,000	650,935
3.375% 4/15/29	1,725,000	1,798,520
3.50% 4/15/31	980,000	1,029,218
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #	3,190,000	3,261,647
Zayo Group Holdings 144A 6.125% 3/1/28 #	5,225,000	5,323,805
		48,576,273
Consumer Cyclical – 9.39%
Bath & Body Works
6.875% 11/1/35	2,105,000	2,711,682
6.95% 3/1/33	2,222,000	2,719,506
144A 9.375% 7/1/25 #	1,340,000	1,738,650
Bloomin’ Brands 144A 5.125% 4/15/29 #	3,265,000	3,363,015
Boyd Gaming 4.75% 12/1/27	3,470,000	3,600,125
Caesars Entertainment
144A 6.25% 7/1/25 #	1,950,000	2,061,696
144A 8.125% 7/1/27 #	1,650,000	1,816,634
Carnival
144A 4.00% 8/1/28 #	610,000	608,249
144A 5.75% 3/1/27 #	6,440,000	6,552,700
144A 7.625% 3/1/26 #	3,755,000	3,970,913
Levi Strauss & Co. 144A 3.50% 3/1/31 #	3,484,000	3,580,786
MGM Resorts International 4.75% 10/15/28	3,235,000	3,409,447
Michaels 144A 7.875% 5/1/29 #	1,465,000	1,522,164
Murphy Oil USA 144A 3.75% 2/15/31 #	3,000,000	2,996,565
New Red Finance 144A 3.50% 2/15/29 #	140,000	139,441
PetSmart 144A 7.75% 2/15/29 #	3,810,000	4,182,409
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	6,515,000	6,651,945
Scientific Games International
144A 7.25% 11/15/29 #	1,655,000	1,860,021
144A 8.25% 3/15/26 #	2,753,000	2,925,090
Six Flags Entertainment 144A 4.875% 7/31/24 #	1,980,000	1,994,850
Station Casinos 144A 5.00% 10/1/25 #	61,000	61,835
		58,467,723

14

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical – 1.42%
Chobani 144A 4.625% 11/15/28 #	142,000	$148,233
Energizer Holdings 144A 4.375% 3/31/29 #	815,000	821,667
JBS USA LUX
144A 5.50% 1/15/30 #	3,070,000	3,430,940
144A 6.50% 4/15/29 #	980,000	1,099,741
Kraft Heinz Foods 5.20% 7/15/45	2,640,000	3,353,264
		8,853,845
Energy – 13.36%
Apache
4.75% 4/15/43	2,025,000	2,086,226
4.875% 11/15/27	1,540,000	1,657,279
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	3,170,000	3,130,375
144A 7.00% 11/1/26 #	1,490,000	1,542,150
CNX Resources
144A 6.00% 1/15/29 #	3,430,000	3,641,374
144A 7.25% 3/14/27 #	1,530,000	1,634,224
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	482,000	493,402
144A 6.00% 2/1/29 #	3,468,000	3,611,488
DCP Midstream Operating 5.125% 5/15/29	4,270,000	4,766,387
EQM Midstream Partners
144A 4.75% 1/15/31 #	2,085,000	2,124,438
144A 6.50% 7/1/27 #	1,215,000	1,365,441
Genesis Energy
7.75% 2/1/28	3,170,000	3,208,500
8.00% 1/15/27	5,005,000	5,166,687
Murphy Oil 6.375% 7/15/28	5,075,000	5,372,471
NuStar Logistics
6.00% 6/1/26	2,430,000	2,627,559
6.375% 10/1/30	3,568,000	3,968,062
Occidental Petroleum
3.00% 2/15/27	1,640,000	1,631,800
3.50% 8/15/29	3,265,000	3,265,278
6.125% 1/1/31	2,870,000	3,394,349
6.45% 9/15/36	1,525,000	1,843,496
6.625% 9/1/30	2,150,000	2,626,214
PDC Energy
5.75% 5/15/26	3,794,000	3,930,015
6.125% 9/15/24	111,000	113,280

15

Schedule of investments
Delaware High-Yield Opportunities Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
SM Energy 6.75% 9/15/26	2,145,000	$2,131,433
Southwestern Energy 7.75% 10/1/27	2,876,000	3,088,393
Targa Resources Partners
144A 4.00% 1/15/32 #	3,010,000	3,115,350
144A 4.875% 2/1/31 #	665,000	719,972
6.50% 7/15/27	2,145,000	2,332,687
TechnipFMC 144A 6.50% 2/1/26 #	5,960,000	6,389,101
Western Midstream Operating 4.75% 8/15/28	2,075,000	2,256,479
		83,233,910
Financial Services – 5.43%
AerCap Holdings 5.875% 10/10/79 µ	4,075,000	4,284,699
Air Lease 4.65% 6/15/26 µ, ψ	2,995,000	3,137,263
Ally Financial
4.70% 5/15/26 µ, ψ	3,070,000	3,218,895
8.00% 11/1/31	2,160,000	3,145,865
Camelot Finance 144A 4.50% 11/1/26 #	3,075,000	3,209,531
Credit Suisse Group 144A 4.50% 9/3/30 #, µ, ψ	3,110,000	3,100,981
Hightower Holding 144A 6.75% 4/15/29 #	1,930,000	1,966,477
Midcap Financial Issuer Trust
144A 5.625% 1/15/30 #	1,055,000	1,036,991
144A 6.50% 5/1/28 #	3,345,000	3,481,627
MSCI 144A 3.625% 11/1/31 #	2,860,000	3,027,453
UBS Group 144A 4.375% 2/10/31 #, µ, ψ	4,055,000	4,186,787
		33,796,569
Healthcare – 6.85%
Bausch Health 144A 6.25% 2/15/29 #	4,775,000	4,756,951
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	3,185,000	3,258,366
CHS
144A 4.75% 2/15/31 #	3,000,000	3,048,870
144A 6.125% 4/1/30 #	115,000	116,653
144A 8.00% 3/15/26 #	1,715,000	1,840,830
DaVita 144A 4.625% 6/1/30 #	2,710,000	2,804,850
Encompass Health 4.75% 2/1/30	754,000	806,780
Hadrian Merger Sub 144A 8.50% 5/1/26 #	3,443,000	3,594,372
HCA
3.50% 9/1/30	105,000	114,090
5.375% 2/1/25	2,320,000	2,632,388
5.875% 2/1/29	1,708,000	2,092,300
7.58% 9/15/25	820,000	996,300

16

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Jaguar Holding II
144A 4.625% 6/15/25 #	1,185,000	$1,242,241
144A 5.00% 6/15/28 #	1,975,000	2,130,758
ModivCare 144A 5.875% 11/15/25 #	205,000	218,170
Organon & Co. 144A 5.125% 4/30/31 #	1,590,000	1,639,688
Ortho-Clinical Diagnostics
144A 7.25% 2/1/28 #	1,551,000	1,692,358
144A 7.375% 6/1/25 #	1,968,000	2,113,317
Surgery Center Holdings 144A 10.00% 4/15/27 #	1,630,000	1,782,625
Tenet Healthcare
144A 6.125% 10/1/28 #	1,920,000	2,047,286
6.75% 6/15/23	1,750,000	1,900,938
6.875% 11/15/31	1,586,000	1,820,482
		42,650,613
Insurance – 1.68%
AmWINS Group 144A 4.875% 6/30/29 #	3,950,000	4,033,938
GTCR AP Finance 144A 8.00% 5/15/27 #	1,072,000	1,140,447
HUB International 144A 7.00% 5/1/26 #	2,274,000	2,357,035
USI 144A 6.875% 5/1/25 #	2,879,000	2,937,904
		10,469,324
Media – 8.58%
AMC Networks 4.25% 2/15/29	2,675,000	2,678,437
Beasley Mezzanine Holdings 144A 8.625% 2/1/26 #	3,195,000	3,239,283
CCO Holdings
144A 4.50% 8/15/30 #	6,390,000	6,717,487
4.50% 5/1/32	530,000	556,349
144A 5.375% 6/1/29 #	2,520,000	2,749,509
Clear Channel Outdoor Holdings
144A 7.50% 6/1/29 #	1,885,000	1,959,194
144A 7.75% 4/15/28 #	1,720,000	1,795,990
CSC Holdings
144A 4.625% 12/1/30 #	5,760,000	5,680,973
144A 5.00% 11/15/31 #	2,870,000	2,897,538
144A 5.75% 1/15/30 #	1,200,000	1,252,314
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	3,370,000	3,559,849
Gray Television 144A 7.00% 5/15/27 #	3,480,000	3,729,464
Nexstar Media 144A 4.75% 11/1/28 #	2,315,000	2,390,226
Nielsen Finance
144A 4.50% 7/15/29 #	800,000	807,000
144A 4.75% 7/15/31 #	2,655,000	2,681,231

17

Schedule of investments
Delaware High-Yield Opportunities Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
Sirius XM Radio 144A 4.00% 7/15/28 #	5,780,000	$5,970,306
Terrier Media Buyer 144A 8.875% 12/15/27 #	4,455,000	4,770,191
		53,435,341
Real Estate – 1.37%
Iron Mountain
144A 5.25% 3/15/28 #	2,050,000	2,146,206
144A 5.25% 7/15/30 #	1,760,000	1,877,700
MGM Growth Properties Operating Partnership 144A 3.875%
2/15/29 #	2,615,000	2,685,893
XHR 144A 4.875% 6/1/29 #	1,765,000	1,808,878
		8,518,677
Services – 4.75%
ADT Security 144A 4.125% 8/1/29 #	850,000	856,120
Clarivate Science Holdings 144A 4.875% 6/30/29 #	4,090,000	4,130,164
Gartner 144A 4.50% 7/1/28 #	2,620,000	2,773,925
Legends Hospitality Holding 144A 5.00% 2/1/26 #	1,460,000	1,514,750
Prime Security Services Borrower
144A 5.75% 4/15/26 #	1,715,000	1,882,221
144A 6.25% 1/15/28 #	4,455,000	4,660,598
Rent-A-Center 144A 6.375% 2/15/29 #	3,000,000	3,231,480
Sotheby’s 144A 5.875% 6/1/29 #	2,935,000	3,058,534
Stericycle 144A 3.875% 1/15/29 #	335,000	340,333
United Rentals North America
3.875% 2/15/31	1,015,000	1,045,450
4.875% 1/15/28	255,000	269,631
5.25% 1/15/30	1,885,000	2,065,291
White Cap Buyer 144A 6.875% 10/15/28 #	3,500,000	3,740,730
		29,569,227
Technology & Electronics – 3.67%
Banff Merger Sub 144A 9.75% 9/1/26 #	3,572,000	3,759,726
Black Knight InfoServ 144A 3.625% 9/1/28 #	920,000	923,128
BY Crown Parent
144A 4.25% 1/31/26 #	2,780,000	2,928,466
144A 7.375% 10/15/24 #	1,875,000	1,915,219
Go Daddy Operating 144A 3.50% 3/1/29 #	3,205,000	3,213,573
Microchip Technology 4.25% 9/1/25	2,445,000	2,576,072
Qorvo 144A 3.375% 4/1/31 #	1,560,000	1,621,675
Sensata Technologies 144A 4.00% 4/15/29 #	3,600,000	3,704,490
SS&C Technologies 144A 5.50% 9/30/27 #	2,071,000	2,194,432
		22,836,781

18

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Transportation – 3.03%
Air Canada 144A 3.875% 8/15/26 #	1,980,000	$1,987,227
Delta Air Lines 7.375% 1/15/26	1,434,000	1,688,995
Seaspan 144A 5.50% 8/1/29 #	4,670,000	4,662,808
Stena International 144A 6.125% 2/1/25 #	1,270,000	1,322,387
United Airlines Holdings 4.875% 1/15/25	6,205,000	6,368,843
VistaJet Malta Finance 144A 10.50% 6/1/24 #	2,610,000	2,840,346
		18,870,606
Utilities – 1.56%
Calpine
144A 4.625% 2/1/29 #	200,000	197,718
144A 5.00% 2/1/31 #	3,380,000	3,425,579
PG&E 5.25% 7/1/30	2,965,000	2,898,287
Vistra Operations 144A 4.375% 5/1/29 #	3,140,000	3,225,848
		9,747,432
Total Corporate Bonds (cost $515,684,892)		538,509,793

Loan Agreements – 10.36%
Air Canada Tranche B TBD 7/27/28 X	1,125,000	1,128,282
Applied Systems 2nd Lien 6.25% (LIBOR03M + 5.50%) 9/19/25 ●	9,203,889	9,343,862
DirecTV Financing TBD 7/22/27 X	610,000	609,657
Epicor Software 2nd Lien 8.75% (LIBOR01M + 7.75%) 7/31/28 ●	2,235,800	2,312,376
Frontier Communications Tranche B 4.50% (LIBOR01M + 3.75%)
5/1/28 ●	1,371,563	1,373,277
Gainwell Acquisition Tranche B 4.75% (LIBOR03M + 4.00%)
10/1/27 ●	3,508,185	3,510,378
Global Medical Response 5.75% (LIBOR03M + 4.75%) 10/2/25 ●	4,682,717	4,693,585
Green Energy Partners Tranche B-1 6.50% (LIBOR03M + 5.50%)
11/13/21 ●	1,238,405	1,146,299
Green Energy Partners Tranche B-2 6.50% (LIBOR03M + 5.50%)
11/13/21 ●	437,706	405,151
Hamilton Projects Acquiror 5.75% (LIBOR03M + 4.75%) 6/17/27 ●	2,962,270	2,929,561
Informatica 2nd Lien 7.125% (LIBOR03M + 7.125%) 2/25/25 ●	3,668,000	3,759,700
Peraton Tranche B 1st Lien 4.50% (LIBOR01M + 3.75%) 2/1/28 ●	3,196,988	3,197,320
Precisely Software 2nd Lien 8.00% (LIBOR03M + 7.25%) 4/23/29 ●	1,685,000	1,685,000
Schweitzer-Mauduit International Tranche B 4.50% (LIBOR01M +
3.75%) 1/27/28 ●	1,622,000	1,611,863
Solenis International 2nd Lien 8.635% (LIBOR03M + 8.50%)
6/26/26 ●	5,117,295	5,142,881
Sovos Compliance TBD 7/31/28 X	750,411	752,287
Surgery Center Holdings 4.50% (LIBOR01M + 3.75%) 8/31/26 ●	3,355,735	3,359,631

19

Schedule of investments
Delaware High-Yield Opportunities Fund

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Tecta America 2nd Lien 9.25% (LIBOR01M + 8.50%) 4/6/29 ●	1,810,000	$1,810,000
Ultimate Software Group 2nd Lien 7.50% (LIBOR03M + 6.75%)
5/3/27 ●	5,859,998	5,973,535
Vantage Specialty Chemicals 1st Lien 4.50% (LIBOR03M + 3.50%)
10/28/24 ●	1,750,928	1,710,711
Vantage Specialty Chemicals 2nd Lien 9.25% (LIBOR03M + 8.25%)
10/27/25 ●	1,653,000	1,604,185
Verscend Holding Tranche B 4.092% (LIBOR01M + 4.00%) 8/27/25 ●	6,514,092	6,514,092
Total Loan Agreements (cost $63,887,514)		64,573,633

	Number of
	shares
Common Stock – 0.00%
Century Communications =, †	4,310,000	0
Total Common Stock (cost $130,478)		0

Short-Term Investments – 2.56%
Money Market Mutual Funds – 2.56%
BlackRock FedFund – Institutional Shares (seven-day effective yield
0.03%)	3,985,842	3,985,842
Fidelity Investments Money Market Government Portfolio – Class I
(seven-day effective yield 0.01%)	3,985,841	3,985,841
GS Financial Square Government Fund – Institutional Shares
(seven-day effective yield 0.03%)	3,985,841	3,985,841
Morgan Stanley Government Portfolio – Institutional Share Class
(seven-day effective yield 0.00%)	3,985,842	3,985,842
Total Short-Term Investments (cost $15,943,366)		15,943,366
Total Value of Securities–99.38%
(cost $595,646,250)		$619,026,792

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2021, the aggregate value of Rule 144A securities was $372,233,838, which represents 59.76% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2021. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
>	PIK. 100% of the income received was in the form of cash.

20

<<	Affiliated company. See Note 2 in “Notes to financial statements.”
X	This loan will settle after July 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.

Unfunded Loan Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at July 31, 2021:

				Unrealized
	Principal			Appreciation
Borrower	Amount	Commitment	Value	(Depreciation)
Sovos Compliance TBD 7/31/28 X	$129,589	$129,589	$129,913	$324

Summary of abbreviations:
DAC – Designated Activity Company
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
MSCI – Morgan Stanley Capital International
PIK – Payment-in-kind
TBD – To be determined
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

21

Statement of assets and liabilities
Delaware High-Yield Opportunities Fund	July 31, 2021

Assets:
Investments of unaffiliated issuers, at value*	$616,063,036
Investments of affiliated issuers, at value**	2,963,756
Cash	1,495,334
Dividends and interest receivable	8,262,676
Receivable for securities sold	4,857,292
Receivable for fund shares sold	592,659
Unrealized appreciation on unfunded loan commitments***	324
Other assets	20,104
Total Assets	634,255,181
Liabilities:
Payable for securities purchased	9,205,419
Payable for fund shares redeemed	1,289,609
Other accrued expenses	318,043
Investment management fees payable to affiliates	271,469
Distribution payable	196,079
Distribution fees payable to affiliates	102,881
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,458
Accounting and administration expenses payable to affiliates	2,883
Reports and statements to shareholders expenses payable to affiliates	2,004
Trustees’ fees and expenses payable to affiliates	877
Legal fees payable to affiliates	621
Total Liabilities	11,394,343
Total Net Assets	$622,860,838

Net Assets Consist of:
Paid-in capital	$721,308,246
Total distributable earnings (loss)	(98,447,408)
Total Net Assets	$622,860,838

22

Net Asset Value

Class A:
Net assets	$447,179,320
Shares of beneficial interest outstanding, unlimited authorization, no par	114,332,661
Net asset value per share	$3.91
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$4.09

Class C:
Net assets	$7,176,540
Shares of beneficial interest outstanding, unlimited authorization, no par	1,834,827
Net asset value per share	$3.91

Class R:
Net assets	$2,856,660
Shares of beneficial interest outstanding, unlimited authorization, no par	728,527
Net asset value per share	$3.92

Institutional Class:
Net assets	$97,188,387
Shares of beneficial interest outstanding, unlimited authorization, no par	24,870,047
Net asset value per share	$3.91

Class R6:
Net assets	$68,459,931
Shares of beneficial interest outstanding, unlimited authorization, no par	17,512,705
Net asset value per share	$3.91
____________________
*Investments of unaffiliated issuers, at cost	$593,061,739
**Investments of affiliated issuers, at cost	2,584,511
***See Note 10 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

23

Statement of operations
Delaware High-Yield Opportunities Fund	Year ended July 31, 2021

Investment Income:
Interest	$9,735,985
Interest - affiliated	81,294
Dividends	1,370
9,818,649

Expenses:
Management fees	1,172,949
Distribution expenses — Class A	298,409
Distribution expenses — Class C	113,249
Distribution expenses — Class R	16,227
Dividend disbursing and transfer agent fees and expenses	178,819
Registration fees	84,496
Reports and statements to shareholders expenses	71,757
Accounting and administration expenses	66,860
Audit and tax fees	42,747
Legal fees	17,108
Custodian fees	10,354
Trustees’ fees and expenses	7,951
Other	33,171
2,114,097
Less expenses waived	(462,285)
Less expenses paid indirectly	(561)
Total operating expenses	1,651,251
Net Investment Income	8,167,398
Net Realized and Unrealized Gain:
Net realized gain on investments	7,037,229
Net change in unrealized appreciation (depreciation) of:
Investments	644,175
Investments affiliated	186,812
Net change in unrealized appreciation (depreciation)	830,987
Net Realized and Unrealized Gain	7,868,216
Net Increase in Net Assets Resulting from Operations	$16,035,614

See accompanying notes, which are an integral part of the financial statements.

24

Statements of changes in net assets
Delaware High-Yield Opportunities Fund

	Year ended
	7/31/21	7/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,167,398	$9,010,249
Net realized gain (loss)	7,037,229	(3,490,753)
Net change in unrealized appreciation (depreciation)	830,987	2,165,535
Net increase in net assets resulting from operations	16,035,614	7,685,031

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(5,720,579)	(6,029,768)
Class C	(460,849)	(822,386)
Class R	(147,492)	(207,301)
Institutional Class	(2,279,427)	(2,262,940)
Class R6	(54,401)	—
Return of capital:
Class A	—	(26,988)
Class C	—	(3,803)
Class R	—	(945)
Institutional Class	—	(10,315)
	(8,662,748)	(9,364,446)

Capital Share Transactions:
Proceeds from shares sold:
Class A	13,187,706	7,859,215
Class C	818,523	992,382
Class R	982,447	820,673
Institutional Class	15,654,789	12,462,261
Class R6	280,071	—
Net assets from merger:[1]
Class A	331,157,485	—
Institutional Class	49,093,208	—
Class R6	68,193,766	—

25

Statements of changes in net assets
Delaware High-Yield Opportunities Fund

	Year ended
	7/31/21	7/31/20
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	$6,056,283	$5,270,188
Class C	471,879	792,496
Class R	149,103	207,165
Institutional Class	2,362,904	2,083,177
Class R6	49,015	—
	488,457,179	30,487,557
Cost of shares redeemed:
Class A	(18,856,123)	(22,757,367)
Class C	(10,317,316)	(7,071,655)
Class R	(2,308,458)	(1,916,862)
Institutional Class	(14,065,286)	(16,882,593)
	(45,547,183)	(48,628,477)
Increase (decrease) in net assets derived from capital share
transactions	442,909,996	(18,140,920)
Net Increase (Decrease) in Net Assets	450,282,862	(19,820,335)

Net Assets:
Beginning of year	172,577,976	192,398,311
End of year	$622,860,838	$172,577,976

[1]	See Note 7 in the “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

26

Financial highlights
Delaware High-Yield Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$3.74	$3.76	$3.71	$3.89	$3.74

0.17	0.19	0.20	0.20	0.21
0.18	(0.02)	0.06	(0.18)	0.15
0.35	0.17	0.26	0.02	0.36

(0.18)	(0.19)	(0.21)	(0.20)	(0.21)
—	— [2]	— [2]	— [2]	— [2]
(0.18)	(0.19)	(0.21)	(0.20)	(0.21)

$3.91	$3.74	$3.76	$3.71	$3.89

9.68%	4.89%	7.25%	0.58%	9.83%

$447,179	$110,750	$121,500	$131,149	$156,157
0.93%	0.94%	0.94%	1.02%	1.05%
1.19%	1.16%	1.15%	1.15%	1.15%
4.55%	5.09%	5.50%	5.14%	5.42%
4.29%	4.87%	5.29%	5.01%	5.32%
91%	108%	76%	96%	90%

29

Financial highlights
Delaware High-Yield Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

30

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$3.74	$3.77	$3.72	$3.90	$3.74

0.15	0.16	0.17	0.17	0.18
0.18	(0.02)	0.06	(0.18)	0.16
0.33	0.14	0.23	(0.01)	0.34

(0.16)	(0.17)	(0.18)	(0.17)	(0.18)
—	— [2]	— [2]	— [2]	— [2]
(0.16)	(0.17)	(0.18)	(0.17)	(0.18)

$3.91	$3.74	$3.77	$3.72	$3.90

8.86%	3.83%	6.45%	(0.16% )	9.29%

$7,177	$15,622	$21,170	$25,186	$39,523
1.68%	1.69%	1.69%	1.77%	1.80%
1.94%	1.91%	1.90%	1.90%	1.90%
3.80%	4.34%	4.75%	4.39%	4.67%

3.54%	4.12%	4.54%	4.26%	4.57%
91%	108%	76%	96%	90%

31

Financial highlights
Delaware High-Yield Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

32

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$3.75	$3.78	$3.73	$3.90	$3.75

0.17	0.18	0.19	0.19	0.20
0.17	(0.02)	0.06	(0.17)	0.15
0.34	0.16	0.25	0.02	0.35

(0.17)	(0.19)	(0.20)	(0.19)	(0.20)
—	— [2]	— [2]	— [2]	— [2]
(0.17)	(0.19)	(0.20)	(0.19)	(0.20)

$3.92	$3.75	$3.78	$3.73	$3.90

9.39%	4.35%	6.97%	0.62%	9.54%

$2,857	$3,891	$4,805	$5,863	$7,529
1.18%	1.19%	1.19%	1.27%	1.30%
1.44%	1.41%	1.40%	1.40%	1.40%
4.30%	4.84%	5.25%	4.89%	5.17%

4.04%	4.62%	5.04%	4.76%	5.07%
91%	108%	76%	96%	90%

33

Financial highlights
Delaware High-Yield Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

34

Year ended
7/31/21	7/31/20	7/31/19	7/31/18	7/31/17
$3.74	$3.76	$3.71	$3.89	$3.74

0.18	0.20	0.21	0.21	0.22
0.18	(0.02)	0.06	(0.18)	0.15
0.36	0.18	0.27	0.03	0.37

(0.19)	(0.20)	(0.22)	(0.21)	(0.22)
—	— [2]	— [2]	— [2]	— [2]
(0.19)	(0.20)	(0.22)	(0.21)	(0.22)

$3.91	$3.74	$3.76	$3.71	$3.89

9.95%	5.15%	7.52%	0.84%	10.08%

$97,188	$42,315	$44,923	$60,226	$80,166
0.68%	0.69%	0.69%	0.77%	0.80%
0.94%	0.91%	0.90%	0.90%	0.90%
4.80%	5.34%	5.75%	5.39%	5.67%
4.54%	5.12%	5.54%	5.26%	5.57%
91%	108%	76%	96%	90%

35

Financial highlights
Delaware High-Yield Opportunities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

4/29/21[1]
to
7/31/21
Net asset value, beginning of period	$3.88

Income from investment operations:
Net investment income[2]	0.03
Net realized and unrealized gain	0.05
Total from investment operations	0.08

Less dividends and distributions from:
Net investment income	(0.05)
Total dividends and distributions	(0.05)

Net asset value, end of period	$3.91

Total return[3]	2.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$68,460
Ratio of expenses to average net assets[4]	0.59%
Ratio of expenses to average net assets prior to fees waived[4]	0.87%
Ratio of net investment income to average net assets	4.01%
Ratio of net investment income to average net assets prior to fees waived	3.73%
Portfolio turnover	91% [5]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Portfolio turnover is representative of the Fund for the year ended July 31, 2021.

36

Notes to financial statements
Delaware High-Yield Opportunities Fund	July 31, 2021

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Floating Rate Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; and for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers or other financial intermediaries.

On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the Ivy Funds), and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (Macquarie), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the Transaction). The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds® by Macquarie, are now managed by Delaware Management Company (DMC) and distributed by DDLP.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such

37

Notes to financial statements
Delaware High-Yield Opportunities Fund

1. Significant Accounting Policies (continued)

factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2021 and for all open tax years (years ended July 31, 2018–July 31, 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended July 31, 2021, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are

38

amortized to interest income to the earliest call date using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended July 31, 2021.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2021, the Fund earned $561 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.69% of the Fund’s Class A, Class C, Class R, and Institutional Class average daily net assets and 0.58% of the Fund’s Class R6 shares average daily net assets from August 1, 2020 through July 31, 2021.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

39

Notes to financial statements
Delaware High-Yield Opportunities Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2021, the Fund was charged $10,125 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2021, the Fund was charged $15,584 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended July 31, 2021, the Fund was charged $8,800 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

40

For the year ended July 31, 2021, DDLP earned $3,190 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2021, DDLP received gross CDSC commissions of $216 and $4 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

An affiliated issuer includes any company in which a Fund held 5% or more of the company’s outstanding voting shares at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the period ended July 31, 2021:

Net
				realized	Net change in
				gain (loss)	unrealized
	Value,			on	appreciation	Value,
	beginning		Sales	affiliated	(depreciation)	end of
	of period	Purchases	Proceeds	securities	on affiliated securities	period	Shares
Corporate
Bonds—0.0%
Cincinnati Bell	$1,172,708	$1,604,236	$—	$—	$186,812	$2,963,756	2,895,000
____________________

*	The aggregate contractual waiver period covering this report is from November 29, 2019 through November 30, 2022 of the Fund’s Class A, Class C, Class R, and Institutional Class shares and from April 19, 2021 through November 30, 2022 of the Fund’s Class R6 shares.

3. Investments

For the year ended July 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$182,252,385
Sales	189,441,785

41

Notes to financial statements
Delaware High-Yield Opportunities Fund

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2021, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$595,962,461
Aggregate unrealized appreciation of investments	$24,789,495
Aggregate unrealized depreciation of investments	(1,725,164)
Net unrealized appreciation of investments	$23,064,331

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market

42

prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2021:

	Level 1	Level 2	Level 3		Total
Securities
Assets:
Common Stock	$—	$—	$—	*	$—
Corporate Bonds	—	538,509,793	—		538,509,793
Loan Agreements	—	64,573,633	—		64,573,633
Short-Term Investments	15,943,366	—	—		15,943,366
Total Value of Securities	$15,943,366	$603,083,426	$—		$619,026,792

*	The security that has been valued at zero on the “Schedule of investments” is considered to be Level 3 investment in this table.

During the year ended July 31, 2021, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2021 and 2020 were as follows:

	Year ended
	7/31/21	7/31/20
Ordinary income	$8,654,615	$9,322,395
Long-term capital gains	8,133	—
Return of capital	—	42,051
Total	$8,662,748	$9,364,446

43

Notes to financial statements
Delaware High-Yield Opportunities Fund

5. Components of Net Assets on a Tax Basis

As of July 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$721,308,246
Undistributed long-term capital gains	144,205
Distributions payable	(196,079)
Capital loss carryforwards*	(121,459,865)
Unrealized appreciation of investments	23,064,331
Net assets	$622,860,838

*	A portion of the Fund’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market discount and premium on debt instruments, and market premium on callable bonds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of wash sales. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2021, the adjustments were to decrease distributable earnings and increase paid-in capital in excess of par by $58,731,899 due to wash sales and capital loss carryover from merger.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2021, the Fund utilized $6,248,080 of capital loss carryforwards.

At July 31, 2021, capital loss carryforwards available to offset future realized capital gains, are as follows:

Loss carryforward character
Short-term	Long-term	Total
$33,993,364	$87,466,501	$121,459,865

44

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/21	7/31/20
Shares sold:
Class A	3,309,477	2,149,774
Class C	212,732	267,125
Class R	255,469	224,270
Institutional Class	4,044,411	3,480,551
Class R6	59,308	—

Shares from merger:[1]
Class A	84,695,009	—
Institutional Class	12,555,808	—
Class R6	17,440,861	—

Shares issued upon reinvestment of dividends and distributions:
Class A	1,575,695	1,444,978
Class C	123,730	216,809
Class R	38,864	56,578
Institutional Class	616,045	570,915
Class R6	12,536	—
	124,939,945	8,411,000

Shares redeemed:
Class A	(4,860,142)	(6,262,973)
Class C	(2,674,490)	(1,930,097)
Class R	(602,763)	(516,444)
Institutional Class	(3,665,046)	(4,671,706)
	(11,802,441)	(13,381,220)
Net increase (decrease)	113,137,504	(4,970,220)

[1]	See Note 7.

45

Notes to financial statements
Delaware High-Yield Opportunities Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on previous page and on the “Statements of changes in net assets.” For the years ended July 31, 2021 and 2020, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
				Institutional
	Class A	Class C	Class A	Class
	Shares	Shares	Shares	Shares	Value
Year ended
7/31/21	4,746	97,342	83,039	19,301	$394,531
7/31/20	18,902	55,935	43,662	31,364	276,039

7. Reorganization

On July 23, 2021, the Board approved a proposal to reorganize Delaware Fund for Income, a series of Delaware Group Equity Funds IV and Macquarie High Yield Bond Portfolio, a series of Macquarie Institutional Portfolios (the “Acquired Funds”) with and into Delaware High-Yield Opportunities Fund (the “Acquiring Fund”), (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Funds were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Funds, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Funds liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Funds to own shares of a Fund with a similar investment objective and style as, and potentially lower net expenses than the Acquired Funds. The reorganization was accomplished by a tax-free exchange of shares on July 23, 2021. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The cost and market value of the investments of the Acquired Funds as of the close of business on July 23, 2021 were as follows:

	Cost	Market Value
Delaware Fund for Income	$358,265,465	$372,497,499
Macquarie High Yield Bond Portfolio	61,593,183	64,028,117

46

The share transactions associated with the Reorganization are as follows:

Shares
	Acquired	Acquired	Converted	Acquiring
	Funds	Fund Shares	to Acquiring	Fund	Conversion
	Net Assets	Outstanding	Fund	Net Assets	Ratio
Delaware High-Yield
	Delaware Fund for Income		Opportunities Fund
Class A	$331,157,485	130,794,637	84,695,009	$117,388,713	0.6475
Institutional
Class	49,093,208	19,534,886	12,555,808	47,836,372	0.6427
Class R6	132,296	51,998	33,835	54,060	0.6507

Shares
	Acquired	Acquired	Converted	Acquiring
	Funds	Fund Shares	to Acquiring	Fund	Conversion
	Net Assets	Outstanding	Fund	Net Assets	Ratio
Delaware High-Yield
	Macquarie High Yield Bond		Opportunities
	Portfolio - Portfolio Class		Fund Class R6
	$68,061,470	9,425,899	17,407,026	$54,060	1.8467

The net assets of the Acquired Funds before the Reorganization were $448,444,459. The net assets of the Acquiring Fund immediately following the Reorganization were $623,744,485.

Assuming the Reorganization had been completed on August 1, 2020, the Acquiring Fund’s pro forma results of operations for the year ended July 31, 2021, would have been as follows:

Net investment income	$26,151,767
Net realized gain on investments	22,967,377
Net change in unrealized appreciation (depreciation)	25,320,777
Net increase in net assets resulting from operations	$74,439,921

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on July 23, 2021.

8. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $275,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

47

Notes to financial statements
Delaware High-Yield Opportunities Fund

8. Line of Credit (continued)

On November 2, 2020, the Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Fund had no amounts outstanding as of July 31, 2021, or at any time during the year then ended.

9. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral

48

shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2021, the Fund had no securities out on loan.

10. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities.

49

Notes to financial statements
Delaware High-Yield Opportunities Fund

10. Credit and Market Risk (continued)

Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale

50

pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2021, that would require recognition or disclosure in the Fund’s financial statements.

51

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds and Shareholders of Delaware High-Yield Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware High-Yield Opportunities Fund (one of the funds constituting Delaware Group® Income Funds, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 20, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

52

Other Fund information (Unaudited)
Delaware High-Yield Opportunities Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 25-27, 2021, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2020 through March 31, 2021. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

53

Other Fund information (Unaudited)
Delaware High-Yield Opportunities Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2021, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	99.91%
(B) Long-Term Capital Gains (Tax Basis)	0.09%
Total Distributions (Tax Basis)	100.00%
____________________

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended July 31, 2021, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended July 31, 2021, the Fund has reported maximum distributions of Qualified Interest Income of $6,841,441.

The percentage of the ordinary dividends reported by the funds that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.0%.

54

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie	150	Trustee — UBS Relationship
610 Market Street	Chief Executive	Chief Executive	Investment Management[2]		Funds, SMA Relationship Trust,
Philadelphia, PA	Officer,	Officer	(January 2019–Present)		and UBS Funds
19106-2354	and Trustee	since August 2015	Head of Americas of		(May 2010–April 2015)
February 1970		Trustee since	Macquarie Group
		September 2015	(December 2017–Present)
Deputy Global Head of
Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment
Management Americas
(2015–2017)

55

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Independent Trustees

Jerome D.	Trustee	Since January 2019	Managing Member, Stonebrook	150	None
Abernathy			Capital Management, LLC
610 Market Street			(financial technology: macro
Philadelphia, PA			factors and databases)
19106-2354			(January 1993-Present)
July 1959

Thomas L. Bennett	Chair and Trustee	Trustee since March	Private Investor	150	None
610 Market Street		2005	(March 2004–Present)
Philadelphia, PA		Chair since March
19106-2354		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer, Private	150	Director — Banco Santander
610 Market Street			Wealth Management		International
Philadelphia, PA			(2011–2013) and Market		(October 2016–December 2019)
19106-2354			Manager, New Jersey Private		Director — Santander Bank, N.A.
November 1958			Bank (2005–2011) — J.P.		(December 2016–December
			Morgan Chase & Co.		2019)

56

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Joseph W. Chow	Trustee	Since January 2013	Private Investor	150	Director and Audit Committee
610 Market Street			(April 2011–Present)		Member — Hercules Technology
Philadelphia, PA					Growth Capital, Inc.
19106-2354					(July 2004–July 2014)
January 1953

John A. Fry	Trustee	Since January 2001	President — Drexel University	150	Director; Compensation
610 Market Street			(August 2010–Present)		Committee and Governance
Philadelphia, PA			President — Franklin & Marshall		Committee Member —
19106-2354			College		Community Health Systems
May 1960			(July 2002–June 2010)		(May 2004–Present)
Director — Drexel Morgan & Co.
(2015–2019)
Director, Audit and
Compensation Committee
Member — vTv Therapeutics Inc.
(2017–Present)
Director and Audit Committee
Member — FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
Director — Federal Reserve
Bank of Philadelphia
(January 2020–Present)

57

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Frances A.	Trustee	Since September	Private Investor	150	Trust Manager and Audit
Sevilla-Sacasa		2011	(January 2017–Present)		Committee Chair — Camden
610 Market Street			Chief Executive Officer — Banco		Property Trust
Philadelphia, PA			Itaú International		(August 2011–Present)
19106-2354			(April 2012–December 2016)		Director; Audit
January 1956			Executive Advisor to Dean		and Compensation
			(August 2011–March 2012) and		Committee Member —
			Interim Dean		Callon Petroleum Company
			(January 2011–July 2011) —		(December 2019–Present)
			University of Miami School of		Director — New Senior
			Business Administration		Investment Group Inc.
			President — U.S. Trust, Bank of		(January 2021–Present)
			America Private Wealth		Director; Audit Committee
			Management (Private Banking)		Member — Carrizo Oil & Gas,
			(July 2007-December 2008)		Inc. (March 2018–December
2019)

58

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman — PNC Financial	150	Director — HSBC North America
610 Market Street			Services Group		Holdings Inc.
Philadelphia, PA			(2010–April 2013)		(December 2013–Present)
19106-2354					Director — HSBC USA Inc.
March 1956					(July 2014–Present)
Director — HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April 2018)

59

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	150	Director; Finance Committee and
610 Market Street			President — Gore Creek Capital,		Audit Committee Member —
Philadelphia, PA			Ltd. (August 2009–Present)		H&R Block Corporation
19106-2354					(July 2008–Present)
August 1959					Director; Investments
Committee, Capital and Finance
Committee, and Audit
Committee Member — Grange
Insurance (2013–Present)
Trustee; Chair of Nominating and
Governance Committee and
Audit Committee Member — The
Merger Fund (2013–Present), The
Merger Fund VL (2013–Present);
WCM Alternatives: Event-Driven
Fund (2013–Present), and WCM
Alternatives: Credit Event Fund
(December 2017–Present)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

60

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	150	Director; Personnel and
610 Market Street			(January 2006–July 2012), Vice		Compensation Committee Chair;
Philadelphia, PA			President — Mergers &		Member of Nominating,
19106-2354			Acquisitions		Investments, and Audit
July 1948			(January 2003–January 2006),		Committees for various periods
			and Vice President and Treasurer		throughout directorship —
			(July 1995–January 2003) — 3M		Okabena Company (2009–2017)
Company
Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	150	None[3]
610 Market Street	General Counsel, and	since May 2013;	various capacities at different
Philadelphia, PA	Secretary	General Counsel	times at Macquarie Investment
19106-2354		since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served in	150	None[3]
610 Market Street	and Treasurer	and Treasurer since	various capacities at different
Philadelphia, PA		October 2007	times at Macquarie Investment
19106-2354			Management.
October 1972

61

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served in	150	None
610 Market Street	and Chief Financial	and Chief Financial	various capacities at different
Philadelphia, PA	Officer	Officer since	times at Macquarie Investment
19106-2354		November 2006	Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

62

About the organization

Board of trustees

Shawn K. Lytle President and Chief Executive Officer Delaware Funds® by Macquarie Philadelphia, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY	Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL	Christianna Wood Chief Executive Officer and President Gore Creek Capital, Ltd. Golden, CO

Jerome D. Abernathy Managing Member, Stonebrook Capital Management, LLC Jersey City, NJ	Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	Thomas K. Whitford Former Vice Chairman PNC Financial Services Group Pittsburgh, PA	Janet L. Yeomans Former Vice President and Treasurer 3M Company St. Paul, MN

Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

63

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $155,376 for the fiscal year ended July 31, 2021.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $172,640 for the fiscal year ended July 31, 2020.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $958,376 for the registrant’s fiscal year ended July 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $26,000 for the fiscal year ended July 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $26,000 for the fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2020.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $5,607,000 for the registrant’s fiscal years ended July 31, 2021 and July 31, 2020, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® INCOME FUNDS

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 6, 2021

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 6, 2021